SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

GPS FUNDS I
GPS FUNDS II
GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

GPS FUNDS I
GuideMarkSM Large Cap Growth Fund
GuideMarkSM Large Cap Value Fund
GuideMarkSM Small/Mid Cap Core Fund
GuideMarkSM World ex-US Fund
GuideMarkSM Opportunistic Equity Fund
GuideMarkSM Core Fixed Income Fund
GuideMarkSM Tax-Exempt Fixed Income Fund

GPS FUNDS II
GuideMarkSM Global Real Return Fund
GuideMarkSM Opportunistic Fixed Income Fund
GuidePathSM Strategic Asset Allocation Fund
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
GuidePathSM Absolute Return Asset Allocation Fund
GuidePathSM Multi-Asset Income Asset Allocation Fund
GuidePathSM Fixed Income Allocation Fund
GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS
Genworth Financial Contra Fund

2300 Contra Costa Blvd., Suite 600
Pleasant Hill, California 94523-3967

[May 17], 2013

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and proxy card(s) for a joint special meeting of shareholders (the “Meeting”) of GPS Funds I, GPS Funds II and Genworth Financial Asset Management Funds (“GFAM”) (each, a “Trust,” and together, the “Trusts”) relating to their respective series listed above (each, a “Fund,” and together, the “Funds”). The Meeting will be held at the principal executive offices of the Trusts at 2300 Contra Costa Blvd., Suite 600, Pleasant Hill, California on Wednesday, July 10, 2013 at [____] [_].m., [____] time. The purpose of the Meeting is to vote on several important proposals that affect the Trusts and the Funds, and your investment in one or more of them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposals and the materials to use when voting by mail, by telephone or through the Internet.

As you may be aware, Genworth Financial, Inc. (“Genworth”), the parent company of: (i) Genworth Financial Wealth Management, Inc. (“GFWM”), the investment advisor of each Fund; and (ii) Altegris Advisors, LLC (“Altegris”), sub-advisor of the GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund, has agreed to enter into a transaction (the “Transaction”) whereby private equity funds managed by Aquiline Capital Partners LLC and Genstar Capital,

LLC and certain other investors would acquire GFWM and Altegris.  The Transaction will cause certain agreements for the Funds to automatically terminate as required by law.

In order for the management and operation of each Fund to continue uninterrupted after the Transaction, the Board of Trustees of each Trust (each, a “Board,” and together, the “Boards”) is requesting that shareholders of each Fund approve new agreements to take effect upon the closing of the Transaction. Details of the Transaction and the proposed new agreements are included in the attached proxy statement.

In addition, in order to provide cost and operational efficiencies moving forward, shareholders of GPS Funds I and GPS Funds II are being asked to approve a new slate of Trustees so that the Board of each of GPS Funds I and GPS Funds II will consist of the same individuals.

Finally, shareholders of GFAM are being asked to approve the operation of the Genworth Financial Contra Fund (the “Contra Fund”) under a “manager of managers” structure whereby GFWM would be able to hire, terminate and replace unaffiliated sub-advisors of the Contra Fund without shareholder approval.  The “manager of managers” structure is in place for the other Funds and would allow the GFAM Board, together with GFWM, the flexibility to take action with respect to sub-advisors and sub-advisory agreements that GFWM and the GFAM Board of Trustees believe are in the best interest of the Contra Fund without incurring the expense and delay of soliciting shareholder approval in the future.

THE TRUSTEES RECOMMEND THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Each proposal has been carefully reviewed by the applicable Trust’s Board. The Trustees of each Trust, all of whom (except for one from each Trust) are not affiliated with the Trusts’ service providers, are responsible for protecting your interests as a shareholder.

Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the Web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received no later than July 10, 2013. Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions before you vote, please call [____________] (“[____________]”), toll-free at [____________]. You may also receive a telephone call from one of AST Fund Solutions, LLC’s proxy solicitation agents asking you to vote your shares. Thank you for your participation in this important initiative.

ii

Sincerely,

Carrie E. Hansen
President of each Trust

iii

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

GPS FUNDS I
GuideMarkSM Large Cap Growth Fund
GuideMarkSM Large Cap Value Fund
GuideMarkSM Small/Mid Cap Core Fund
GuideMarkSM World ex-US Fund
GuideMarkSM Opportunistic Equity Fund
GuideMarkSM Core Fixed Income Fund
GuideMarkSM Tax-Exempt Fixed Income Fund

GPS FUNDS II
GuideMarkSM Global Real Return Fund
GuideMarkSM Opportunistic Fixed Income Fund
GuidePathSM Strategic Asset Allocation Fund
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
GuidePathSM Absolute Return Asset Allocation Fund
GuidePathSM Multi-Asset Income Asset Allocation Fund
GuidePathSM Fixed Income Allocation Fund
GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS
Genworth Financial Contra Fund

2300 Contra Costa Blvd., Suite 600
Pleasant Hill, California 94523-3967

To be held on July 10, 2013

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on July 10, 2013:
This Joint Proxy Statement is available at www.[______________].

To the Shareholders of each fund listed above (each, a “Fund,” and together, the “Funds”), each of which are separate series of GPS Funds I (“GPS I”), GPS Funds II (“GPS II”) or Genworth Financial Asset Management Funds (“GFAM”), as provided above:

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of shareholders of GPS I, GPS II and GFAM (each, a “Trust,” and together, the “Trusts”) will be held at the principal offices of each Trust, 2300 Contra Costa Blvd., Suite 600, Pleasant Hill, California 94523 on Wednesday, July 10, 2013 at [___] [_].m., Pacific time.  The Meeting is being called for the following reasons:

1.           For GPS I and GPS II, to elect a Board of Trustees.  The nominees for election to each Board, one of which is currently a member of the Board of GPS I and three of which are currently members of the Board of GPS II, are:

                David M. Dunford
                Paul S. Feinberg
                Dennis G. Schmal
                Gurinder S. Ahluwalia

2.           For GPS I, GPS II and GFAM, to approve a new investment advisory agreement for each Fund with Genworth Financial Wealth Management, Inc. (“GFWM”).

3.           For GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund, a series of GPS II, to approve a new sub-advisory agreement with Altegris Advisors, LLC.

4.           For Genworth Financial Contra Fund (the “Contra Fund”), a series of GFAM, to approve a new sub-advisory agreement with Credit Suisse Asset Management, LLC.

5.           For the Contra Fund, a series of GFAM, to approve the operation of the Contra Fund under a “manager of managers” structure whereby the GFAM Board, together with GFWM, the Contra Fund’s investment advisor, would be able to hire, terminate and replace unaffiliated sub-advisors of the Contra Fund without shareholder approval.

Each of GPS I, GPS II and GFAM may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Shareholders of record of each Fund as of the close of business on May 1, 2013 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  You are invited to attend the Meeting. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope, or by voting by telephone or through the Internet.  Your vote is important.

By order of the Boards of Trustees,

Christine Villas-Chernak                                                                                     Simi K. Gill
Secretary of GPS I and GPS II                                                                            Secretary of GFAM

[May 17], 2013

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone or through the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Joint Proxy Statement.

ii

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED.  PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

iii

JOINT PROXY STATEMENT

GPS FUNDS I
GuideMarkSM Large Cap Growth Fund
GuideMarkSM Large Cap Value Fund
GuideMarkSM Small/Mid Cap Core Fund
GuideMarkSM World ex-US Fund
GuideMarkSM Opportunistic Equity Fund
GuideMarkSM Core Fixed Income Fund
GuideMarkSM Tax-Exempt Fixed Income Fund

GPS FUNDS II
GuideMarkSM Global Real Return Fund
GuideMarkSM Opportunistic Fixed Income Fund
GuidePathSM Strategic Asset Allocation Fund
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
GuidePathSM Absolute Return Asset Allocation Fund
GuidePathSM Multi-Asset Income Asset Allocation Fund
GuidePathSM Fixed Income Allocation Fund
GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS
Genworth Financial Contra Fund

2300 Contra Costa Blvd., Suite 600
Pleasant Hill, California 94523-3967

Dated [May 17], 2013

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on July 10, 2013:
This Joint Proxy Statement is available at www.[______________].

This joint proxy statement (the “Joint Proxy Statement”) solicits proxies to be voted at a joint special meeting (the “Meeting”) of shareholders of GPS Funds I (“GPS I”), GPS Funds II (“GPS II”) and Genworth Financial Asset Management Funds (“GFAM”) to be held at the principal executive offices of each Trust at 2300 Contra Costa Blvd., Suite 600, Pleasant Hill, California 94523, on Wednesday, July 10, 2013 at [___] [_].m., Pacific time.  GPS I, GPS II and GFAM collectively are referred to as the “Trusts” and each is referred to individually as a “Trust.”  Each of the separate series within the Trusts, as provided above, are referred to as a “Fund” and all of the series are collectively referred to as the “Funds.”

The Meeting was called by the Board of Trustees of each Trust (each, a “Board,” and together, the “Boards”) to vote on the following proposals (each, a “Proposal,” and together, the “Proposals”), each of which is described more fully below:

	Proposal	Who votes on the Proposal?
1.
For GPS I and GPS II, to elect a Board of Trustees.  The nominees for election to each Board, one of which is currently a member of the Board of GPS I and three of which are currently members of the Board of GPS II, are:
David M. Dunford
Paul S. Feinberg
Dennis G. Schmal
Gurinder S. Ahluwalia
Shareholders of GPS I, with shareholders of all of the Funds of GPS I voting collectively; and shareholders of GPS II, with shareholders of all of the Funds of GPS II voting collectively.
2.	For GPS I, GPS II and GFAM, to approve a new investment advisory agreement for each Fund with Genworth Financial Wealth Management, Inc. (“GFWM”).	Shareholders of each Fund, voting separately from shareholders of each other Fund.
3.	For GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund (the “Altegris Fund”), a series of GPS II, to approve a new sub-advisory agreement with Altegris Advisors, LLC (“Altegris”).	Shareholders of the Altegris Fund only.
4.	For Genworth Financial Contra Fund (the “Contra Fund”), a series of GFAM, to approve a new sub-advisory agreement with Credit Suisse Asset Management, LLC (“CSAM”).	Shareholders of the Contra Fund only.
5.
For the Contra Fund, a series of GFAM, to approve the operation of the Contra Fund under a “manager of managers” structure whereby the GFAM Board, together with GFWM, the Contra Fund’s investment advisor, would be able to hire, terminate and replace unaffiliated sub-advisors of the Contra Fund without shareholder approval.
Shareholders of the Contra Fund only.

Each Trust may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.  Each Board, on behalf of each Fund, is soliciting these proxies.  This Joint Proxy Statement is first being sent to shareholders on or about [May 17], 2013.

This Joint Proxy Statement gives you information about the nominees for Trustee to the Boards of GPS I and GPS II, the new investment advisory agreement for each Fund, the new sub-advisory agreement for each of the Altegris Fund and the Contra Fund, the proposed new “manager of managers” structure for the Contra Fund, and other matters that you should know before voting.

Each Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
You can reach the offices of the Trusts by calling (800) 664-5345.

Each Trust’s annual report to shareholders is sent to shareholders of record following the Trust’s fiscal year end.  If you want a free copy of a Trust’s most recent annual report or most recent succeeding semi-annual report, if any, please contact your financial institution or intermediary.  For GPS I and GPS II, you may request a copy of the most recent annual report or most recent succeeding semi-annual report, if any, by calling toll-free (888) 278-5809 or writing to GPS I or GPS II at: GPS Funds I / GPS Funds II, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For GFAM, you may request a copy of the most recent annual report or most recent succeeding semi-annual report, if any, by calling toll-free (888) 278-5809 or writing to GFAM at: Genworth Financial Asset Management Funds, Attn: Fund Compliance, 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523.  The most recent annual report and most recent succeeding semi-annual report, if any, for GPS I and GPS II are also available, free of charge, through their Web site at www.GenworthWealth.com.  GFAM does not make annual or semi-annual reports available via the Internet because GFAM does not maintain a public Web site.

Two or more shareholders of a Fund who share an address might receive only one annual report or Joint Proxy Statement, unless a Trust has received instructions to the contrary. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call toll-free (888) 278-5809 or send a written request to (i) U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 for GPS I or GPS II; or (ii) Genworth Financial Asset Management Funds, Attn: Fund Compliance, 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523 for GFAM if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

TABLE OF CONTENTS

Proposal 1: For GPS I and GPS II, to Elect a Board of Trustees	1
Introduction to Proposal 1	1
Who are the Trustee Nominees?	1
How are Nominees for Trustee Selected?	2
What are the Trustee Nominees’ Qualifications and Experience?	2
What is the Board’s Leadership Structure?	3
How Often Does the Board Meet and How are the Trustees Compensated?	6
Who are the Principal Officers of the GPS Trusts?	6
What are the Standing Committees of the Board?	7
Who are the GPS Trusts’ Independent Auditors?	7
What is the Required Vote to Elect Trustees?	8
Proposal 2: To Approve a New Investment Advisory Agreement for each Fund with Genworth Financial Wealth Management.	9
Background and Information on the Transaction	9
Information about GFWM and the Buyer	10
Anticipated Effects of the Transaction on GFWM and the Funds	10
Section 15(f) of the 1940 Act	11
The New Advisory Agreements	12
Manager of Managers Structure and Sub-Advisory Agreements	15
Additional Information about GFWM	16
Considerations of the Board in Approving the New Advisory Agreements	16
Required Vote	25
Proposal 3: For GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund to Approve a New Sub-Advisory Agreement with Altegris Advisors, LLC	27
Background and Information on the Transaction	27
Information about Altegris and the Buyer	27
Anticipated Effects of the Transaction on Altegris and the Altegris Fund	28
Section 15(f) of the 1940 Act	28
The New Altegris Agreement	29
Additional Information about Altegris	30
Considerations of the Board of Trustees of GPS II for the New Altegris Agreement	30

Required Vote	32
Proposal 4: For Genworth Financial Contra Fund, to Approve a New Sub-Advisory Agreement with Credit Suisse Asset Management, LLC	33
Termination of Current CSAM Agreement due to the Transaction	33
Information about CSAM	34
The New CSAM Agreement	34
Additional Information about CSAM	36
Considerations of the Board of Trustees of GFAM for the New CSAM Agreement	36
Required Vote	37
Proposal 5: For the Contra Fund, to Approve the Operation of the Contra Fund under a “Manager of Managers” Structure	38
Overview of Manager of Managers Structure	38
Effects on Shareholder Right to Vote on Sub-Advisory Agreements	39
Benefits to the Contra Fund	40
The Board’s Consideration of this Proposal	40
Required Vote	41
Voting Information	42
How will Shareholder Voting be Handled?	42
How do I Ensure my Vote is Accurately Recorded?	42
May I Revoke my Proxy?	43
What Other Matters will be Voted upon at the Meeting?	43
Who is Entitled to Vote?	43
What is the Quorum Requirement?	43
Who will Pay the Expenses of the Meeting?	43
What Other Solicitations will be Made?	44
How do I Submit a Shareholder Proposal for Inclusion in the Trust’s Proxy Statement for a Future Shareholder Meeting?	44
How May I Communicate with the Board?	45
More Information about the Funds	46
Investment Advisor	46
Custodian, Fund Administrator, Transfer Agent, Fund Accountant and Shareholder Servicing Agents	46
Distributor	47

v

PROPOSAL 1: FOR GPS I AND GPS II, TO ELECT A BOARD OF TRUSTEES

Introduction to Proposal 1

In Proposal 1, shareholders of GPS I and GPS II (each, a “GPS Trust,” and together, the “GPS Trusts”) are being asked to elect four trustees (together, the “Trustee Nominees”) to the Boards of GPS I and GPS II.  One of the Trustee Nominees is currently a member of the Board of GPS I and three of the Trustee Nominees are currently members of the Board of GPS II.

GPS I and GPS II currently have Boards consisting of two separate and distinct sets of individuals.  For GPS I, William J. Klipp, R. Thomas DeBerry and Dennis G. Schmal serve as Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), and Ronald Cordes serves as an “Interested Trustee.”  For GPS II, David M. Dunford, Paul S. Feinberg and John A. Fibiger serve as Independent Trustees, and Gurinder S. Ahluwalia serves as an Interested Trustee.  The shareholders of GPS I and GPS II are being asked to restructure their Boards to create a uniform set of individuals to serve as Trustees on each Board in order to provide cost and operational efficiencies in the future.  If elected, the Board of each GPS Trust would be comprised of the following Trustees: Messrs. Dunford, Feinberg and Schmal as Independent Trustees, and Mr. Ahluwalia as an Interested Trustee.  Although the Boards for GPS I and GPS II will become common Boards, the GPS I and GPS II Trusts will remain distinct Trusts.

Each GPS Trust is governed by its Board, which has oversight responsibility for the management of the GPS Trust’s business affairs.  The Trustees are fiduciaries for the Funds’ shareholders and are subject to the laws of the State of Delaware in this regard. The Board of each GPS Trust oversees the management and affairs of the Trust; establishes policies for the operation of the Funds; oversees and reviews the performance of the advisor, the sub-advisors, the distributor and others who perform services for the GPS Trusts; and appoints the officers who conduct the daily business of the Funds.

Who are the Trustee Nominees?

Each proposed Board is comprised of four members, three of whom are Independent Trustees. Only Mr. Ahluwalia would be deemed an “Interested Trustee” of each GPS Trust because he is an officer of GFWM, the investment advisor to the Funds, and certain of its affiliates.  Appendix A contains a list of the Trustee Nominees with certain background and related information.

If elected, each Trustee Nominee for GPS I will hold office for the continued lifetime of the Trust until the Trustee’s successor is elected and qualified; until his earlier death, resignation or removal; or until the Trustee is declared bankrupt or incompetent by a court.  If elected, each Trustee Nominee for GPS II will hold office for the lifetime of the Trust; until such Trustee’s successor is elected and qualified; or until his earlier death, resignation, removal, retirement or inability otherwise to serve.  Each Trustee Nominee currently is available and has consented to serve if elected. If any of the Trustee Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Trustees.  Although Mr. Schmal currently serves as a Trustee of GPS I, he is standing for election by shareholders of the GPS Trusts for the first time. Mr. Schmal was appointed as a Trustee by the Independent Trustees of GPS I in 2007.  The other Trustee Nominees were elected by the initial shareholder of GPS II and are therefore standing for election by the shareholders of GPS I for the first time.

How are Nominees for Trustee Selected?

The Nominating and Governance Committee of each GPS Trust is responsible for, among other things, identifying and recommending qualified individuals to become Board members.

The Nominating and Governance Committee of each GPS Trust is comprised of all of the Independent Trustees of that GPS Trust.  The Nominating and Governance Committee of each GPS Trust meets as often as necessary or appropriate (and in the case of GPS II, at least annually) to discharge its functions and reports its actions and recommendations to the relevant Board on a regular basis.  During the fiscal year ended March 31, 2013, the Nominating and Governance Committee of GPS I did not meet and the Nominating and Governance Committee of GPS II met four times.  The Board of each GPS Trust has adopted and approved a formal written charter for its Nominating and Governance Committee, each of which is attached as Appendix B to this Joint Proxy Statement.

The Nominating and Governance Committee of each GPS Trust met on April 19, 2013 to evaluate candidates for positions on each Board, including evaluating candidates’ qualifications for Board membership, as well as such other information as the Committee deemed relevant to their considerations.  The Nominating and Governance Committee of each GPS Trust recommended the Trustee Nominees for nomination by the Independent Trustees, and at their meeting on April 19, 2013, the Independent Trustees and the full Board of each GPS Trust selected and nominated the Trustee Nominees for election by the shareholders of the respective GPS Trust.

Each GPS Trust’s Nominating and Governance Committee may consider shareholder recommendations for Trustee nominations.  Shareholders who wish to submit recommendations for nominations to fill a vacancy on a Board must submit their recommendations in writing to the Secretary of the relevant GPS Trust at 2300 Contra Costa Blvd., Suite 600, Pleasant Hill, California 94523.  Shareholders should include biographical information and qualifications for any nominees submitted for recommendation. The Nominating and Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee.

What are the Trustee Nominees’ Qualifications and Experience?

Each current GPS Trust Board believes that each Trustee Nominee has the qualifications, experience, attributes and skills appropriate to serve as a Trustee of the GPS Trust in light of the Trust’s business and structure. Among the attributes and skills common to all Trustee Nominees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with GFWM and other service providers, and the ability to exercise independent business judgment. Each Trustee Nominee’s ability to perform his duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences.  Additionally, the Board of each GPS Trust recognized that the proposed Board will benefit from having representation from the Board of each GPS Trust and from management.  Generally, no one factor was decisive in determining that an individual should be submitted to shareholders for election as Trustee. Set forth below is a brief description of the specific experience of each Trustee Nominee that each Nominating and Governance Committee and Board considered in making recommendations for Trustee Nominees.  Additional details regarding the background of each Trustee Nominee is included in Appendix A.

David M. Dunford. Mr. Dunford has served as a Trustee of GPS II since it was created in 2011. He also served from 2008 to 2012 as a trustee of other mutual funds managed by GFWM, which have been liquidated. Mr. Dunford has more than 30 years of investment experience in the insurance and investment management industries, including serving as chief investment officer. Mr. Dunford also serves on the board of a bank and in public office.

Paul S. Feinberg. Mr. Feinberg has served as a Trustee of GPS II since it was created in 2011. He serves as the current Chairman of the Nominating and Governance Committee of GPS II. He also served from 2008 to 2012 as a trustee of other mutual funds managed by GFWM, which have been liquidated. Mr. Feinberg has more than 30 years of experience in leadership and legal positions in the insurance and investment management industries, including serving as executive vice president and general counsel of a financial services company providing services to the retirement plan marketplace. Mr. Feinberg also served as president of a mutual fund group.

Dennis G. Schmal.  Mr. Schmal has served as a Trustee of GPS I since 2007 and serves as the Chairman of the Audit Committee of GPS I.  Mr. Schmal has over 30 years of business/financial experience, including serving as a partner of an independent accounting firm, where his work included auditing the financial statements of public companies and financial institutions.

Gurinder S. Ahluwalia. Mr. Ahluwalia has served as a Trustee and Chairman of GPS II since it was created in 2011 and of GFAM since 2005. He is President and Chief Executive Officer (“CEO”) of GFWM.

What is the Board’s Leadership Structure?

With respect to each GPS Trust, the Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including GFWM and the Funds’ other service providers. The Trustees are responsible for approving the agreements between these service providers and the Trust, approving agreements between the advisor and any sub-advisors, and exercising general service provider oversight.

Leadership Structure and the Board of Trustees of GPS I. Overall responsibility for overseeing and managing the business and affairs of the Trust rests with its Board.  Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the advisor, sub-advisors, administrator, transfer agent, distributor and custodians.  The Board is responsible for selecting these service providers, approving the terms of their contracts regarding the Funds, and exercising general service provider oversight.  The Board has appointed employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting to the Board regarding Trust operations.  The Board has also appointed a Chief Compliance Officer (“CCO”), who administers the Trust’s compliance program and regularly reports to the Board on compliance matters, as well as a Chief Risk Officer, who regularly reports to the Board on risk-related matters.  The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other actions, approving the investment objectives, policies and procedures for the Funds.  The role of the Board and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust.

The GPS I Board is currently composed of three Independent Trustees and one Trustee who is affiliated with GFWM, Mr. Cordes.  The GPS I Board has appointed Mr. Cordes to serve in the role of Chairman.  Mr. Cordes is Co-Chairman of GFWM and was one of the founders of the company.  The Independent Trustees have designated Mr. Klipp as the Lead Independent Trustee.  As the Lead Independent Trustee, Mr. Klipp participates in and helps to coordinate the preparation of agendas for the Board meetings and acts as a liaison between meetings among the Trust’s officers, other Trustees, the advisor, other service providers and counsel to the Independent Trustees.  The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time.  The GPS I Board believes that the Trust’s leadership and committee structure is appropriate because it provides a structure for the Board to oversee and work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  The Board’s leadership structure permits important roles for the Co-Chairman of GFWM, who serves as Chairman of the Trust, and for the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees.  In addition, the committee structure provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee, (2) an effective forum for considering governance and other matters through the Nominating and Governance Committee, and (3) the ability to meet independently with independent counsel and outside the presence of management on financial, governance and risk-oversight related issues.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designations of Chairman, Lead Independent Trustee or Chairman of a Committee do not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.  The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

Oversight of Risk for GPS I.  The Board oversees risk as part of its general oversight of the Funds.  The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Funds’ officers, the advisor and other Fund service providers perform risk management as part of the day-to-day operations of the Funds.  The Board recognizes that it is not possible to identify all risks that may affect the Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects.  Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at quarterly Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, advisor, sub-advisors, principal underwriter, fund administrator and transfer agent; (3) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (4) receiving and reviewing reports regarding key service providers; (5) meeting in executive session with and receiving reports from the Trust’s CCO and other senior officers of the Trust and the advisor regarding the compliance procedures of the Trust and its service providers; and (6) meeting with and receiving reports from the advisor’s Chief Risk Officer and other management personnel to discuss risks related to the Funds’ investments and operations.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Leadership Structure and the Board of Trustees of GPS II. The GPS II Board is currently composed of three Independent Trustees and one Trustee who is affiliated with GFWM, Mr. Ahluwalia.  The GPS II Board has appointed Mr. Ahluwalia to serve in the role of Chairman.  Mr. Ahluwalia is the President and CEO of GFWM. The Independent Trustees have designated Mr. Fibiger as the Lead Independent Trustee.  The Lead Independent Trustee participates in the preparation of agendas for the Board meetings. The Lead Independent Trustee also acts as a liaison between meetings with the Trust’s officers, other Trustees, the advisor, other service providers and counsel to the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be requested by the Board from time to time. The Board’s leadership structure also promotes the participation of the other Independent Trustees. The Board has determined that its leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. The Board’s leadership structure permits important roles for the President and CEO of GFWM, who serves as Chairman of the Trust and oversees GFWM’s day-to-day management of the Funds. In addition, the committee structure provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee, (2) an effective forum for considering governance and other matters through the Nominating and Governance Committee, and (3) the ability to meet independently with independent counsel and outside the presence of management on governance and related issues. Except for any duties specified in the Trust’s Declaration of Trust or By-laws, the designation of Chairman, Lead Independent Trustee or Chairman of a Committee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

Oversight of Risk for GPS II. The Board oversees risk as part of its general oversight of the Funds. The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Funds’ officers, the advisor and other Fund service providers perform risk management as part of the day-to-day operations of the Funds. The Board recognizes that it is not possible to identify all risks that may affect the Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at quarterly Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports from Fund officers, including the Chief Risk Officer and the CCO, related to Fund performance, risk exposures, compliance and operations; (2) quarterly meetings by the Independent Trustees in executive session with the Trust’s Chief Risk Officer and CCO; (3) periodic meetings with investment personnel to review investment strategies, techniques and the processes used to manage risks; (4) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, the advisor and any sub-advisors; and (5) at quarterly Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports from Fund officers and the independent registered public accounting firm on financial, valuation and operational matters. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

How Often Does the Board Meet and How are the Trustees Compensated?

The Board of GPS I held four meetings during GPS I’s last fiscal year.  The Board of GPS II held five meetings during GPS II’s last fiscal year.  [Each Trustee Nominee attended at least 75% of the aggregate total number of meetings of the respective Board held during the Trust’s last fiscal year, and attended at least 75% of the total number of meetings held during that year by all committees of the Board on which he served.]  The GPS Trusts do not hold annual meetings at which Trustees are elected.

No Independent Trustee owns, beneficially or of record, securities issued by any investment advisor or principal underwriter of any of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing.  The table in Appendix C shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the GPS Trusts that were beneficially owned by each Trustee Nominee as of March 31, 2013.

The Independent Trustees are compensated by the GPS Trust for which they serve. Mr. Ahluwalia, who is not an Independent Trustee, is not compensated by the GPS Trusts for serving as a Trustee.  Trust officers are not compensated by the GPS Trusts.  The table in Appendix D shows the compensation that each Independent Trustee Nominee received during the GPS Trusts’ last fiscal year and the aggregate compensation that each Independent Trustee Nominee received from funds in the family of investment companies during that period.

Who are the Principal Officers of the GPS Trusts?

Officers of each GPS Trust are appointed by the GPS Trust’s Board and serve at the pleasure of the Board. The table in Appendix E identifies the principal officers of each GPS Trust and provides certain background and related information.

What are the Standing Committees of the Board?

The Board of each GPS Trust has two standing committees: the Audit Committee and the Nominating and Governance Committee.

Audit Committee. The Audit Committee of each GPS Trust is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting a GPS Trust.  In performing its oversight function, the Audit Committee has, among other things, specific power and responsibility to: (1) oversee a GPS Trust’s accounting and financial reporting policies and practices, internal control over the GPS Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (2) to oversee the quality and objectivity of a GPS Trust’s financial statements and the independent audit thereof; (3) to approve, prior to appointment by a Board, the engagement of the GPS Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the GPS Trust’s independent registered public accounting firm; and (4) to act as a liaison between a GPS Trust’s independent auditors and the Board.  The Audit Committee of each GPS Trust meets as often as necessary or appropriate to discharge its functions and will meet at least once annually.  The Audit Committee of each GPS Trust is comprised of all of the Independent Trustees of that GPS Trust.  Mr. Schmal is the Chairman of the Audit Committee for GPS I, and Mr. Fibiger is the Chairman of the Audit Committee for GPS II.   Upon approval of this Proposal 1, it is anticipated that Mr. Schmal will be appointed the Chairman of the Audit Committee for both GPS I and GPS II.  During the fiscal year ended March 31, 2013, the Audit Committee of GPS I met three times and the Audit Committee of GPS II met five times.

Nominating and Governance Committee. Information on the Nominating and Governance Committee of each GPS Trust is provided above under “How are nominees for Trustee selected?”

Who are the GPS Trusts’ Independent Auditors?

Selection of Auditors. The Audit Committee and the Board of each GPS Trust have selected the firm of KPMG LLP (“KPMG”) to serve as each GPS Trust’s independent registered public accounting firm.  Representatives of KPMG are not expected to be present at the Meeting but will be available telephonically if necessary.

Audit Fees. The aggregate fees billed for the fiscal years ended March 31, 2013 and March 31, 2012 for professional services rendered by KPMG for the audit of each GPS Trust’s annual financial statements and for review of the financial statements included in each GPS Trust’s annual reports or for services that normally are provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years were $182,900 and $149,000, respectively, for GPS I and $146,600 and $0, respectively, for GPS II.

Audit-Related Fees. There were no fees billed for the fiscal years ended March 31, 2013 and March 31, 2012 for assurance and related services rendered by KPMG that were reasonably related to the audit or review of each GPS Trust’s financial statements and not reported under “Audit Fees” above.

Tax Fees. The aggregate fees billed by KPMG for the fiscal years ended March 31, 2013 and March 31, 2012 for services provided to each GPS Trust were $38,570 and $30,000, respectively, for GPS I and $52,520 and $8,000, respectively, for GPS II.  These tax-related services consisted of primarily the review of the tax returns for the GPS Trusts. There were no fees billed by KPMG for the fiscal years ended March 31, 2013 and March 31, 2012 for tax-related services provided to GFWM or other service providers under common control with GFWM that relate directly to the operations or financial reporting of a GPS Trust.

Aggregate Non-Audit Fees. There were no non-audit fees billed by KPMG for the fiscal years ended March 31, 2013 and March 31, 2012 for products or services provided by KPMG to a GPS Trust or to GFWM or any entity controlling, controlled by, or under common control with GFWM that provides ongoing services to the GPS Trusts.

Each GPS Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to GFWM, and any entity controlling, controlled by, or under common control with GFWM that provides ongoing services to the GPS Trusts, is compatible with maintaining the independence of KPMG.  Each GPS Trust’s Audit Committee has determined that KPMG’s provision of these services is compatible with maintaining KPMG’s independence.

All Other Fees. There were no additional fees paid by the GPS Trusts or by GFWM or other service providers under common control with GFWM during the fiscal years ended March 31, 2013 and March 31, 2012 for products and services provided by KPMG, other than the services reported above.

Each GPS Trust’s Audit Committee did not approve any of the services described above pursuant to the de minimis exceptions set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

What is the Required Vote to Elect Trustees?

For each GPS Trust, provided that Quorum requirements (as defined below in “Voting Information”) have been satisfied, the Trustee Nominees will be elected to a GPS Trust’s Board by the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Funds of the GPS Trust.  This means that the four Trustee Nominees receiving the largest number of votes will be elected.  The votes of all of the shares of the Funds of a GPS Trust will be counted together in determining the results of the voting for Proposal 1 for that GPS Trust.

THE BOARDS OF GPS I AND GPS II RECOMMEND THAT SHAREHOLDERS VOTE “FOR” EACH OF THE TRUSTEE NOMINEES.

PROPOSAL 2: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND WITH GENWORTH FINANCIAL WEALTH MANAGEMENT

In Proposal 2, the Board of each Trust is recommending that shareholders approve a new investment advisory agreement between the Trust, on behalf of your Fund, and GFWM (each, a “New Advisory Agreement,” and together, the “New Advisory Agreements”).  GFWM currently serves as investment advisor for each Fund, but, for the reasons discussed below, New Advisory Agreements will be required if the Transaction (as defined below) is completed.  A form of the New Advisory Agreement for each Trust is presented in Appendix F.   The New Advisory Agreements are substantially identical to the investment advisory agreements currently in effect for each Fund (each, a “Current Advisory Agreement,” and together, the “Current Advisory Agreements”). The key features of the New Advisory Agreements and the Current Advisory Agreements are described below.

Background and Information on the Transaction

On March 27, 2013, Genworth Financial, Inc. (“Genworth”) entered into a definitive agreement (the “Transaction Agreement”) with AqGen Liberty Holdings LLC and certain of its subsidiaries (together, the “Buyer”) to sell all of the outstanding shares of AssetMark Holdings, Inc. (“AssetMark”), the holding company of GFWM and Altegris, to the Buyer.  AqGen Liberty Holdings LLC is a newly formed holding company owned by Aquiline Financial Services Fund II L.P., Genstar Capital Partners V, L.P., Genstar Capital Partners VI, L.P., Stargen V, L.P., Stargen VI, L.P., certain executives of AssetMark or its subsidiaries and potential passive co-investors who would exert no direct or indirect control over GFWM.  Aquiline Financial Services Fund II L.P. is a private equity fund managed by Aquiline Capital Partners LLC (“Aquiline”), Genstar Capital Partners V, L.P. and Stargen V, L.P. are private equity funds managed by Genstar Capital LLC and Genstar Capital Partners VI, L.P. and Stargen VI, L.P. are private equity funds managed by Genstar Capital Management LLC (Genstar Capital LLC and Genstar Capital Management LLC together, “Genstar Capital”).  As a result of the Transaction, the Buyer will acquire GFWM, as well as Altegris and other related companies owned by AssetMark.  The purchase price will be approximately $412.5 million.  The closing of the Transaction is subject to certain conditions. Among the conditions is the approval by a percentage of the shareholders of each Fund of the proposed New Advisory Agreements between GFWM and each Trust, on behalf of the Funds.  The closing of the Transaction is expected to occur in the second half of 2013 (the “Closing”), provided all of the conditions to the Closing are met.

Upon the Closing, GFWM and Altegris will be indirect wholly owned subsidiaries of the Buyer.  The name and address of each parent company of GFWM and Altegris are listed on Appendix G.

The Closing of the Transaction will result in a change of control of GFWM, and thus the assignment and automatic termination of the Current Advisory Agreements under the 1940 Act.  Shareholders of each Fund are therefore being asked to approve a New Advisory Agreement.  The New Advisory Agreement would become effective as to a Fund only if approved by the shareholders of the applicable Fund and if the Transaction is completed.  Although the Closing is currently expected to take place in the second half of 2013, or as soon as practical thereafter, if the Transaction is not completed or the Transaction Agreement is terminated, the New Advisory Agreements will not go into effect and the Current Advisory Agreements will continue in effect.

Information about GFWM and the Buyer

GFWM is a wholly owned subsidiary of Genworth, an insurance holding company.  GFWM is located at 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523.  Genworth is located at 6620 West Broad Street, Richmond, Virginia 23230.  GFWM’s primary business is to operate the GFWM investment platform (the “GFWM Platform”), a managed account platform that is used by financial advisors, such as investment advisors and broker-dealers, to deliver investment advisory, asset allocation and back-office administrative services to their advisor clients.  Through the GFWM Platform, investors can invest in, among other things, a variety of asset allocation portfolios using open-end mutual funds and other investment vehicles.  GFWM’s business was founded in 1996 under the name AssetMark Investment Services, Inc., and the company was acquired by Genworth in 2006.  As of December 31, 2012, GFWM advised or administered approximately $19.5 billion in investor assets, including mutual funds, exchange-traded funds and privately managed accounts.  After the Transaction, GFWM will be an indirect, wholly owned subsidiary of the Buyer.

Aquiline is a private equity and venture capital firm specializing in growth, start-ups, corporate divestitures, buyouts, and restructurings. The firm seeks to make investments in the financial services industry. The firm prefers to make investments in risk-bearing and services enterprises in sectors such as asset management, property and casualty insurance, banking, specialty finance, securities, life and health insurance, operations, financial technology and transaction processing. The firm invests globally with a focus on North America and Europe. Aquiline was founded in 2005 and is based in New York. Aquiline currently does not own any mutual fund companies.

Genstar Capital is a San Francisco-based private equity firm that invests in leading middle-market companies in the following industries: financial services, life sciences, healthcare services, software and software services and industrial technology.  For over 20 years, Genstar Capital has utilized its deep industry knowledge and extensive executive networks to create value at its portfolio companies. Genstar Capital partners with leading industry executives to accelerate growth and profitability at portfolio companies. Through its in-depth partnerships with management, Genstar Capital provides value-added resources to help each portfolio company achieve its strategic goals.

Anticipated Effects of the Transaction on GFWM and the Funds

The Transaction is not expected to materially impact the business conducted by GFWM.  It is expected that, after the Transaction, GFWM will maintain an independent organizational and operating structure, and there is currently no intention to integrate GFWM’s operations into Aquiline’s or Genstar Capital’s existing businesses.  Aquiline and Genstar Capital currently plan to retain the existing management team and operating structure both for GFWM and in support of the Funds.  It is expected that GFWM will continue to operate the GFWM Platform and that the Funds will generally continue to be offered within the investment options on the GFWM

Platform.  In addition, it is currently expected that GFWM’s management team, as well as GFWM’s compliance, fund administration, risk management and investment strategies teams that are currently responsible for overseeing and managing the day-to-day activities of the Funds, will be retained.  Investment management professionals serving GFWM’s clients are not currently expected to change as a result of the Transaction. As noted above, the Buyer does not currently expect to materially change GFWM’s business, operational structure or personnel; however, over time, it is expected that the Funds will enjoy certain benefits as a result of the Transaction, as GFWM will have more flexibility to conduct its operations and pursue opportunities without the complications that may arise from being a subsidiary of a large, publicly traded insurance company with diversified lines of business.  GFWM expects to be able to operate more efficiently after the Transaction.

It is anticipated that for a period of not more than one year, GFWM may receive support from Genworth pursuant to a Transition Services Agreement; however, there is not expected to be any material direct impact on the Funds related to transition support services provided by Genworth.  Following the Closing, GFWM may consider rebranding or renaming the GFWM Platform or certain Funds.  Shareholders will be notified of any such changes.

In anticipation of the Transaction, each Board, at an in-person Board meeting held on April 19, 2013 (the “April Board Meeting”), among other things, considered whether to approve the applicable New Advisory Agreement.  The 1940 Act requires that the New Advisory Agreements be approved by a Fund’s shareholders in order to become effective for that Fund.  At the April Board Meeting, for the reasons discussed below under “Considerations of the Board in Approving the New Advisory Agreements,” each Board, including a majority of the Independent Trustees of each Board, approved the New Advisory Agreements and recommended the New Advisory Agreements for approval by shareholders.  In the event shareholders of a Fund do not approve a New Advisory Agreement, a Board will take such action as it deems appropriate, which may include entering into a temporary, interim advisory agreement with GFWM pursuant to Rule 15a-4 under the 1940 Act pending further solicitation of shareholder approval.

Section 15(f) of the 1940 Act

Each Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner (such as Genworth) of an investment advisor (such as GFWM) to an investment company (such as a Trust) may receive payment or benefit in connection with the sale of an interest in the investment advisor if two conditions are satisfied.  The first condition is that during the three-year period following the Closing, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment advisor or its predecessor.  Each Board currently meets this test and is expected to do so after the Transaction is completed.  Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction.  An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment advisor (or predecessor or successor advisor), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).  The Buyer has agreed as part of the Transaction Agreement that, following the Closing, to use its reasonable best efforts to meet the requirements of Section 15(f) of the 1940 Act.  In that regard, from and after the Closing date and to the extent within its control, the Buyer has agreed to conduct its businesses (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

The New Advisory Agreements

The New Advisory Agreement of each Trust will be substantially identical to the Current Advisory Agreement of the Trust.  Appendix F contains the form of the New Advisory Agreement for each Trust.  The following is a comparison of certain provisions of the New Advisory Agreement and Current Advisory Agreement of each Trust.

Fees. Pursuant to the Current Advisory Agreement and New Advisory Agreement of each Trust, GFWM is entitled to an advisory fee at a specified annual rate of each Fund’s assets.  There will be no change in the fee schedule applicable to any Fund under the New Advisory Agreement.  The management fee schedule for each Fund under the New Advisory Agreement is listed in Schedule A to the Form of New Advisory Agreement for each Trust included in Appendix F.  Under the New Advisory Agreement for each Trust, the management fee schedule for each Fund will not change.  The Buyer has no present intention to cause GFWM to alter any fee or expense waivers or reimbursements currently in effect for the Funds.  The compensation payable to each sub-advisor of a Fund is paid by GFWM.  The Funds are not responsible for payment of sub-advisory fees to any sub-advisor.  Appendix H lists the amount of investment advisory fees that each Fund paid to GFWM for the most recently completed fiscal year.

Investment Management Services. The New Advisory Agreement of each Trust requires GFWM to provide the same services as the Current Advisory Agreement of the Trust.

For each of GPS I and GPS II, the New Advisory Agreement generally provides that, subject to the supervision and control of the respective Board, GFWM will manage the investment and reinvestment of the assets of the Funds.  In so doing, GFWM may hire one or more sub-advisors for each Fund to carry out the investment program of the Fund, subject to approval by the Board and a majority of the outstanding voting securities of the affected Fund.  To the extent GFWM hires a sub-advisor, GFWM will thereafter continuously review, supervise and, where appropriate, administer the investment program of the Fund.  GFWM is also responsible for providing, or directing any sub-advisor to provide, to GPS I or GPS II and any appropriate service provider, records concerning GFWM’s and a sub-advisor’s activities and to provide regular reports to GPS I’s and GPS II’s officers and Trustees concerning GFWM’s and any sub-advisor’s performance of the foregoing responsibilities.

For GFAM, the New Advisory Agreement generally provides that, subject to the supervision and control of the Board, GFWM will: (i) act in conformity with GFAM’s declaration of trust, the 1940 Act and the Investment Advisers Act of 1940; (ii) manage a Fund’s assets in accordance with the Fund’s investment objective and policies; (iii) make investment decisions for the Fund; (iv) place purchase and sale orders for securities on behalf of the Fund;

(v) exercise voting rights in respect of portfolio securities and other investments for the Fund; and (vi) monitor and evaluate the services provided by the Fund’s sub-advisors, if any, under the terms of the applicable sub-advisory agreement.  Subject to the approval of the Trustees of GFAM and, if required by law, the Fund’s shareholders, GFWM may engage a sub-advisor to provide advisory services in respect of the Fund and may delegate to such sub-advisor the responsibilities described above.

Both the Current and New Advisory Agreements for each Trust, on behalf of each Fund, provide that the services of GFWM are not exclusive to the Trust, and GFWM and its affiliates may render services to others.

Limitation on Liability. For GPS I and GPS II, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties in rendering its services to GPS I and GPS II as specified in the Current and New Advisory Agreements of GPS I and GPS II, GFWM will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties for GPS I and GPS II.

For GFAM, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties in rendering its services to GFAM as specified in the Current and New Advisory Agreements, GFWM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Current and New Advisory Agreements for GFAM relate.

Duration of Agreement. If approved by shareholders of a Fund, the New Advisory Agreement for each Trust shall continue in effect for an initial period of two years from the date of its effectiveness for that Fund and thereafter it shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board, or (ii) by the vote of a majority of the outstanding voting securities of that Fund, provided that in each such event such continuance shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval of the New Advisory Agreement or of any continuance of the New Advisory Agreement shall be effective with respect to any affected Fund if a “majority of the outstanding voting securities” (as defined in Section 2(a)(42) of the 1940 Act) of that Fund votes to approve the New Advisory Agreement or its continuance, notwithstanding that the New Advisory Agreement or its continuance may not have been approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of (i) any other Fund affected by the New Advisory Agreement or (ii) all of the other Funds of the respective Trust.  The Current Advisory Agreements have similar provisions for its term and continuance as the New Advisory Agreements, although the initial term for each was based on the execution of the Current Advisory Agreement.

Termination. The New Advisory Agreement for each of GPS I and GPS II provides that the New Advisory Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the respective Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days’ written notice to GFWM, or by GFWM at any time without the payment of any penalty, on 90 days’ written notice to the respective Trust.  The New Advisory Agreement for each of GPS I and GPS II will automatically and immediately terminate in the event of its assignment. The Current Advisory Agreement for each of GPS I and GPS II contains the same termination provisions.

The New Advisory Agreement for GFAM provides that the Agreement may be terminated, without penalty, on 60 days’ written notice, by GFAM’s Trustees or by vote of the holders of a majority of the Fund’s outstanding voting securities, or upon 90 days’ written notice, by GFWM.  The New Advisory Agreement for GFAM will terminate automatically in the event of its assignment.  The Current Advisory Agreement for GFAM contains the same termination provisions.

Additional Information. GFWM serves as the Funds’ investment advisor under the Current Advisory Agreements with GPS I, GPS II and GFAM dated October 20, 2006, April 1, 2011 and January 30, 2006, respectively.

For GPS I, the Current Advisory Agreement became effective October 20, 2006 upon consummation of a change of control transaction, which resulted in termination of the prior investment advisory agreement, when it was approved by the shareholders of each Fund of GPS I at a meeting held on October 16, 2006.  The Current Advisory Agreement was last approved for continuance by the Board of GPS I, including a majority of the Independent Trustees, at a meeting held on March 5, 2013, with respect to each Fund of GPS I, because the Current Advisory Agreement was scheduled for its annual consideration and approval at that time.  A discussion of the basis for the Board’s approval of the Current Advisory Agreement will be available in GPS I’s next-published annual report to shareholders.

For GPS II, the Current Advisory Agreement became effective April 1, 2011 upon effectiveness of GPS II’s registration statement after being approved by the Board of GPS II at GPS II’s organizational meeting held on January 6, 2011.  The Current Advisory Agreement was last approved for continuance by the Board of GPS II, including a majority of the Independent Trustees, at a meeting held on March 28, 2013, with respect to each Fund of GPS II, because the Current Advisory Agreement was scheduled for its annual consideration and approval at that time.  A discussion of the basis for the Board’s approval of the Current Advisory Agreement will be available in GPS II’s next-published annual report to shareholders.

For GFAM, the Current Advisory Agreement became effective January 30, 2006 upon approval by the shareholders of the Contra Fund at a meeting held on January 30, 2006.  The Current Advisory Agreement was last approved for continuance by the Board of GFAM, including a majority of the Independent Trustees, at a meeting held on December 12, 2012, with respect to the Contra Fund, because the Current Advisory Agreement was scheduled for its annual consideration and approval at that time.  A discussion of the basis for the Board’s approval of the Current Advisory Agreement will be available in GFAM’s next-published semi-annual report to shareholders.

Appendix H sets forth for each Fund the aggregate amount of GFWM’s fees and the amount and purpose of any other material payments to GFWM (including any affiliated person of GFWM) for services provided to each Fund during the last fiscal year of the Fund.  These services will continue to be provided if the New Advisory Agreements are approved.

Manager of Managers Structure and Sub-Advisory Agreements

In its role as investment advisor to the Funds of GPS I and GPS II, GFWM uses a multi-manager approach, whereby it hires and supervises investment sub-advisors that manage portions of certain Funds’ portfolios on a day-to-day basis.  GFWM has obtained an exemptive order (the “Manager of Managers Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”).  The Manager of Managers Order permits GFWM to hire, terminate and replace unaffiliated sub-advisors with the approval of a Trust’s Board, without experiencing the delay or expense of obtaining shareholder approval.  The Manager of Managers Order does not apply to the New Sub-Advisory Agreement for the Altegris Fund because Altegris is an affiliated sub-advisor, as described in more detail in Proposal 3 below.  The shareholders of the Contra Fund are being asked to approve a manager of managers structure at the Meeting, as described below.

The Manager of Managers Order generally allows GFWM to enter into and amend agreements with unaffiliated sub-advisors for the Funds without obtaining shareholder approval of such changes.  This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of the Independent Trustees) approve any new or amended agreements with sub-advisors.  Shareholders of the Funds continue to have the right to terminate an agreement with a sub-advisor at any time, without penalty, by a vote of the majority of outstanding voting securities of a Fund.  GFWM, on behalf of a Fund, will notify shareholders of any new sub-advisor, or of any material amendments to the agreement with a sub-advisor as required by the Manager of Managers Order.  GFWM remains responsible for the performance of each Fund, oversees the sub-advisors to ensure compliance with each Fund’s investment objectives and policies, monitors each sub-advisor’s adherence to each Fund’s investment policies and the sub-advisor’s investment style, and also monitors performance results and other factors in order to recommend any changes in the sub-advisors to the Boards.

Each current sub-advisory agreement (“Current Sub-Advisory Agreement”) will automatically terminate upon the termination of the Current Advisory Agreement, which, as noted above, will terminate on the Closing.  GFWM recommended that each Board approve new sub-advisory agreements (“New Sub-Advisory Agreements”) with the Funds’ current sub-advisors.  Each Board approved the New Sub-Advisory Agreements for all current sub-advisors at the April Board Meeting.  A discussion of the basis for the Board’s approval of the New Sub-Advisory Agreement will be available in each Trust’s next report to shareholders.  Except with respect to the New Sub-Advisory Agreements for the Altegris Fund and the Contra Fund, if a New Advisory Agreement is approved by the shareholders of a Fund, the New Sub-Advisory Agreements relating to that Fund will take effect upon the Closing.  With respect to the New Sub-Advisory Agreements for the Altegris Fund and the Contra Fund, shareholder approval is required for those New Sub-Advisory Agreements to take effect, as described in more detail in Proposals 3 and 4, respectively.  If the Transaction is not completed or if the Transaction Agreement is terminated, the New Sub-Advisory Agreements will not go into effect and the Current Sub-Advisory Agreements will continue in effect.  The terms of the New Sub-Advisory Agreements are identical to the Current Sub-Advisory Agreements, except for the effective and termination dates.

The name and address of each current sub-advisor of the Funds as of March 31, 2013 is listed in Appendix I.  However, one or more different unaffiliated sub-advisors may be hired for any Fund in the future.  At such time, GFWM will recommend the sub-advisor(s) to the relevant Board and, if the Board approves the hiring of one or more unaffiliated sub-advisors, shareholders will receive an information statement providing notice of such hiring and providing shareholders with pertinent information about such sub-advisor(s) pursuant to the Manager of Managers Order under which GPS I and GPS II operate.

With respect to the Contra Fund, GFWM may not currently rely on the Manager of Managers Order to hire, terminate or replace unaffiliated sub-advisors without shareholder approval because shareholders of the Contra Fund have not previously approved the operation of the Contra Fund under a manager of managers structure pursuant to the terms of the Manager of Managers Order.  However, shareholders of the Contra Fund are being to approve the operation of the Contra Fund under a Manager of Managers structure at the Meeting, which is described in more detail in Proposal 5 below.

Additional Information about GFWM

Appendix J provides the name, address and principal occupation of each principal executive officer and each director of GFWM, as well as each individual who is an officer or Trustee of each Trust and who is also an officer, employee, director or shareholder of GFWM.

Considerations of the Board in Approving the New Advisory Agreements

Considerations of the Board of GPS I

At the April Board Meeting, the Board of Trustees, including the Independent Trustees, discussed and approved the New Advisory Agreement between GFWM and GPS I, on behalf of each Fund, and determined to recommend that shareholders approve the New Advisory Agreement.  In approving the New Advisory Agreement, the Board followed substantially the same process and considered substantially the same factors as it considered in approving the continuation of the Current Advisory Agreement, which was completed at the Board’s meeting on March 25, 2013 (the “Annual Contract Renewal”), in addition to new information regarding the Transaction.

Prior to approving the New Advisory Agreement, the Independent Trustees had requested and had been provided with detailed materials relating to GFWM, Genworth, Aquiline, Genstar Capital, the Buyer and the Transaction in advance of the April Board Meeting. In addition, the Board was provided with materials related to, among other items: (a) information describing the nature, extent, and quality of the services that GFWM provides to the Funds, the fees that GFWM charges to the Funds for these services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Funds and that were identified as competitors; (b) information regarding GFWM’s business and operations, financial position, investment team, and compliance program; (c) information describing each Fund’s operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objectives of that Fund; (d) information describing each Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective of the Fund; (e) information regarding GFWM’s profitability in managing each Fund; and (f) other information relevant to the approval of the New Advisory Agreement.  The Board also considered information provided to them throughout the course of the year by GFWM management and the Trust’s CCO at meetings of the Board, and information gathered during visits by the Independent Trustees to GFWM’s offices.  The Independent Trustees had met in executive session with their independent legal counsel prior to and during the April Board Meeting to discuss the proposed Transaction and its possible effect on the Funds. In addition, at the April Board Meeting, representatives of each of GFWM, Aquiline and Genstar Capital met with the Board to discuss the Transaction and the Buyer’s general plans and intentions with respect to GFWM and the Funds. In addition, the Trustees were provided with a copy of the proposed form of New Advisory Agreement, along with a representation from GFWM that the terms and conditions of the New Advisory Agreement are substantially identical to the Current Advisory Agreement.  The material factors and conclusions that formed the basis for the Board’s approval and its recommendation that shareholders vote “FOR” the approval of the New Advisory Agreement are discussed below.

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel and from counsel to the Trust.  The Independent Trustees relied upon such advice and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

The Nature, Extent, and Quality of the Services Provided by GFWM. The Board considered the representations made by the Buyer that: (i) neither the Buyer nor GFWM expect the Transaction to materially impact the business conducted by GFWM; (ii) GFWM will maintain an independent organizational and operating structure; (iii) it is expected that GFWM’s management team as well as GFWM’s compliance, fund administration, risk management and investment strategies teams that are currently responsible for overseeing and managing the day-to-day activities of the Funds will be retained; (iv) it is expected that the terms of the agreements between GFWM and the Funds will not be materially changed; and (v) there are no anticipated material changes or reductions in the nature, quality or extent of the services currently provided by GFWM to the Funds.  In addition, the Board considered that the Buyer represented that it will not require or request that GFWM make any changes to the current sub-advisors to the Funds in connection with the Closing and that it expects that GFWM will continue to use the same manager-of-managers approach, under which GFWM maintains a primary focus on the selection, evaluation, and oversight of the Funds’ various sub-advisors and considered the New Advisory Agreement in the same manner it has since the Funds’ inception, whereby it hires and supervises investment sub-advisors that manage certain Funds’ portfolios (or portions thereof) on a day-to-day basis.

The Trustees considered GFWM’s capabilities in providing the administrative and compliance services needed to support the management of the Funds and process for managing the Funds’ sub-advisors, which were previously reviewed during the Annual Contract Renewal.

The Trustees also considered (a) the experience, capability, and integrity of GFWM’s management and other personnel; (b) the financial position of GFWM currently and its anticipated financial position after the Transaction; (c) the quality of GFWM’s regulatory and legal compliance policies, procedures, and systems; (d) the nature, extent, and quality of administrative and shareholder services provided by GFWM to the Funds; and (e) GFWM’s supervision of the Funds’ third-party service providers.  The Board also considered the role of GFWM’s senior management and the extent of its involvement with the Funds as well as GFWM’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained.

In connection with its approval of the New Advisory Agreement, the Board considered the breadth and quality of services that GFWM provides to the Funds. The Trustees also considered that the Funds are an integral part of GFWM’s program of asset allocation and shareholder services. Additionally, the Trustees considered GFWM’s ability to provide administrative and compliance-related services in connection with GFWM’s oversight of the sub-advisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; review of trading and brokerage matters; and other oversight activities.

Based on the factors described above, among others, as well as the information provided to the Board in advance of their meeting and throughout the past year, the Trustees concluded that the nature, extent, and quality of the services to be provided by GFWM to each Fund are not expected to change and will continue to benefit the Fund and its shareholders.

The Investment Performance of the Funds. The Board considered the overall investment performance of the Funds and evaluated the Funds’ performance in the context of the manager-of-managers structure and the special considerations that such a structure requires in connection with the Annual Contract Renewal.  Additionally, the Board considered that GFWM’s ability to implement the Funds’ investment strategies is expected to be unchanged by the Transaction.

The Trustees concluded that GFWM’s performance record in managing each of the Funds demonstrates that its continued management of the Funds, directly or through sub-advisors, will benefit each Fund and its shareholders following the Transaction.

Advisory Fees and Total Expenses.  The Board considered a detailed analysis of the Funds’ fees and expenses, including (i) a comparison of the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by a third-party information provider; and (ii) comparisons of each Fund’s expenses to industry averages, expense ratios of sub-advised fund families, income statement data for other investment managers, and fee schedules for the Funds’ sub-advisors.  The Board also considered the Buyer’s representation that they do not anticipate causing GFWM to seek any increases in advisory, sub-advisory, administration, distribution, transfer agency or other fee or expense ratios in the Funds as a result of the Transaction.  The Trustees also considered GFWM’s continuing commitment to limit each Fund’s total expenses through fee waiver and expense limitation arrangements, noting that the Buyer represented that it does not anticipate causing GFWM to seek any changes in the terms of the fee waiver and expense limitation arrangements that are currently in place.

Based on these factors, among others, the Trustees concluded that the level of the fees charged by GFWM to each Fund is expected to be unchanged following the Transaction and continues to be reasonable in relation to the services provided by GFWM.

Advisor Costs, Level of Profits, and Economies of Scale.  The Board reviewed financial information relating to GFWM’s operations following the Transaction, including information relating to the financial stability of the Buyer and detailing GFWM’s current and anticipated profitability with respect to its management of the Funds. The Board considered the allocation methods used by GFWM to allocate expenses to the Funds under its profitability analysis and the individual profitability to GFWM of each of the Funds under this methodology.  In addition, the Board considered GFWM’s assessment that, once the Transaction is complete, GFWM expects to be able to manage the corporate overhead allocation at a lower cost than the current allocation.  Because GFWM allocates the expenses of the firm to the Funds on a pro rata basis for the purpose of reviewing profitability, GFWM expects the Funds post-Transaction to appear slightly more profitable to GFWM.  The Board also considered the fact that the Buyer intends to finance a substantial portion of the Transaction via debt and that the Buyer anticipates that it will be adequate cash flow to service all debt with appropriate cushions, based on projections provided to the Board.

The Board considered each Fund’s overall advisory fee level and how breakpoints may affect GFWM’s profitability.  The Trustees considered GFWM’s expense limitation agreement to waive advisory fees received from the Funds and/or pay Fund expenses to the extent necessary to reflect: (1) potential economies of scale; and (2) reductions in fees that may occur as a result of certain contractual breakpoints in the fees paid by GFWM to sub-advisors under the relevant sub-advisory agreements.  The Trustees concluded that GFWM’s cost structure was reasonable and that GFWM is sharing and would continue to share potential economies of scale with each Fund and its shareholders to their benefit.

Conclusion.  Based upon all of the foregoing factors and such other matters as were deemed relevant, the Trustees approved the New Advisory Agreement on behalf of the Funds and voted to recommend that Shareholders approve the New Advisory Agreement.

Considerations of the Board of GPS II

At the April Board Meeting, the Board of Trustees, including the Independent Trustees, discussed and approved the New Advisory Agreement between GFWM and GPS II, on behalf of each Fund, and determined to recommend that shareholders approve the New Advisory Agreement.  In approving the New Advisory Agreement, the Board followed substantially the same process and considered substantially the same factors as it considered in approving the continuation of the Current Advisory Agreement, which was completed at the Board’s meeting on March 28, 2013 (the “Annual Contract Renewal”), in addition to new information regarding the Transaction.

Prior to approving the New Advisory Agreement, the Independent Trustees had requested and had been provided with detailed materials relating to GFWM, Genworth, Aquiline, Genstar Capital, the Buyer and the Transaction in advance of the April Board Meeting.  In addition, the Board was provided with materials related to, among other items: (a) information describing the nature, extent, and quality of the services that GFWM provides to the Funds, the fees that GFWM charges to the Funds for these services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Funds and that were identified as competitors; (b) information regarding GFWM’s business and operations, financial position, investment team, and compliance program; (c) information describing each Fund’s operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objectives of that Fund; (d) information describing each Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective of the Fund; (e) information about the performance of GFWM’s investment strategies and the effect of their active management services; (f) information regarding GFWM’s profitability in managing each Fund; and (g) other information relevant to the approval of the New Advisory Agreement.  The Board also considered information provided to them throughout the course of the year by GFWM management and the Trust’s CCO at meetings of the Board, and information gathered during visits by the Independent Trustees to GFWM’s offices.  The Independent Trustees had met in executive session with independent counsel prior to and during the April Board Meeting to discuss the proposed Transaction and its possible effect on the Funds. In addition, at the April Board Meeting, representatives of each of GFWM, Aquiline and Genstar Capital met with the Board to discuss the Transaction and the Buyer’s general plans and intentions with respect to GFWM and the Funds.  In addition, the Trustees were provided with a copy of the proposed form of New Advisory Agreement, along with a representation from GFWM that the terms and conditions of the New Advisory Agreement are substantially identical to the Current Advisory Agreement.  The material factors and conclusions that formed the basis for the Board’s approval and its recommendation that shareholders vote “FOR” the approval of the New Advisory Agreement are discussed below.

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel and from counsel to the Trust.  The Independent Trustees relied upon such advice and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

The Nature, Extent, and Quality of the Services Provided by GFWM. The Board considered the representations made by the Buyer that: (i) neither the Buyer nor GFWM expect the Transaction to materially impact the business conducted by GFWM; (ii)  GFWM will maintain an independent organizational and operating structure; (iii) it is expected that GFWM’s management team as well as GFWM’s compliance, fund administration, risk management and investment strategies teams that are currently responsible for overseeing and managing the day-to-day activities of the Funds will be retained; (iv) it is expected that the terms of the agreements between GFWM and the Funds will not be materially changed; and (v) there are no anticipated material changes or reductions in the nature, quality or extent of the services currently provided by GFWM to the Funds.  In addition, the Board considered that the Buyer represented that it will not require or request that GFWM make any changes to the current sub-advisors to the funds in connection with the Closing and that it expects that GFWM will continue to use the same manager-of-managers approach, under which GFWM maintains a primary focus on the selection, evaluation, and oversight of the Funds’ various sub-advisors and considered the New Advisory Agreement in the same manner it has since the Funds’ inception, whereby it hires and supervises investment sub-advisors that manage certain Funds’ portfolios (or portions thereof) on a day-to-day basis.

The Trustees considered GFWM’s capabilities in providing the administrative and compliance services needed to support the management of the Funds and process for managing the Funds’ sub-advisors, which were previously reviewed during the Annual Contract Renewal. The Trustees also considered (a) the experience, capability, and integrity of GFWM’s management and other personnel; (b) the financial position of GFWM currently and its anticipated financial position after the Transaction; (c) the quality of GFWM’s regulatory and legal compliance policies, procedures, and systems; (d) the nature, extent, and quality of administrative and shareholder services provided by GFWM to the Funds; and (e) GFWM’s supervision of the Funds’ third-party service providers.  The Board also considered the role of GFWM’s senior management and the extent of its involvement with the Funds as well as GFWM’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained.

In connection with its approval of the New Advisory Agreement, the Board considered the breadth and quality of services that GFWM provides to the Funds.  The Trustees also considered that the Funds are an integral part of GFWM’s program of asset allocation and shareholder services. Additionally, the Trustees considered GFWM’s ability to provide administrative and compliance-related services in connection with GFWM’s oversight of any sub-advisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; review of trading and brokerage matters; and other oversight activities.

Based on the factors described above, among others, as well as the information provided to the Board in advance of their meeting and throughout the past year, the Trustees concluded that the nature, extent, and quality of the services to be provided by GFWM to each Fund are not expected to change and will continue to benefit the Fund and its shareholders following the Transaction.

The Investment Performance of the Funds. The Board considered the overall investment performance of the Funds and evaluated the Funds’ performance in the context of the manager-of-managers structure and the special considerations that such a structure requires in connection with the Annual Contract Renewal.  Additionally, the Board considered that GFWM’s ability to implement the Funds’ investment strategies is expected to be unchanged by the Transaction.

The Trustees concluded that GFWM’s performance record in managing each of the Funds demonstrates that its continued management of the Funds, directly or through sub-advisers, will benefit each Fund and its shareholders following the Transaction.

Advisory Fees and Total Expenses.  The Board considered a detailed analysis of the Funds’ fees and expenses, including (i) a comparison of the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by a third-party information provider; and (ii) comparisons of each Fund’s expenses to industry averages, expense ratios of sub-advised fund families, income statement data for other investment managers, and fee schedules for the Funds’ sub-advisors.  The Board also considered the Buyer’s representation that they do not anticipate causing GFWM to seek any increases in advisory, sub-advisory, administration, distribution, transfer agency or other fee or expense ratios in the Funds as a result of the Transaction.  The Trustees also considered GFWM’s continuing commitment to limit each Fund’s total expenses through fee waiver and expense limitation arrangements, noting that the Buyer represented that it does not anticipate causing GFWM to seek any changes in the terms of the fee waiver and expense limitation arrangements that are currently in place.

Based on these factors, among others, the Trustees concluded that the level of the fees charged by GFWM to each Fund is expected to be unchanged following the Transaction and continues to be reasonable in relation to the services provided by GFWM.

Advisor Costs, Level of Profits, and Economies of Scale.  The Board reviewed financial information relating to GFWM’s operations following the Transaction, including information relating to the financial stability of the Buyer and detailing GFWM’s current and anticipated profitability with respect to its management of the Funds. The Board considered the allocation methods used by GFWM to allocate expenses to the Funds under its profitability analysis and the individual profitability to GFWM of each of the Funds under this methodology.  In addition, the Board considered GFWM’s assessment that, once the Transaction is complete, GFWM expects to be able to manage the corporate overhead allocation at a lower cost than the current allocation.  Because GFWM allocates the expenses of the firm to the Funds on a pro rata basis for the purpose of reviewing profitability, GFWM expects the Funds post-Transaction to appear slightly more profitable to GFWM.  The Board also considered the fact that the Buyer intends to finance a substantial portion of the Transaction via debt and that the Buyer anticipates that it will be adequate cash flow to service all debt with appropriate cushions, based on projections provided to the Board.

The Board considered each Fund’s overall advisory fee level and whether new or additional breakpoints may be necessary at this time.  In this regard, the Trustees considered GFWM’s agreement to waive advisory fees received from the Funds and/or pay Fund expenses to the extent necessary to maintain the current expense ratios of the Funds.  The Trustees concluded that economies of scale, if any, do not require the implementation of any new or additional breakpoints at this time.

Conclusion.  Based upon all of the foregoing factors and such other matters as were deemed relevant, the Trustees approved the New Advisory Agreement on behalf of the Funds and voted to recommend that Shareholders approve the New Advisory Agreement.

Considerations of the Board of GFAM

At the April Board Meeting, the Board of Trustees, including the Independent Trustees, discussed and approved the New Advisory Agreement between GFWM and GFAM, on behalf of the Contra Fund, and determined to recommend that shareholders approve the New Advisory Agreement.  In approving the New Advisory Agreement, the Board followed substantially the same process and considered substantially the same factors as it considered in approving the continuation of the Current Advisory Agreement, which was completed at the Board’s meeting on December 12, 2012 (the “Annual Contract Renewal”), in addition to new information regarding the Transaction.

Prior to approving the New Advisory Agreement, the Independent Trustees had requested and had been provided with detailed materials relating to GFWM, Genworth, Aquiline, Genstar Capital, the Buyer and the Transaction in advance of the April Board Meeting. In addition, the Board was provided with materials related to, among other items: (a) information describing the nature, extent, and quality of the services that GFWM provides to the Fund, the fees that GFWM charges to the Fund for these services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objective of the Fund and that were identified as competitors; (b) information regarding GFWM’s business and operations, financial position, investment team, and compliance program; (c) information describing the Fund’s operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objectives of that Fund; (d) information describing the Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective of the Fund; (e) information regarding GFWM’s profitability in managing the Fund; and (f) other information relevant to the approval of the New Advisory Agreement.  The Board also considered information provided to them throughout the course of the year by GFWM management and the Trust’s CCO at meetings of the Board, and information gathered during visits by the Independent Trustees to GFWM’s offices.  The Independent Trustees had met in executive session with their independent legal counsel prior to and during the April Board Meeting to discuss the proposed Transaction and its possible effect on the Fund. In addition, at the April Board Meeting, representatives of each of GFWM, Aquiline and Genstar Capital met with the Board to discuss the Transaction and the Buyer’s general plans and intentions with respect to GFWM and the Fund. In addition, the Trustees were provided with a copy of the proposed form of New Advisory Agreement, along with a representation from GFWM that the terms and conditions of the New Advisory Agreement are substantially identical to the Current Advisory Agreement.  The material factors and conclusions that formed the basis for the Board’s approval and its recommendation that shareholders vote “FOR” the approval of the New Advisory Agreement are discussed below.

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel and from counsel to the Trust.  The Independent Trustees relied upon such advice and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

The Nature, Extent, and Quality of the Services Provided by GFWM. The Board considered the representations made by the Buyer that: (i) neither the Buyer nor GFWM expect the Transaction to materially impact the business conducted by GFWM; (ii) GFWM will maintain an independent organizational and operating structure; (iii) it is expected that GFWM’s management team as well as GFWM’s compliance, fund administration, risk management and investment strategies teams that are currently responsible for overseeing and managing the day-to-day activities of the Fund will be retained; (iv) it is expected that the terms of the agreements between GFWM and the Fund will not be materially changed; and (v) there are no anticipated material changes or reduction in the nature, quality or extent of the services currently provided by GFWM to the Fund.

In considering the nature, extent and quality of the services to be provided by GFWM, the Trustees considered the size, education, experience, commitment and skill of the GFWM staff that provides various services to the Fund, including operational and compliance personnel.  The Trustees also considered the ability of GFWM to attract and retain capable personnel.  The Trustees evaluated GFWM’s processes, including its policies and procedures designed to ensure compliance with investment objectives and policies of the Fund.  The Board also considered the role of GFWM’s senior management and the extent of its involvement with the Fund as well as GFWM’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained.

In connection with its approval of the New Advisory Agreement, the Board considered the breadth and quality of services that GFWM provides to the Fund. The Trustees also considered that the Fund is a part of GFWM’s program of asset allocation and shareholder services. Additionally, the Trustees considered GFWM’s ability to provide administrative and compliance-related services in connection with GFWM’s oversight of the sub-advisor’s compliance with the Fund’s investment objective, policies, and restrictions; review of trading and brokerage matters; and other oversight activities.

Based on the factors described above, among others, as well as the information provided to the Board in advance of their meeting and throughout the past year, the Trustees concluded that the nature, extent, and quality of the services to be provided by GFWM to the Fund are not expected to change and will continue to benefit the Fund and its shareholders following the Transaction.

The Investment Performance of the Fund. The Trustees evaluated and considered the Fund’s long- and short-term performance and compliance with the Fund’s investment objective.  Because of the Fund’s unique objective and design, an appropriate peer group has not been identified for the Fund.  Therefore, the Board reviewed not only the performance results of the Fund, but also considered the performance of market indices and compared the performance results of the GFAM advisory services that included Fund allocations with the performance results of the GFAM advisory services that did not include allocations to the Fund.  Additionally, the Board considered that GFWM’s ability to implement the Fund’s investment strategies is expected to be unchanged by the Transaction.

Advisory Fees and Total Expenses.  The Board also reviewed Lipper reports comparing the Fund’s expense ratio and investment advisory fees to industry averages.  The Board considered the inherent limitations of the reports arising from the Fund’s specialized nature, noting that there are few, if any, comparable mutual funds and none with the Fund’s precise focus in the Lipper peer group.  The Trustees concluded that the Fund’s expenses were reasonable in light of the services provided to the Fund.  The Board also considered the Buyer’s representation that they do not anticipate causing GFWM to seek any increases in advisory, sub-advisory, administration, distribution, transfer agency or other fee or expense ratios in the Fund as a result of the Transaction.  The Trustees also considered GFWM’s continuing commitment to limit the Fund’s total expenses through fee waiver and expense limitation arrangements, noting that the Buyer represented that it does not anticipate causing GFWM to seek any changes in the terms of the fee waiver and expense limitation arrangements that are currently in place.

Based on these factors, among others, the Trustees concluded that the level of the fees charged by GFWM to the Fund is expected to be unchanged following the Transaction and continues to be reasonable in relation to the services provided by GFWM.

Advisor Costs, Level of Profits, and Economies of Scale.  The Board reviewed financial information relating to GFWM’s operations following the Transaction, including information relating to the financial stability of the Buyer and detailing GFWM’s current and anticipated profitability with respect to its management of the Fund.  The Trustees considered the costs incurred by and the profitability to GFWM in performing services for the Fund.  The Trustees also considered the appropriateness of the allocation methodology used to determine profitability, the absence of profits realized by GFWM from the fees paid by the Fund, the entrepreneurial efforts of GFWM in creating, developing and managing the Fund, the non-fund business benefits realized by GFWM attributable to the Fund’s business, the comparison of GFWM’s profitability with available industry data, and the effect of GFWM’s fee waivers.  The Trustees also considered the fall-out benefits that accrue to GFWM or its affiliates as a result of GFWM’s relationship with the Fund, including the attractiveness to investors of using GFWM’s investment programs that use the Fund.  The Board also considered the fact that the Buyer intends to finance a substantial portion of the Transaction via debt and the Buyer anticipates that it will have adequate cash flow to service all debt with appropriate cushions, based on projections provided to the Board.

The Trustees concluded that GFWM’s cost structure was reasonable and that GFWM is sharing and would continue to share potential economies of scale with the Fund and its shareholders to their benefit.

Conclusion.  Based upon all of the foregoing factors and such other matters as were deemed relevant, the Trustees approved the New Advisory Agreement on behalf of the Fund and voted to recommend that Shareholders approve the New Advisory Agreement.

Required Vote

To become effective with respect to a particular Fund, the New Advisory Agreement for that Fund must be approved by a vote of the “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Fund, which means the vote, at a meeting of the shareholders of the Fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.  The approval of the New Advisory Agreement by one Fund is not contingent on the approval of the New Advisory Agreement by any other Fund.  Each New Advisory Agreement was approved separately by the Independent Trustees of each Board, and by then Board of each Trust as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  Each Board also determined to submit the New Advisory Agreement for consideration by the shareholders of each relevant Fund.  If the shareholders of a Fund do not approve the Fund’s New Advisory Agreement, the Board will consider other possible courses of action for the Fund, which may include entering into an interim management agreement with GFWM pursuant to Rule 15a-4 under the 1940 Act.

FOR THE REASONS DISCUSSED ABOVE, EACH BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL 3: FOR GUIDEPATHSM ALTEGRIS® MULTI-STRATEGY ALTERNATIVE ALLOCATION FUND TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH ALTEGRIS ADVISORS, LLC

In Proposal 3, the Board of Trustees of GPS II is recommending that shareholders of the Altegris Fund approve a new sub-advisory agreement between GFWM, on behalf of GPS II and its series, the Altegris Fund, and Altegris (the “New Altegris Agreement”).  Altegris currently serves as investment advisor for the Altegris Fund, but, for the reasons discussed below, the New Altegris Agreement will be required if the Transaction is completed.  A form of the New Altegris Agreement is presented in Appendix K.   The New Altegris Agreement is substantially identical to the sub-advisory agreement currently in effect for the Altegris Fund (the “Current Altegris Agreement”). The key features of the New Altegris Agreement and the Current Altegris Agreement are described below.

Background and Information on the Transaction

As described more fully in Proposal 2, under the Transaction Agreement, the Buyer, through its subsidiaries will acquire Altegris, as well as GFWM and other related companies owned by AssetMark.  The purchase price will be approximately $412.5 million.  The closing of the Transaction is subject to certain conditions. Altegris is and, after the Transaction, will continue to be an affiliate, as defined in the 1940 Act, of GFWM.  Due to Altegris’ affiliation with GFWM, the Trust cannot rely on the Manager of Managers Order to approve the New Altegris Agreement without shareholder approval.

Upon the Closing of the Transaction, Altegris and GFWM will be indirect wholly owned subsidiaries of Aquiline and Genstar Capital.  The name and address of each parent company of GFWM and Altegris are listed on Appendix G.

The Closing of the Transaction will result in a change of control of Altegris and GFWM, and thus the assignment and automatic termination of the Current Altegris Agreement under the 1940 Act.  Shareholders of the Altegris Fund are therefore being asked to approve the New Altegris Agreement.  The New Altegris Agreement would become effective as to the Altegris Fund only if the New Altegris Agreement and the New Advisory Agreement with GFWM for the Altegris Fund are approved by the shareholders of the Altegris Fund, and if the Transaction is completed.  Although the Closing is currently expected to take place in the second half of 2013, or as soon as practical thereafter, if the Transaction is not completed or the Transaction Agreement is terminated, the New Altegris Agreement and the New Advisory Agreement with GFWM for the Altegris Fund will not go into effect and the Current Altegris Agreement and the Current Advisory Agreement will continue in effect.

Information about Altegris and the Buyer

Altegris is a wholly owned subsidiary of Genworth and is located at 1200 Prospect Street, Suite 550, La Jolla, California 92037.  Altegris is an investment manager focused on alternative investments.  As of December 31, 2012, Altegris had approximately $[__] billion in assets under management. Genworth is located 6620 West Broad Street, Richmond, Virginia 23230.  After

the Transaction, Altegris will be an indirect, wholly owned subsidiary of the Buyer.

Information regarding the Buyer, Aquiline and Genstar Capital is included in Proposal 2 above.

Anticipated Effects of the Transaction on Altegris and the Altegris Fund

The Transaction is not expected to materially impact the business conducted by Altegris with respect to the Altegris Fund.  It is expected that, after the Transaction, Altegris will maintain an independent organizational and operating structure, and there is currently no intention to integrate Altegris’ operations into the Buyer’s existing businesses.  The Buyer currently plans to retain the existing management team and operating structure both for Altegris and in support of the Altegris Fund and other funds managed by Altegris.  It is currently expected that Altegris’ management team as well as the Altegris compliance, risk management and investment strategies teams that are currently responsible for overseeing and managing the Altegris Fund will be retained.  After the Transaction, Altegris will remain headquartered in La Jolla, California. Investment management professionals serving Altegris’ clients are not currently expected to change as a result of the Transaction. As noted above, the Buyer does not currently expect to materially change Altegris’ business, operational structure or personnel; however, over time, it is expected that Altegris will enjoy certain benefits as a result of the Transaction, as Altegris will have more flexibility to conduct its operations and pursue opportunities without the complications that may arise from being a subsidiary of a large, publicly traded insurance holding company with diversified lines of business.  Altegris expects to be able to operate more efficiently after the Transaction.

It is anticipated, however, that for a period of not more than one year, Altegris may receive support from Genworth pursuant to a Transition Services Agreement; however, there is not expected to be any material direct impact on the Altegris Fund related to transition support services provided by Genworth.

In anticipation of the Transaction, the Board, at the April Board Meeting, among other things, considered whether to approve the New Altegris Agreement.  The 1940 Act requires that the New Altegris Agreement be approved by the Altegris Fund’s shareholders in order to become effective for the Fund.  At the in-person meeting for the reasons discussed below under “Considerations of the Board of Trustees of GPS II for the New Altegris Agreement,” the Board, including a majority of the Independent Trustees of the Board, approved the New Altegris Agreement and recommended the New Altegris Agreement for approval by shareholders.  In the event shareholders of the Altegris Fund do not approve the New Altegris Agreement, the Board will take such action as it deems appropriate, which may include entering into a temporary, interim sub-advisory agreement with Altegris pursuant to Rule 15a-4 under the 1940 Act pending further solicitation of shareholder approval.

Section 15(f) of the 1940 Act

The Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner (such as Genworth) of an investment advisor (such as Altegris) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment advisor if two conditions are satisfied.  The first condition is that during the three-year period following the Closing, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment advisor or its predecessor.  The Board currently meets this test and is expected to do so after the Transaction is completed.  Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction.  An “unfair burden” includes any arrangement during the two-year period after the Transaction where the investment advisor (or predecessor or successor advisor), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).  The Buyer has agreed as part of the Transaction Agreement that, following the Closing, to use its reasonable best efforts to meet the requirements of Section 15(f) of the 1940 Act.  In that regard, from and after the Closing date and to the extent within its control, the Buyer has agreed to conduct its business (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

The New Altegris Agreement

The New Altegris Agreement will be substantially identical to the Current Altegris Agreement.  Appendix K contains the form of the New Altegris Agreement for the Altegris Fund.  The following is a comparison of certain provisions of the New Altegris Agreement and Current Altegris Agreement.

Fees. Pursuant to the Current Altegris Agreement and New Altegris Agreement, Altegris does not receive fees for the services it provides to the Altegris Fund.  After the Transaction, the New Altegris Agreement will provide that Altegris will continue to receive no fees for the services that it provides to the Altegris Fund.

Investment Management Services. The New Altegris Agreement requires Altegris to provide the same services as the Current Altegris Agreement.  The New Altegris Agreement generally provides that, subject to the stated investment objectives, policies and restrictions of the Altegris Fund and subject to the directions of GFWM and the Trust’s Board of Trustees, Altegris will provide investment advice necessary for GFWM, to purchase, hold and sell investments for the Altegris Fund and to monitor such investments on a continuous basis.  In providing these services, Altegris will provide investment advice necessary to conduct an ongoing program of investment, evaluation and, if appropriate, sale and reinvestment of the Altegris Fund’s assets.

Limitation on Liability. In the absence of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties in rendering its services to the Altegris Fund as specified in the Current and New Altegris Agreements, Altegris will not be liable for any loss arising out of any portfolio investment or disposition in carrying out its duties.

Duration of Agreement. If approved by shareholders of the Altegris Fund, the New Altegris Agreement shall continue in effect for the Altegris Fund for an initial period of two years from the date of its effectiveness and thereafter it shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board, or (ii) by the vote of a majority of the outstanding voting securities of the Altegris Fund, provided that in each such event such continuance shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval of the New Altegris Agreement or of any continuance of the New Altegris Agreement shall be effective if a “majority of the outstanding voting securities” (as defined in Section 2(a)(42) of the 1940 Act) of the Altegris Fund votes to approve the New Altegris Agreement or its continuance.  The Current Altegris Agreement has similar provisions for its term and continuance as the New Altegris Agreement.

Termination. The New Altegris Agreement provides that the Agreement may be terminated as to the Altegris Fund at any time, without the payment of any penalty, by: (i) the vote of a majority of the Trustees of the Trust, the vote of a majority of the outstanding voting securities of the Altegris Fund, or GFWM; or (ii) Altegris, on not less than 60 days’ written notice to GFWM and the Trust.  The New Altegris Agreement will automatically and immediately terminate in the event of its assignment. The Current Altegris Agreement contains the same termination provisions.

Additional Information. Altegris serves as the Altegris Fund’s sub-advisor under the Current Altegris Agreement with GFWM dated August 15, 2012.  The Current Altegris Agreement was approved by the initial sole shareholder of the Altegris Fund and was last approved by the Board of GPS II, including a majority of the Independent Trustees, at a meeting held on March 8, 2012.  A discussion of the basis for the Board’s approval of the Current Altegris Agreement will be available in GPS II’s next-published annual report to shareholders.

Additional Information about Altegris

Appendix L provides the name, address and principal occupation of each principal executive officer and each member of Altegris, as well as each individual who is an officer or Trustee of GPS II and who is also an officer, employee, member or shareholder of Altegris.

Considerations of the Board of Trustees of GPS II for the New Altegris Agreement

At the April Board Meeting, the Board of Trustees, including the Independent Trustees, discussed and approved the New Altegris Agreement between GFWM and Altegris, on behalf of the Altegris Fund, and determined to recommend that shareholders approve the New Altegris Agreement.  In approving the New Altegris Agreement, the Board followed substantially the same process and considered substantially the same factors as it considered in approving the Current Altegris Agreement, which was completed at the March 8, 2012 meeting of the Board (the “Initial Altegris Approval”), in addition to new information regarding the Transaction.

Prior to approving the New Altegris Agreement, the Independent Trustees had requested and had been provided with detailed materials relating to Altegris, GFWM, Genworth, Aquiline,

Genstar Capital, the Buyer and the Transaction in advance of the April Board Meeting.  In addition, the Board was provided with materials related to, among other items: (a) information describing the nature, extent, and quality of the services that Altegris provides to the Fund; (b) information regarding Altegris’ business and operations, financial position, investment team, and compliance program; (c) information describing the Altegris Fund’s operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objectives of that Fund; (d) information describing the Altegris Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective of the Fund; (e) information regarding Altegris’ profitability in managing the Fund; and (f) other information relevant to the approval of the New Advisory Agreement.  In addition, the Trustees were provided with a copy of the proposed form of New Altegris Agreement, along with a representation from GFWM that the terms and conditions of the New Altegris Agreement are substantially identical to the Current Altegris Agreement.

The Independent Trustees had met in executive session with independent counsel prior to and during the April Board Meeting to discuss the proposed Transaction and its possible effect on the Fund. In addition, at the April Board Meeting, representatives of each of GFWM, Altegris, Aquiline and Genstar Capital met with the Board to discuss the Transaction and the Buyer’s general plans and intentions with respect to GFWM and the Fund. The material factors and conclusions that formed the basis for the Board’s approval and its recommendation that shareholders vote “FOR” the approval of the New Altegris Agreement are discussed below.

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel and from counsel to the Trust.  The Independent Trustees relied upon such advice and their own business judgment in determining the material factors to be considered in evaluating the New Altegris Agreement and the weight to be given to each such factor.  The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Altegris Agreement.

Nature, Quality and Extent of Services.  The Trustees considered the nature, quality and extent of services that Altegris currently provided to the Altegris Fund, representations from the Buyer, GFWM and Altegris that they did not anticipate that the Transaction would result in any changes to such services.  In that regard, the Trustees considered, among other things (i) the specific investment process employed by Altegris in managing the Altegris Fund, (ii) the qualifications of Altegris’ portfolio management team with regard to implementing the Altegris Fund’s investment mandate, (iii) Altegris’ performance record as compared to a relevant benchmark, and (iv) the Trustees considered Altegris’ organization, personnel and operations.   Based on their consideration and review of the foregoing factors, the Trustees concluded that the nature, quality and extent of the sub-advisory services to be provided by Altegris, as well as Altegris’ ability to render such services based on its experience, organization and resources, were appropriate for the Altegris Fund, in light of the Altegris Fund’s investment objective, policies and strategies, and that no diminution of such services is expected to result from the Transaction.

Sub-Advisory Fees, Economies of Scale and Profitability.  The Trustees considered that GFWM would not compensate Altegris for the services it rendered to the Altegris Fund, and the Trustees noted that since Altegris would not be compensated that it also would not experience any economies of scale or profits.

The Trustees also considered “fall-out” or ancillary benefits that may potentially accrue to a sub-advisor or their affiliates in the future because of its relationship with the Altegris Fund.  The Trustees concluded that the benefits that might accrue to Altegris or its affiliates were reasonable and that such benefits will not be increased following the Transaction.

Investment Performance.  The Trustees noted that the Altegris Fund was established during the second part of 2012 and that more time is necessary to evaluate Altegris’ performance in implementing the investment strategies of the Altegris Fund.  Accordingly, the Trustees did not deem the investment performance of the Altegris Fund to be material factor in evaluating the New Altegris Fund.   However, the Trustees also noted that in connection with the Initial Altegris Approval they considered Altegris’ historical performance record in managing other funds with investment strategies similar to those of the Altegris Fund; and the Trustees also considered Altegris’ historical performance records compared to a relevant benchmark.  The Trustees concluded that, in light of the fact that the Transaction is not expected to impact the manner in which Altegris provides its services to the Altegris Fund, the historical performance record for Altegris, viewed together with the other relevant factors, continues to support a decision to approve the New Altegris Agreement.

Conclusion.  Based upon all of the foregoing factors and such other matters as were deemed relevant, the Trustees approved the New Altegris Agreement and voted recommend that shareholders approve the New Altegris Agreement.

Required Vote

To become effective with respect to the Altegris Fund, the New Altegris Agreement must be approved by a vote of the “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Altegris Fund, which means the vote, at a meeting of the shareholders of the Fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.  The approval of the New Altegris Agreement is contingent on the approval of the New Advisory Agreement with GFWM for the Altegris Fund.  The New Altegris Agreement was approved separately by the Independent Trustees of the Board, and by the Board of the Trust as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  The Board also determined to submit the New Altegris Agreement for consideration by the shareholders of the Altegris Fund.  If the shareholders of the Altegris Fund do not approve the New Altegris Agreement, the Board will consider other possible courses of action for the Altegris Fund, which may include entering into an interim management agreement with Altegris pursuant to Rule 15a-4 under the 1940 Act.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF GPS II UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NEW ALTEGRIS AGREEMENT.

PROPOSAL 4: FOR GENWORTH FINANCIAL CONTRA FUND, TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH CREDIT SUISSE ASSET MANAGEMENT, LLC

In Proposal 4, shareholders of the Contra Fund are being asked to approve a new sub-advisory agreement between GFWM, on behalf of GFAM and its series, the Contra Fund, and CSAM (the “New CSAM Agreement”).  CSAM currently serves as sub-advisor for the Contra Fund and implements the Contra Fund’s options trading strategy, but, for the reasons discussed below, the New CSAM Agreement will be required if the Transaction is completed.  GFWM and the Contra Fund do not currently rely on the Manager of Managers Order as described in Proposal 2 above, because the shareholders of the Contra Fund have not previously approved the operation of the Contra Fund under a Manager of Managers structure, as required by the Manager of Managers Order.  Such approval, if obtained, would apply on a going-forward basis only and would not impact this Proposal 4.  For a general description of the proposed New CSAM Agreement and a comparison of the proposed New CSAM Agreement and the sub-advisory agreement currently in effect for the Contra Fund (the “Current CSAM Agreement”), see “The New CSAM Agreement” below.  The form of the New CSAM Agreement is presented in Appendix M.

The Board of GFAM is proposing the approval of the New CSAM Agreement because the Current CSAM Agreement will terminate upon completion of the Transaction.  Shareholders of the Contra Fund are therefore being asked to approve the New CSAM Agreement.  The New CSAM Agreement would become effective only if approved by the shareholders of the Contra Fund and if the Transaction is completed.  Although the Closing is currently expected to take place in the second half of 2013, if the Transaction is not completed or the Transaction Agreement is terminated, the New CSAM Agreement will not go into effect and the Current CSAM Agreement will continue in effect.

Termination of Current CSAM Agreement due to the Transaction

As discussed in Proposal 2, the Current Advisory Agreement between GFWM and GFAM, on behalf of the Contra Fund, will terminate on the Closing of the Transaction because the Transaction will result in a change of control of GFWM, and thus the assignment and automatic termination of the Current Advisory Agreement under the 1940 Act.  The Current CSAM Agreement dictates that it terminates automatically upon the assignment of any party to the Current CSAM Agreement and, therefore, upon the Closing of the Transaction, the Current CSAM Agreement will be assigned with respect to GFWM and automatically terminated.

Shareholders of the Contra Fund are therefore being asked to approve the New CSAM Agreement.  The New CSAM Agreement would become effective as to the Contra Fund only if the New CSAM Agreement and the New Advisory Agreement with GFWM for the Contra Fund are approved by the shareholders of the Contra Fund, and if the Transaction is completed.  Although the Closing is currently expected to take place in the second half of 2013, or as soon as practical thereafter, if the Transaction is not completed or the Transaction Agreement (as described above) is terminated, the New CSAM Agreement and the New Advisory Agreement with GFWM for the Contra Fund will not go into effect and the Current CSAM Agreement and the Current Advisory Agreement will continue in effect.

Information about CSAM

CSAM, located at Eleven Madison Avenue, New York, NY 10010, is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks.  Credit Suisse AG provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

CSAM is wholly owned by CSAM Americas Holding Corp., located at Eleven Madison Avenue, New York, NY 10010, which in turn is wholly owned by Credit Suisse (USA), Inc., also located at Eleven Madison Avenue, New York, NY 10010.  Credit Suisse (USA), Inc. is jointly owned by Credit Suisse AG and Credit Suisse Group AG, each located at located at Paradeplatz 8, 8070 Zurich, Switzerland.  Credit Suisse Group AG is wholly owned by Credit Suisse AG.

In anticipation of the Transaction, the Board, at the April Board Meeting, among other items, considered whether to approve the New CSAM Agreement.  The 1940 Act requires that the New CSAM Agreement be approved by the Contra Fund’s shareholders in order to become effective for the Fund.  At the in-person meeting, for the reasons discussed below under “Considerations of the Board of Trustees of GFAM for the New CSAM Agreement,” the Board, including a majority of the Independent Trustees of the Board, approved the New CSAM Agreement and recommended the New CSAM Agreement for approval by shareholders.  In the event the shareholders of the Contra Fund do not approve the New CSAM Agreement, the Board will take such action as it deems appropriate, which may include entering into a temporary, interim sub-advisory agreement with CSAM pursuant to Rule 15a-4 under the 1940 Act pending further solicitation of shareholder approval.

The New CSAM Agreement

The New CSAM Agreement will be substantially identical to the Current CSAM Agreement.  Appendix M contains the form of the New CSAM Agreement.  The following is a comparison of certain provisions of the New CSAM Agreement and the Current CSAM Agreement.

Fees. Pursuant to the Current CSAM Agreement, GFWM pays CSAM a fee that is computed daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Contra Fund (the “Fund Advisory Fee”). Under the New CSAM Agreement, this fee schedule will not change.

Investment Management Services. The New CSAM Agreement requires CSAM to provide the same services as the Current CSAM Agreement.  The New CSAM Agreement generally provides that CSAM will provide a continuous investment program for the Contra Fund’s assets, including investment research and determining whether to purchase, retain or sell securities and other investments on behalf of the Contra Fund.

Standard of Care and Limitation on Liability. Under both the New CSAM Agreement and the Current CSAM Agreement, CSAM shall exercise its best judgment in rendering the services provided by it under these Agreements.  In addition, CSAM will not be liable for any error of judgment or mistake of law or for any loss suffered by GFWM or the Trust, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing will protect or purport to protect CSAM against any liability to GFWM or the Trust or to holders of the Trust’s shares representing interests in the Contra Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM’s reckless disregard of its obligations and duties.

Duration of Agreement. If approved by shareholders of the Contra Fund, the New CSAM Agreement shall continue in effect for an initial period of two years from the date of its effectiveness and thereafter it shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board, or (ii) by the vote of a majority of the outstanding voting securities of the Contra Fund, provided that in each such event such continuance shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval of the New CSAM Agreement or of any continuance of the New CSAM Agreement shall be effective if a “majority of the outstanding voting securities” (as defined in Section 2(a)(42) of the 1940 Act) of the Contra Fund votes to approve the New CSAM Agreement or its continuance.  The Current CSAM Agreement has similar provisions for its term and continuance as the New CSAM Agreements.

Termination. The New CSAM Agreement provides that the Agreement may be terminated as to the Contra Fund, without the payment of any penalty, (i) by GFWM at any time, upon sixty (60) days’ written notice to CSAM and the Trust, (ii) at any time by vote of a majority of the Trust’s Trustees or by vote of the majority of the Contra Fund’s outstanding voting securities, upon notice to GFWM and CSAM, or (iii) by CSAM at any time upon sixty (60) days’ written notice to GFWM and the Trust.  The New CSAM Agreement will automatically and immediately terminate in the event of assignment of any party to the Agreement. The Current CSAM Agreement contains the same termination provisions.

Additional Information. CSAM serves as the Contra Fund’s sub-advisor under the Current CSAM Agreement with GFWM dated January 30, 2006.  The Current CSAM Agreement became effective January 30, 2006 upon consummation of a change of control transaction, which resulted in the termination of the prior sub-advisory agreement, when it was approved by the shareholders of the Contra Fund at a meeting held on January 30, 2006.  The Current CSAM Agreement was last approved for continuance by the Board of GFAM, including a majority of the Independent Trustees, at a meeting held on December 12, 2012, because the Current CSAM Agreement was scheduled for its annual consideration and approval at that time.  A discussion of the basis for the Board’s approval of the Current CSAM Agreement will be available in GFAM’s next-published semi-annual report to shareholders.

For the most recently completed fiscal year ended September 30, 2012, CSAM received $143,213 from GFWM under the Current CSAM Agreement.  CSAM does not provide investment management services to other registered funds that have investment objectives similar to those of the Contra Fund.

Additional Information about CSAM

Appendix N provides the name, address, and principal occupation of each principal executive officer and each member of CSAM.

Considerations of the Board of Trustees of GFAM for the New CSAM Agreement

[At the April Board Meeting, the Board of Trustees, including the Independent Trustees, discussed and approved the New CSAM Agreement between GFWM and CSAM, on behalf of the Contra Fund, and determined to recommend that shareholders approve the New CSAM Agreement. In connection with their consideration of the New CSAM Agreement, the Trustees considered various materials related to CSAM, including, among other items, CSAM’s Form ADV, CSAM’s responses to a detailed questionnaire designed to gather information about CSAM and its services to the Fund, financial information related to CSAM, information about other funds advised or sub-advised by CSAM, and information about CSAM’s compliance policies and procedures.

The Independent Trustees had met in executive session with their independent legal counsel prior to and during the April Board Meeting. The material factors and conclusions that formed the basis for the Board’s approval and its recommendation that shareholders vote “FOR” the approval of the New CSAM Agreement are discussed below.  This summary describes the most significant, but not all, of the factors evaluated by the Board.  In deciding to approve the New CSAM Agreement, the Board did not identify any particular information or any single factor or conclusion that was controlling.

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel to the Independent Trustees and from counsel to the Trust, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering whether to approve the New CSAM Agreement.

Nature, Quality and Extent of Services.  In considering the nature, extent and quality of the services to be provided by CSAM, the Trustees considered the capabilities, experience and skill of the CSAM staff who provide sub-advisory services to the Fund, including operational and compliance personnel.  The Trustees discussed and evaluated CSAM’s investment approach and level of expertise in trading and investing in the types of instruments in which the Fund invests.  The Trustees also considered detailed biographical information regarding the portfolio managers and other investment professionals that manage the day-to-day investment of the Fund’s portfolio.

Investment Performance. In considering the performance of the Fund, the Trustees evaluated and considered the Fund’s long- and short-term performance in light of the performance of certain market indices.  The Trustees also compared the performance results of the GFAM’s advisory services that included Fund allocations with the performance results of GFAM’s advisory services that did not include allocations to the Fund.

Sub-Advisory Fees, Economies of Scale and Profitability.  In considering fee levels and potential economies of scale, the Trustees discussed the potential for any economies of scale that may be realized in the future.  The Trustees then considered any “fall-out” benefits that CSAM may receive as a result of its relationship with the Fund.

Conclusion.  Based upon all of the foregoing factors and such other matters as were deemed relevant, the Trustees concluded that each factor supported the Board’s decision to approve the New CSAM Agreement on behalf of the Contra Fund. No single factor was determinative to the decisions of the Trustees.]

Required Vote

To become effective with respect to the Contra Fund, the New CSAM Agreement must be approved by a vote of the “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Contra Fund, which means the vote, at a meeting of the shareholders of the Fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.  The approval of the New CSAM Agreement is contingent on the approval of the New Advisory Agreement with GFWM for the Contra Fund.  The New CSAM Agreement was approved separately by the Independent Trustees of the Board, and by the Board of the Trust as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  The Board also determined to submit the New CSAM Agreement for consideration by the shareholders of the Contra Fund.  If the shareholders of the Contra Fund do not approve the New CSAM Agreement, the Board will consider other possible courses of action for the Contra Fund, which may include entering into an interim management agreement with CSAM pursuant to Rule 15a-4 under the 1940 Act.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF GFAM UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NEW CSAM AGREEMENT.

PROPOSAL 5: FOR THE CONTRA FUND, TO APPROVE THE OPERATION OF THE CONTRA FUND UNDER A “MANAGER OF MANAGERS” STRUCTURE

Overview of Manager of Managers Structure

As discussed above in Proposal 2, GFWM has obtained a Manager of Managers Order from the SEC, which allows GFWM to hire, terminate and replace unaffiliated sub-advisors with the approval of a Trust’s Board, without having to obtain shareholder approval.  GFAM and the Contra Fund currently do not have the ability to rely on the Manager of Managers Order, as shareholders of the Contra Fund have not yet approved the operation of the Fund under a manager of managers structure pursuant to the terms of the Manager of Managers Order.  Reliance on the Manager of Managers Order by the Contra Fund would allow GFWM to employ sub-advisors best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of new sub-advisors or new sub-advisory agreements.

Ordinarily, federal law requires shareholders of a mutual fund to approve a new sub-advisory agreement before it may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment advisor (including as a sub-advisor) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a sub-advisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, includes the transfer of an advisory agreement itself or the transfer of control of the investment advisor through the transfer of a controlling block of the investment advisor’s outstanding voting securities.  To comply with Section 15 of the 1940 Act, a fund must ordinarily obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisors, replace an existing sub-advisor, materially change the terms of a sub-advisory agreement or continue the employment of an existing sub-advisor when its sub-advisory agreement terminates because of an “assignment.”

Pursuant to the Current Advisory Agreement between the Contra Fund and GFWM, subject to the supervision of the Board, GFWM currently is responsible for, among other items, managing the assets of the Fund and making decisions with respect to purchases and sales of securities on behalf of the Fund. GFWM is permitted under the Current Advisory Agreement, at its own expense, to select and contract with one or more sub-advisors to perform some or all of the services for the Fund for which GFWM is responsible under such agreement.  If GFWM delegates investment advisory duties to a sub-advisor, GFWM remains responsible for all advisory services furnished by the sub-advisor. Before GFWM may engage a sub-advisor for the Fund, however, shareholders of the Fund must approve the agreement with such sub-advisor.  Currently, GFWM has engaged CSAM as a sub-advisor to the Contra Fund, pursuant to an arrangement that was previously approved by shareholders.

Approval of the operation of the Fund under a manager of managers structure and reliance on the Manager of Managers Order would permit GFWM, as the Fund’s investment advisor, together with the Board of GFAM, to appoint, terminate and replace unaffiliated sub-advisors, enter into new sub-advisory agreements and amend and terminate sub-advisory agreements on behalf of the Contra Fund without shareholder approval.  The sub-advisory fees paid to any sub-advisor hired in connection with the manager of managers structure will be paid by GFWM and not the Fund.

As noted above, the Manager of Managers Order was granted by the SEC to GFWM (formerly, AssetMark Investment Services, Inc.) on May 6, 2002, which permits the use of a manager of managers structure for a fund that GFWM or its affiliates manage if certain conditions are met, including approval by the fund’s shareholders of the operation of the fund under a manager of managers structure prior to the structure’s implementation.  The Order grants a fund relief from Section 15(a) of the 1940 Act and certain rules under the 1940 Act so that the Trust and GFWM may employ the manager of managers structure, subject to certain conditions, including the approval of this Proposal by the Fund’s shareholders. Neither the Fund nor GFWM will rely on the Manager of Managers Order unless all such conditions have been met.  If the SEC adopts a rule under the 1940 Act providing substantially similar relief to that in the Order, the Order may expire upon effectiveness of the rule and the Fund may comply with the rule’s final requirements rather than relying on the Order.

The approval of the implementation of the manager of managers structure would only enable GFWM to hire, terminate and replace a sub-advisor (or materially amend a sub-advisory agreement) without shareholder approval. The manager of managers structure would not: (a) permit GFWM to change the terms of its investment management agreement with the Contra Fund, including the fees payable to GFWM by the Contra Fund under that agreement, without shareholder approval; or (b) change GFWM’s responsibilities to the Fund, including GFWM’s responsibility for all advisory services furnished by a sub-advisor.

At a meeting of the Board held on April 19, 2013, the Board, including a majority of the Independent Trustees, authorized seeking shareholder approval of the operation of the Contra Fund under the manager of managers structure. The employment of the manager of managers structure will enable the Board to act more quickly to appoint a new sub-advisor when GFWM and the Board believe that such appointment would be appropriate and permit GFWM to allocate and reallocate the Fund’s assets among itself and one or more sub-advisors.

Based on the above, the Board is soliciting shareholder approval of the implementation of the manager of managers structure.

Effects on Shareholder Right to Vote on Sub-Advisory Agreements

If Proposal 5 is approved, in the future, GFWM, together with the GFAM Board, would be permitted to appoint and replace sub-advisors for the Contra Fund and to enter into and approve amendments to sub-advisory agreements without first obtaining the approval of shareholders. Although approval of sub-advisory agreements would not be subject to shareholder approval, the Board, including a majority of the Independent Trustees, must approve new or amended sub-advisory agreements. In addition, GFWM, as the Fund’s primary investment advisor, will remain responsible for managing or overseeing management of the Fund.

Benefits to the Contra Fund

The Board recommends that the Contra Fund’s shareholders approve this Proposal 5, which would allow GFWM the flexibility to appoint, terminate and replace unaffiliated sub-advisors and to amend sub-advisory agreements without incurring the expense and potential delay of seeking shareholder approval. The process of seeking shareholder approval is expensive and may cause delays in executing changes that the Board and GFWM have determined are necessary or desirable. If shareholders approve this Proposal 5 to operate the Contra Fund under the manager of managers structure, GFWM and the Board would be able to act more quickly to appoint a sub-advisor when GFWM and the Board believe that the appointment would be appropriate for the Fund and its shareholders.

Although shareholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements would not be required under the proposed manager of managers structure, the Board, including a majority of the Independent Trustees, would continue to oversee the sub-advisor selection process to help ensure that shareholders’ interests are protected whenever GFWM would seek to select a new sub-advisor or modify or terminate a sub-advisory agreement. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees; the nature, quality and scope of services to be provided by the sub-advisor; and the investment performance of the assets managed by the sub-advisor in the particular style for which a sub-advisor is sought as well as the sub-advisor’s compliance with federal securities laws and regulations.

The Board’s Consideration of this Proposal

In determining that the implementation of the manager of managers structure was in the best interests of the Fund’s shareholders, the Board, including a majority of the Independent Trustees, considered the factors below, and such other factors and information that they deemed relevant, prior to approving and recommending the approval of the manager of managers structure: (1) a manager of managers structure will enable GFWM to employ unaffiliated sub-advisors when GFWM and Board believe it could benefit the Fund; (2) a manager of managers structure will enable GFWM to allocate or reallocate Fund assets among itself and one or more sub-advisors when necessary to benefit the Fund; (3) a manager of managers structure will enable the Board to act more quickly, with less expense, in appointing new sub-advisors when the Board and GFWM believe that such appointment would be in the best interests of the Fund’s shareholders; (4) GFWM would continue to be responsible for (a) establishing procedures to monitor a sub-advisor’s compliance with the Fund’s investment objectives and policies, (b) analyzing the performance of the sub-advisor and (c) recommending allocations and reallocations of Fund assets among itself and one or more sub-advisors; (5) no sub-advisor could be appointed, removed or replaced without Board approval, including the approval of the Independent Trustees; and (6) GFWM, not the Fund, would be responsible for paying sub-advisory fees to a sub-advisor. Furthermore, the Independent Trustees were advised by independent counsel with respect to these matters.

Required Vote

Approval of the operation of the Contra Fund under a manager of managers structure will be approved with respect to the Fund only if shareholders of the Fund approve Proposal 5. To become effective with respect to the Contra Fund, the manager of managers structure must be approved by a vote of the “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Contra Fund, which means the vote, at a meeting of the shareholders of the Fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.  The approval of the manager of managers structure is not contingent on the approval of any other Proposal.  The manager of managers structure was approved separately by the Independent Trustees of the Board, and by the Board of the Trust as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  The Board also determined to submit the manager of managers structure for consideration by the shareholders of the Contra Fund.  If the shareholders of the Contra Fund do not approve the manager of managers structure, then GFWM would continue its current approach of entering into new or materially amending sub-advisory agreements only with shareholder approval, causing delay and incurring significant expenses in making a change deemed beneficial by the Board to the Fund and its shareholders.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF GFAM UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MANAGER OF MANAGERS STRUCTURE.

VOTING INFORMATION

How will Shareholder Voting be Handled?

Only shareholders of record of the Funds at the close of business on [May 1], 2013 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matters described in this Joint Proxy Statement.  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, held in that Fund on the Record Date.

For GPS I, the holders of not less than a majority of the votes cast of shares of a Fund entitled to vote, present in person or by proxy at the Meeting (whether or not a quorum is present), may adjourn the Meeting with respect to the Proposal relating to such Fund.  The Meeting as to one or more of the Funds may also be adjourned by the chairperson of the Board or by the president of GPS I, in the absence of the chairperson of the Board.

For GPS II, the holders of shares of a Fund entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting (whether or not a quorum is present) may adjourn the Meeting with respect to the Proposal relating to such Fund.  The Meeting as to one or more of the Funds may also be adjourned by the chairperson of the Board, the president of GPS II in the absence of the chairperson, or any vice president or other authorized officer of GPS II in the absence of the chairperson and the president.

For GFAM, the vote of a majority of the shares of a Fund represented at the Meeting, either in person or by proxy (whether or not a quorum is present), may adjourn the Meeting with respect to the Proposal relating to such Fund.

Any adjournment may be with respect to one or more Proposals, but not necessarily for all Proposals.  It is anticipated that the persons named as proxies on the enclosed proxy card(s) will use the authority granted to them to vote on any adjournment in their discretion.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting.  Abstentions and broker non-votes will have no effect on Proposal 1 but will have the same effect as a vote “against” Proposals 2, 3, 4 and 5.  Broker non-votes are proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote.  This generally occurs only when there is another matter at the meeting for which the brokers or nominees do have discretionary authority to vote, such as Proposal 1.

How do I Ensure my Vote is Accurately Recorded?

You may attend the Meeting and vote in person.  You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet.  If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies.  A proxy card is, in essence, a ballot.  If you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR ALL” the Trustee Nominees in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5, to the extent applicable.  Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Trusts does not expect any such matters to come before the Meeting.  If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

May I Revoke my Proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.  If you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What Other Matters will be Voted upon at the Meeting?

The Board of each Trust does not intend to bring any matters before the Meeting other than as described in this Joint Proxy Statement.  Because the Meeting is a special meeting, the Board of each Trust does not anticipate that any other matters will be brought before the Meeting by others.  However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is Entitled to Vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Joint Proxy Statement.  The table in Appendix O shows the number of outstanding shares of each class of each Fund as of May 1, 2013.

What is the Quorum Requirement?

A “Quorum” is the minimum number of shares that must be present in order to transact business at the Meeting.

For each of GPS I and GFAM, one-third (33 1/3%) of the shares of the respective Trust or a particular Fund entitled to vote in person or by proxy shall be a quorum for the transaction of business at the Meeting.

For GPS II, 40% of the shares of GPS II or a particular Fund entitled to vote in person or by proxy shall be a quorum for the transaction of business at the Meeting.

Who will Pay the Expenses of the Meeting?

Under the Transaction Agreement, Genworth and the Buyer have agreed to bear the expenses of the Funds in connection with each Board’s consideration of the New Advisory Agreement and New Sub-Advisory Agreements (including the New Altegris Agreement and New CSAM Agreement) and related agreements and the costs of this proxy solicitation.  Each Trust has engaged AST Fund Solutions, LLC (“AST”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $[________].  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

What Other Solicitations will be Made?

This proxy solicitation is being made by the Board of each Trust for use at the Meeting.  In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, telecopy, facsimile transmission or other electronic media, or personal contacts.  The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be borne by Genworth and the Buyer as provided above.  Officers, employees and agents of GPS I, GPS II, GFAM, GFWM, and their affiliates may, without extra pay, conduct solicitations by telephone, telegram, telecopy, facsimile transmission, or other electronic media and personal interviews.  Each Trust expects that any solicitations will be primarily by mail, but also may include telephone, telegram, telecopy, facsimile transmission, or other electronic media or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of AST if your votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases when a telephonic proxy is solicited, the AST representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the AST representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information elicited matches the information previously provided to AST, then the AST representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposals.  Although the AST representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Joint Proxy Statement.  AST will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call AST immediately if his or her instructions are not correctly reflected in the confirmation.

How do I Submit a Shareholder Proposal for Inclusion in the Trust’s Proxy Statement for a Future Shareholder Meeting?

The governing instruments of each Trust do not require that the Funds hold annual meetings of shareholders.  Each Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements for which reliance on the Manager of Managers Order is not available or of a change in the fundamental investment policies, objectives or restrictions of the Fund.  In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.

The governing instruments of GPS I provide that a shareholder meeting may be called at any time by the Board, the chairperson of the Board or the president for the purpose of taking action upon any matter deemed necessary or desirable by the Board.  To the extent provided by the 1940 Act, a shareholder meeting may also be called for the purpose of electing Trustees by the shareholders of GPS I owning not less than 25% of the outstanding shares of GPS I.

The governing instruments of GPS II provide that a shareholder meeting may be called at any time by the Board, the chairperson of the Board or the president or any vice president of GPS II for the purpose of nominating specific persons for election to, or to fill vacancies on, the Board and taking action upon any other business matter deemed necessary or desirable by the Board.  A shareholder meeting shall be called by the chairperson of the Board, the president or any vice president of GPS II upon proper written request addressed to the secretary of GPS II at the primary business address of GPS II from: (i) shareholders holding not less than 10% of the outstanding shares of GPS II, with respect to nominating or removing a Trustee; or (ii) shareholders holding not less than a majority of the outstanding shares of GPS II, with respect to other business matters.

The governing instruments of GFAM provide that a shareholder meeting may be called at any time by the Board or the president or secretary of GFAM for the purpose of taking action upon any matter requiring the vote or authority of shareholders or upon any other matter as to which such vote or authority is deemed necessary or desirable by the Board or the president.  A shareholder meeting may also be called for any purpose deemed necessary or desirable upon the proper written request of shareholders holding at least 10% of the outstanding shares of GFAM entitled to vote.

Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting must send their written proposal to the applicable Trust a reasonable time before the Board’s solicitation relating to that meeting is to be made.  Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement.  The persons named as proxies in future proxy materials of a Trust may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made.  Written proposals with regard to a Fund should be sent to the Secretary of the respective Trust at 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523-3967.

How May I Communicate with the Board?

Shareholders who wish to communicate to the Board of GPS I, GPS II or GFAM may address correspondence to the Secretary of the respective Trust at 2300 Contra Costa Blvd., Suite 600, Pleasant Hill, California 94523.  Shareholders may also send correspondence to any individual Trustee c/o GPS Funds I, GPS Funds II or Genworth Financial Asset Management

Funds at 2300 Contra Costa Blvd., Suite 600, Pleasant Hill, California 94523.  Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS

Investment Advisor

Genworth Financial Wealth Management, Inc., 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523-3967, serves as the investment advisor to each of the Funds under an investment advisory agreement with each Trust.  GFWM is registered as an investment advisor with the SEC.

Custodian, Fund Administrator, Transfer Agent, Fund Accountant and Shareholder Servicing Agents

For GPS I and GPS II:

U.S. Bank N.A. (“U.S. Bank”), located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for each Fund’s cash and securities (except the GuideMarkSM Opportunistic Fixed Income Fund).  U.S. Bank does not assist in, and is not responsible for, investment decisions involving assets of the Funds.

U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as each Fund’s administrator, transfer agent and fund accountant.  In addition, certain other organizations that provide recordkeeping and other shareholder services may be entitled to receive fees from a Fund for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as custodian for the GuideMarkSM Opportunistic Fixed Income Fund’s cash and securities.  BNY Mellon does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

For GFAM:

U.S. Bank, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for some of Genworth Financial Contra Fund’s assets pursuant to a custodian agreement (the “U.S. Bank Contract”) with the Fund.  Under the U.S. Bank Contract, U.S. Bank (i) holds and transfers portfolio securities on account of the Fund, (ii) accepts receipts and makes disbursements of money on behalf of the Fund’s securities and (iii) makes periodic reports to the Board concerning the Fund’s operations.

USBFS, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer and dividend-paying agent.  Under the transfer agency agreement, USBFS maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the Fund and its shareholders.  For these services, USBFS receives fees from the Fund computed on the basis of the number of shareholder accounts that USBFS maintains for the Fund during each month and is reimbursed for out-of-pocket expenses.  USBFS and U.S. Bank are affiliates.

Distributor

Capital Brokerage Corporation, an affiliate of GFWM, 6620 West Broad Street, Building 2, Richmond, Virginia 23230, is the distributor for the shares of each Fund of each Trust.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the sub-distributor to each Fund of GPS I.  Both Capital Brokerage Corporation and Quasar Distributors, LLC are registered broker-dealers and members of the Financial Industry Regulatory Authority, Inc.  Shares of each Fund are offered on a continuous basis.

No Fund paid any brokerage commissions to any broker that is an affiliate (or an affiliate of an affiliate) of GFWM during GPS I’s and GPS II’s most recently completed fiscal year ended March 31, 2013, or during GFAM’s most recently completed fiscal year ended September 30, 2012.

PRINCIPAL HOLDERS OF SHARES

As of May 1, 2013, the officers and Trustees of GPS I, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof.  As of May 1, 2013, the officers and Trustees of GPS II, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof.  As of May 1, 2013, the officers and Trustees of GFAM, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof.

To the best knowledge of each Trust, as of May 1, 2013, [no person] was the beneficial owner of 5% or more of the outstanding shares of any class of any Fund.

APPENDIX A — BACKGROUND AND RELATED INFORMATION FOR TRUSTEE NOMINEES

Name, Address and Year of Birth	Position(s) to be Held with a GPS Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in GFWM Fund Complex1 to be Overseen by Trustee Nominee	Other Directorship/ Trusteeship Positions Held by Trustee Nominee During Past Five Years
Independent Trustee Nominees
Dennis G. Schmal Year of Birth: 1947 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Independent Trustee	Indefinite	Self-employed consultant (1999 to present); formerly, Partner, Arthur Andersen LLP (audit services) (1972 to 1999).	16
Director, Sitoa Global Inc. (2011 to present); Director, Wells Fargo ASGI Hedge Funds (closed-end hedge funds) (2008 to present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005 to present); Director, Merriman Holdings, Inc.  (financial services) (2003 to present); Director, Grail Advisors ETF Trust (2009 to 2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004 to 2011); Director, North Bay Bancorp (2006 to 2007).

David M. Dunford Year of Birth: 1949 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Independent Trustee	Indefinite	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989 – 2001).	16	Director, New England Bancorp (2006-present); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008 – 2012); Director, Hospice and Palliative Care of Cape Cod (2006 – 2011).

A-1

Paul S. Feinberg Year of Birth: 1942 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Independent Trustee	Indefinite	Retired; formerly, President, CitiStreet Funds, Inc. (2000 – 2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor), and CitiStreet Funds Management LLC (registered investment advisor) (1990 – 2005).	16	Trustee, GVIT (2008 – 2012); Trustee, Blue Fund Group (2006 – 2008).
Interested Trustee Nominee
Gurinder S. Ahluwalia2 Year of Birth: 1965 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Interested Trustee	Indefinite	President and CEO of Genworth Financial Wealth Management (“GFWM”) (2009 – present); Co-Chairman, GFWM (2008 – 2009); Vice-Chairman, AssetMark Investment Services, Inc. (2006 – 2008); President, GFAM (2004 – 2008); President and Chairman, Genworth Financial Asset Management Inc. (2004 – 2008).	17
Trustee, GFAM (2005 – present); Genworth Financial Trust Company (2004 – present); Altegris Investment, Inc. (2011 –  present); Altegris Portfolio Management, Inc. (d/b/a Altegris Funds) (2011 –  present); Ensaaf (nonprofit organization) (2011 – present); Quantuvis Consulting, Inc. (2008 –  present); Trustee, GVIT (2008 – 2012); Centurion Capital Group Inc.; Centurion Financial Advisers Inc.; GFWM, formerly AssetMark Investment Services, Inc.; Genworth Financial Asset Management, Inc.

1	The GFWM Fund Complex consists of GPS I, which currently consists of 7 Funds, GPS II, which currently consists of 9 Funds, and GFAM, which currently consists of one Fund.

2	Mr. Ahluwalia is an “interested person,” as defined in the 1940 Act, of each GPS Trust, because he is an officer of the Advisor or certain of its affiliates.

A-2

APPENDIX B — NOMINATING AND GOVERNANCE COMMITTEE CHARTERS

GPS FUNDS I (FORMERLY, ASSETMARK FUNDS)
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.           Purpose

The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of AssetMark Funds (each a “Fund” and collectively, the “Funds”) is to assist the Board in (a) identifying and recommending qualified individuals to become Board members, (b) determining the composition of the Board and its committees, (c) monitoring the process to assess Board effectiveness and (d) developing and implementing the Funds’ governance policies applicable to the Funds and for periodically reviewing such policies.

II.           Composition

The Committee (a) will be composed entirely of members of the Board who are not “interested persons” of the Funds (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder, and (b) will consist of a minimum of three Independent Trustees.  The members of the Committee will be appointed by the Board and will serve until their resignation, retirement or removal by the Board or until their successors will be appointed.

III.           Quorum

The majority of the members of the Committee will constitute a quorum for the transaction of business, and an act of a majority of the members of the Committee present at an meeting at which there is a quorum will be an act of the Committee.

IV.           Meetings

The Committee will meet as often as necessary to discharge its functions.  The Committee may meet either on its own or in conjunction with meetings of the Board.  Meetings of the Committee may be held in person, videoconference or by conference telephone, and may be called by the chairperson or a majority of Committee members with reasonable advance notice.  The Committee may take action by unanimous written consent in lieu of a meeting, to the extent permitted by law and by the governing instrument of the Funds.  In the event of any inconsistency between this Nominating and Governance Committee Charter and the governing instrument of any Fund, the provisions of the governing instrument of the Fund will prevail.

V.           Responsibilities and Duties

The Board has authorized and directed the Committee to assume each of the following responsibilities, and any other responsibilities the Board specifically delegates to the Committee, in each case subject to the limitations on the Board or any committee thereof contained in the Funds’ charter documents or by law, as each may be in effect from time to time:

A.           Nominating

1.           In the event of vacancies on, or increases in the size of the Board, the Committee will identify individuals qualified to serve as Independent Trustees of the Funds and will recommend its nominees for consideration by the full Board.  The Committee may seek suggestions for candidates for nomination as Independent Trustees from any person or sources it deems appropriate.  For non-independent Trustees, the Committee will consider the views and recommendations of the Funds’ investment adviser and/or affiliates of the investment adviser.

2.           The Committee will evaluate the qualifications of candidates to be nominated as Trustees, provided that the Committee must determine, in consultation with counsel, that any person nominated to serve as a Trustee must be a person who, if elected, would not cause the Fund to be in violation of, or not in compliance with (a) applicable law, regulation or regulatory interpretations; or (b) any general policy the Board may adopt regarding the Board.

In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

3.           The Committee may consider nominations for candidates to be nominated as Trustees made by Fund stockholders or management.  Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund, which should include the biographical information and qualifications of the proposed nominee.  The Committee may request any additional information deemed reasonably necessary for the Committee to evaluate such nominee.

4.           After determination by the Committee that a person should be nominated as an Independent Trustee of the Fund, the Committee will present its recommendations to the full board for its consideration, and where appropriate, to the Independent Trustees.

5.           The Committee will periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

6.           The Committee will recommend to the Board a successor to the Board Chairperson when a vacancy occurs in that position.

7.           The Committee will review the Board’s committee structure and recommend to the Board for its approval Trustees to serves as members of each committee.

                 B.           Governance

1.           At least annually, the Committee will evaluate the performance of the Board taking into account such factors as it may deem appropriate, including Trustee attendance at Board and Committee meetings; preparation for and participation in Board and Committee meetings; and diligence in keeping abreast of industry and regulatory developments.  The Committee will also consider the effect of relationships, including but not limited to, those delineated in the 1940 Act, that might impair the independence of the Independent Trustees (e.g., business, financial or family relationships with managers or service providers).  In carrying out these responsibilities, the Committee will supervise the distribution and the review of annual questionnaires to all Trustees to obtain information as to the business, financial and family relationships, if any, with the Funds’ investment manager, sub-advisers, principal underwriter and other service providers and their affiliates.

2.           The Committee will assist the Board in evaluating annually the support provided to the Board and its committees and members by management, Fund counsel, counsel to the Independent Trustees, and any other service providers to the Board by compiling and subsequently reporting to the Board the result of a board support assessment questionnaire.

3.           In collaboration with outside counsel and as required by law or deemed advisable by the Committee, the Committee will develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

4.           Review at least annually the Board’s adherence to industry “best practices.”

5.           The Committee will develop, periodically review, and as appropriate recommend changes in, Board governance policies, procedures and practices concerning the structure, compensation and operations of the Board.

6.           The Committee will review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for such a committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.  The Committee will make recommendations for any such action for the full Board.

VI.           Authority

The Committee may select one of its members to be the chair and may select a vice chair.  The Committee has the authority to delegate any of its responsibilities to subcommittees composed of one or more of its members as the Committee may deem appropriate in its sole discretion.

The Committee will have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and consult with counsel concerning legal questions and to engage other experts or consultants for any purposes deemed necessary in performing its functions.  The Committee has the sole authority to approve related fees and retention terms.

The Committee may request such information and analyses and access to Fund officers, agents, representatives and service providers, including the investment manager, as will be reasonably necessary for the Committee to carry out its responsibilities.

The Committee will report its actions and recommendations to the Board on a regular basis and will conduct and present to the Board an annual performance evaluation of the Committee.  The Committee will review at least annually the adequacy of this Nominating and Governance Committee Charter and, as appropriate, recommend any proposed changes to the Board for approval.

GPS Funds II
Nominating and Governance Committee Charter

I.           Purpose

The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of GPS Funds II (the “Trust”) and its series (the “Funds”) is to assist the Board in (a) identifying and recommending qualified individuals to become Board members, (b) coordinating the annual self-assessment by the Board, and (c) developing and implementing the governance policies applicable to the Trust.

II.           Composition

The Committee will be composed of all of the members of the Board who are not “interested persons” of the Trust (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder.  The Committee will select one of its members to serve as Chairperson, who will serve as Chairperson until his or her resignation or retirement, or his or her removal or replacement by the Committee.

III.           Quorum

The majority of the members of the Committee will constitute a quorum for the transaction of business, and an act of a majority of the members of the Committee present at a meeting at which there is a quorum will be an act of the Committee.

IV.           Meetings

The Committee will meet as often as necessary or appropriate to discharge its functions, at least annually, and is empowered to hold special meetings as circumstances require.  The Committee may meet either on its own or in conjunction with meetings of the Board.  Meetings of the Committee may be held in person, videoconference or by conference telephone, and may be called by the Chairperson or a majority of Committee members with reasonable advance notice.  The Committee may take action by unanimous written consent in lieu of a meeting.  In the event of any inconsistency between this Nominating and Governance Committee Charter and the governing instrument of the Trust, the provisions of the governing instrument of the Trust will prevail.

V.           Responsibilities and Duties

The Board has authorized and directed the Committee to assume each of the following responsibilities, and any other responsibilities the Board specifically delegates to the Committee, in each case subject to the limitations on the Board or any committee thereof contained in the Trust’s charter documents or by law, as each may be in effect from time to time:

A.           Nominating

1.           In the event of vacancies on, or increases in the size of the Board, the Committee will identify individuals qualified to serve as Independent Trustees and will recommend its nominees for consideration by the full Board.  The Committee may seek suggestions for candidates for nomination as Independent Trustees from any person or sources it deems appropriate.  For non-Independent Trustees, the Committee will consider the views and recommendations of the Trust’s investment adviser and/or affiliates of the investment adviser.

2.           The Committee will evaluate the qualifications of candidates to be nominated as Trustees, provided that the Committee must determine, in consultation with counsel, that any person nominated to serve as a Trustee must be a person who, if elected, would not cause the Trust to be in violation of, or not in compliance with (a) applicable law, regulation or regulatory interpretations; or (b) any general policy the Board may adopt regarding the Board.  With respect to persons being considered to join the Board as Independent Trustees, the Committee will consider their independence from management and principal service providers.  These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the rules thereunder.  With respect to Independent Trustee candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Genworth Financial Wealth Management, Inc. or the Trust’s sub-advisors or service providers.  In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

3.           The Committee may consider recommendations for candidates to be nominated as Trustees made by Trust shareholders or management.  Shareholders who wish to recommend a nominee should send recommendations to the Secretary of the Trust, which should include the biographical information and qualifications of the proposed nominee.  The Committee may request any additional information deemed reasonably necessary for the Committee to evaluate such nominee.

4.           After determination by the Committee that a person should be nominated as an Independent Trustee of the Trust, the Committee will present its recommendations to the full Board for its consideration.

B.           Governance

1.           The Committee will coordinate an annual assessment by the Board of the performance of the Board, which evaluation must include a consideration of the effectiveness of the Committee structure of the Board and the number of Funds on whose Board each Trustee sits.

2.           The Committee will periodically review the independence of the Independent Trustees.

3.           The Committee will periodically review die compensation to be paid to the Independent Trustees and recommend any changes to the Board.

4.           The Committee will annually review the independence of counsel to the Independent Trustees.

5.           The Committee shall consider as it deems appropriate issues relating to the governance of the Trust.

VI.           Authority

The Committee will have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and consult with counsel concerning legal questions and to engage other experts or consultants for any purposes deemed necessary in performing its functions at the expense of the Trust.  The Committee has the sole authority to approve related fees and retention terms.  The Committee shall have the authority to meet privately and to admit non-members individually by invitation.

The Committee may request such information and analyses and access to Trust officers, agents, representatives and service providers, including the investment manager, as will be reasonably necessary for the Committee to carry out its responsibilities.

At the Board meeting next following a meeting of the Committee, the Committee will report to the Board and shall make appropriate and necessary recommendations based on the Committee’s activities.  The Committee will review this Charter as necessary and recommend any proposed changes to the Board for approval.

APPENDIX C — FUND SHARES OWNED BENEFICIALLY BY TRUSTEE NOMINEES

The following table shows the dollar range of shares of the Funds and the aggregate dollar range of shares of each Trust that were beneficially owned by each Trustee Nominee as of March 31, 2013.

Name	Dollar Range of Equity Securities Beneficially Owned in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Nominee in Family of Investment Companies
Independent Trustee Nominees
David M. Dunford	[None]	[None]
Paul S. Feinberg	[None]	[None]
Dennis G. Schmal	[None]	[None]
Interested Trustee Nominee
Gurinder S. Ahluwalia	[None]	[None]

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APPENDIX D — INDEPENDENT TRUSTEE NOMINEE COMPENSATION

The following table describes the aggregate compensation received by each Independent Trustee Nominee from GPS I or GPS II for the fiscal year ended March 31, 2013.  Only the Independent Trustees receive compensation from GPS I and GPS II.

Name of Person/Position	Aggregate Compensation From GPS I or GPS II	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for the Complex
David M. Dunford	$63,750 (GPS II)	$0	$0	$63,750
Paul S. Feinberg	$63,750 (GPS II)	$0	$0	$63,750
Dennis G. Schmal	$70,000 (GPS I)	$0	$0	$70,000

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APPENDIX E — PRINCIPAL OFFICERS OF GPS I AND GPS II

Name, Address and Year of Birth	Position with GPS I and GPS II	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Carrie E. Hansen Year of Birth: 1970 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	President	For GPS I: Renewed 1-Year term since May 2007 For GPS II: Renewed 1-Year term since January 2011
President, GPS Funds I (formerly, AssetMark Funds) (2007 to present), GPS Funds II (2011 to present), GFAM (2008 to present) and Genworth Variable Insurance Trust (“GVIT”) (2008 to 2012); Senior Vice President and  Chief Operations Officer, GFWM (2008 to present); Chairman, Genworth Financial Trust Company (2008 to present); Senior Vice President and Managing Director, GPS Funds I (2007 to 2008); Treasurer and Chief Compliance Officer, GFAM (2007 to 2008); Chief Compliance Officer, GPS Funds I (2005 to 2008); Treasurer, GPS Funds I (2001 to 2008); Senior Vice President, Chief Financial Officer and Chief Compliance Officer, GFWM, formerly, AssetMark Investment Services, Inc. (2004 to 2007).

John Koval Year of Birth: 1966 Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Chief Compliance Officer and AML Compliance Officer	Since 2012
Senior Compliance Officer, Genworth Financial Wealth Management (2011 to present); Chief Operating Officer, SEAL Capital, Inc. (2009 to 2010); Chief Compliance Officer, Cliffwood Partners LLC (2004 to 2009).

Christine Villas-Chernak Year of Birth: 1968 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Deputy Chief Compliance Officer and Secretary	For GPS I: Deputy Chief Compliance Officer since 2009 and renewed 1-year term for Secretary since September 2006 For GPS II: Renewed 1-Year term since January 2011
Deputy Chief Compliance Officer, GPS Funds I (formerly, AssetMark Funds) (2009 to present) and GPS Funds II (2011 to present); Secretary, GPS Funds I (2006 to present), GPS Funds II (2011 to present), GFAM (2009 to 2010) and GVIT (2008 to 2010); Senior Compliance Officer, GFWM (2005 to 2009).

Robert J. Bannon Year of Birth: 1957 c/o Genworth Financial Wealth Management, Inc. 16501 Ventura Boulevard Suite 201 Encino, CA 91436	Vice President and Chief Risk Officer	For GPS I: Since 2010 For GPS II: Renewed 1-Year term since January 2011
Vice President and Chief Risk Officer, GPS Funds I (formerly, AssetMark Funds) (2010 to present), GPS Funds II (2011 to present) and GFAM (2010 to present); Senior Vice President and Chief Risk Officer, GFWM (2007 to present).

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Starr E. Frohlich Year of Birth: 1972 c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Suite 600 Pleasant Hill, CA 94523-3967	Vice President and Treasurer	For GPS I: 1-Year term since March 2010 For GPS II: Renewed 1-Year term since January 2011
Vice President and Treasurer, GPS Funds I (formerly, AssetMark Funds) (2010 to present), GPS Funds II (2011 to present) and GFAM (2010 to present); Director of Fund Administration, GFWM (2010 to present); Vice President, U.S. Bancorp Fund Services, LLC (1997 to 2010).

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APPENDIX F — FORM OF NEW ADVISORY AGREEMENTS

GPS FUNDS I

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this [__] day of [_____], 2013, by and between GPS Funds I (formerly AssetMark Funds), a Delaware statutory trust (the “Trust”), and Genworth Financial Wealth Management, Inc. (formerly AssetMark Investment Services, Inc.), a California corporation (the “Advisor”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to create, and currently consists of, separate series of shares, each representing interests in a separate mutual fund managed according to its own investment objectives and policies;

WHEREAS, the Advisor is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and served as the investment adviser to the series of the Trust under an Investment Advisory Agreement dated October 20, 2006, as amended on May 15, 2007 and March 31, 2011 (the “Old Agreement”);

WHEREAS, in connection with a change in ownership of the Advisor effective on the date first written above, the Old Agreement terminated automatically as required under the 1940 Act; and

WHEREAS, the Board of Trustees and shareholders of the Trust have each approved this Agreement to replace the Old Agreement, and the parties hereto desire to enter into this Agreement so that the Advisor may continue to provide investment advisory services with respect to the series listed on Schedule A, as may be amended from time to time, attached hereto and made a part of this Agreement (each a “Fund” and collectively the “Funds”).

NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree as follows:

1.           DUTIES OF THE TRUST.

(a)           The Trust, except as otherwise provided in this Agreement, is responsible for conducting its own business and affairs and for all necessary and incidental expenses and salaries including, but not limited to, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; preparation and filing of such forms as may be required by the various jurisdictions in which the Trust’s shares may be sold; preparation, printing and mailing of reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes, and state and federal registration fees.

(b)           In the conduct of the respective businesses of the parties and in the performance of this Agreement, the Trust and the Advisor may share facilities common to each, with appropriate proration of expenses between them.

(c)           To the extent the Advisor incurs any costs by assuming expenses that are an obligation of the Trust as set forth herein, the Trust shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses.  To the extent the services for which the Trust is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from the Trust to the extent of the Advisor’s actual costs for providing such services.

2.           DUTIES OF THE ADVISOR.

(a)           The Trust employs the Advisor generally to manage the investment and reinvestment of the assets of the Funds.  In so doing, the Advisor may hire one or more sub-advisors for each Fund to carry out the investment program of the Fund(s) (subject to the approval of the Trust’s Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Advisor from the U.S. Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Fund(s)).  To the extent that the Advisor does hire any sub-advisor, it will thereafter continuously review, supervise and (where appropriate) administer the investment program of the Fund(s).

(b)           The Advisor will provide, or direct any sub-advisor  to provide to the Administrator and the Trust records concerning the Advisor’s and sub-advisor(s)’ activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust’s officers and Trustees concerning the Advisor’s and sub-advisor(s)’ performance of the foregoing responsibilities.  The retention of a sub-advisor by the Advisor shall not relieve the Advisor of its responsibilities under this Agreement.

(c)           The Advisor shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust’s prospectus and statement of additional information, as amended from time to time (referred to collectively as the “Prospectus”), and applicable laws and regulations.  The Trust will furnish the Advisor from time to time with copies of all amendments or supplements to the Prospectus, if any.

(d)           The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisors) required by it to perform the services on the terms and for the compensation provided herein.  The Advisor will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

3.           DELIVERY OF DOCUMENTS.

(a)           The Trust has furnished Advisor with copies properly certified or authenticated of each of the following and will furnish any amendments and restatements as they are effected:

(i)
The Trust’s Certificate of Trust, as filed with the Secretary of State of Delaware, and its Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);

(ii)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(iii)	Prospectus(es) of the Fund(s).

(b)           The Advisor has furnished to the Trust, a copy of its Form ADV as filed with the U.S. Securities and Exchange Commission, and will furnish any amendment thereto as it may be effected.

4.           OTHER COVENANTS.  The Adviser agrees that it:

(a)           will comply with all applicable Rules and Regulations of the U.S. Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

(b)           will place or will cause the sub-advisors to place orders pursuant to its/their investment determinations for the Fund(s) either directly with the issuer or with any broker or dealer.  In executing portfolio transactions and selecting brokers or dealers, the Advisor will, or will cause the sub-advisors to use its/their best efforts to seek on behalf of a Fund the best overall terms available.  In assessing the best overall terms available for any transaction, the Advisor (or any sub-advisor) shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Advisor (or any sub-advisor) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Advisor may exercise investment discretion.  The Advisor (or any sub-advisor) is authorized, subject to the prior approval of the Trust’s Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor (or any sub-advisor) determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or terms of the overall responsibilities of the Advisor to a Fund.  In no instance, however, will any Fund’s securities be purchased from or sold to the Advisor, any sub-advisor engaged with respect to that Fund, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Advisor, and sub-advisor or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission and the 1940 Act.  The Advisor (and any sub-advisor) is also authorized to enter into brokerage/service arrangements with broker-dealers whereby certain broker-dealers agree to pay all or a portion of a Fund’s custodian, administrative, transfer agency, and/or other fees in exchange for such Fund directing certain minimum brokerage amounts to such broker-dealer, if, and only if, the Advisor (or any sub-advisor) determines in good faith that such arrangement was reasonable - viewed in terms of that particular transaction or terms of the overall responsibilities of the Advisor (or sub-advisor) to a Fund.

5.           COMPENSATION OF THE ADVISOR.

(a)           For the services to be rendered by the Advisor as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Advisor compensation at the rate(s) specified in Schedule A, as may be amended from time to time, attached hereto and made a part of this Agreement.  Such compensation shall be paid to the Advisor at the end of each month and calculated by applying a daily rate to the assets of each of the Funds, based on the annual percentage rates as specified in the attached Schedule A. The fee shall be based on the average daily net assets for the month involved.

(b)           Any advisory fees which may be charged by sub-advisors hired by the Advisor are the sole obligation of the Advisor, and not of the Trust.

(c)           If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

(d)           The Advisor may voluntarily or contractually agree to reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may similarly agree to make payments to limit expenses which are the responsibility of the Trust under this Agreement.  Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.  Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily.  Any fee withheld shall be voluntarily reduced and any Fund expense paid by the Advisor voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the Fund to the Advisor in the first, second, or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction, or payment to the extent permitted by applicable law if the aggregate expenses for the next succeeding fiscal year, second fiscal year or third succeeding fiscal year do not exceed any limitation to which the Advisor has agreed.

6.           EXCESS EXPENSES.

If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Advisor, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Advisor shall bear such excess cost.

However, the Advisor will not bear expenses of the Trust or any Fund which would result in the Trust’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.  Payment of expenses by the Advisor pursuant to this Section 6 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Advisor’s fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Advisor’s services.

7.           REPORTS.

The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.  The Advisor further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-advisor as the Trust may reasonably request.

8.           STATUS OF THE ADVISOR.

The services of the Advisor to the Trust are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.  To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Advisor to be suitable for two or more accounts managed by the Advisor, the available securities or investments may be allocated in a manner believed by the Advisor to be equitable to each account.  It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

9.           [RESERVED FOR NAME LICENSING PROVISION].

10.           CERTAIN RECORDS.

The Advisor shall maintain, and cause any sub-advisors to maintain, books and records with respect to the Advisor’s and the sub-advisor’s respective services to the Funds in accordance with good practice, applicable federal and state securities laws, and such instructions as may be provided to it by the Trust from time to time.

11.           LIMITATION OF LIABILITY OF THE ADVISOR.

The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder.  The Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.  (As used in this Section 11, the term “Advisor” shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

12.           PERMISSIBLE INTERESTS.

Trustees, agents, and shareholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Advisor are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law.  All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s Prospectus as required by law.  In addition, brokerage transactions for the Trust may be effected through affiliates of the Advisor or any sub-advisor if approved by the Board of Trustees, subject to the rules and regulations of the U.S. Securities and Exchange Commission.

13.           DURATION AND TERMINATION.

This Agreement, unless sooner terminated as provided herein, shall for each Fund listed on Schedule A attached hereto remain in effect from the date of execution or, if later, the date approved by the Fund’s shareholders (the “Effective Date.”), for an initial term of two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.  The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

No amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act (currently, by the vote of a majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act (unless shareholder approval of the amendment would not be required to be consistent with SEC interpretations of Section 15 of the 1940 Act), and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval).

This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Trust.  This Agreement will automatically and immediately terminate in the event of its assignment.

This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

As used in this Section 13, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the U.S. Securities and Exchange Commission.

14.           GOVERNING LAW.

This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

15.           NOTICE.

Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Advisor at:
Genworth Financial Wealth Management, Inc.
2300 Contra Costa Blvd., Suite 600
Pleasant Hill, CA 94523-3967
Attn:  Carrie E. Hansen

To the Trust at:
GPS Funds I
c/o Genworth Financial Wealth Management, Inc.
2300 Contra Costa Blvd., Suite 600
Pleasant Hill, CA 94523-3967
Attn:  Carrie E. Hansen

16.           SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17.           ENTIRE AGREEMENT.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Certificate of Trust of the Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No series of the Trust shall be liable for the obligations of any other series of the Trust.  Without limiting the generality of the foregoing, the Advisor shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the U.S. Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

GENWORTH FINANCIAL WEALTH                                                     GPS FUNDS I
MANAGEMENT, INC.

By:                                                                                                   By:

Attest:                                                                                            Attest:

Name & Title:                                                                                Name & Title:

Schedule A
to the
Investment Advisory Agreement
between
GPS Funds I and Genworth Financial Wealth Management, Inc.

Pursuant to Section 5 of the Investment Advisory Agreement, the Trust shall cause each Fund to pay the Advisor compensation at an annual rate as follows:

Fund	Management Fee (as a percentage of average daily net assets)	Original Effective Date	Initial Renewal Deadline
GuideMarkSM Large Cap Growth Fund	0.70%	[August 1, 2013]	[July 31, 2015]
GuideMarkSM Large Cap Value Fund	0.70%	[August 1, 2013]	[July 31, 2015]
GuideMarkSM Small/Mid Cap Core Fund	0.75%	[August 1, 2013]	[July 31, 2015]
GuideMarkSM World Ex-US Fund	0.70%	[August 1, 2013]	[July 31, 2015]
GuideMarkSM Opportunistic Equity Fund	0.80%	[August 1, 2013]	[July 31, 2015]
GuideMarkSM Core Fixed Income Fund	0.50%	[August 1, 2013]	[July 31, 2015]
GuideMarkSM Tax-Exempt Fixed Income Fund	0.50%	[August 1, 2013]	[July 31, 2015]

GPS FUNDS II

FORM OF INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made as of this [__] day of [______], 2013, by and between GPS Funds II, a Delaware statutory trust (the “Trust”), and Genworth Financial Wealth Management, Inc., a California corporation (the “Advisor”).

      WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to create, and currently consists of, separate series of shares, each representing interests in a separate mutual fund managed according to its own investment objectives and policies;

      WHEREAS, the Advisor is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and served as the investment adviser to the series of the Trust under an Investment Advisory Agreement dated April 1, 2011, as amended on September 1, 2012 (the “Old Agreement”);

      WHEREAS, in connection with a change in ownership of the Advisor effective on the date first written above, the Old Agreement terminated automatically as required under the 1940 Act; and

      WHEREAS, the Board of Trustees and shareholders of the Trust have each approved this Agreement to replace the Old Agreement, and the parties hereto desire to enter into this Agreement so that the Advisor may continue to provide investment advisory services with respect to the series listed on Schedule A, as may be amended from time to time, attached hereto and made a part of this Agreement (each a “Fund” and collectively the “Funds”).

      NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree as follows:

1.           DUTIES OF THE TRUST.

(a)           The Trust, except as otherwise provided in this Agreement, is responsible for conducting its own business and affairs and all necessary and incidental expenses and salaries including, but not limited to, the costs incurred in: the maintenance of its corporate existence; maintenance of its status as a registered investment company under the 1940 Act and as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates (if any), preparation and filing of such forms as may be required by the various jurisdictions in which the Trust’s shares may be sold; preparation, printing and mailing of reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions and other transaction charges; custodian fees; administration fees and related expenses; legal and accounting fees; taxes, and state and federal registration fees.

                (b)           In the conduct of the respective businesses of the parties and in the performance of this Agreement, the Trust and the Advisor may share facilities common to each, with appropriate proration of expenses between them.

(c)           To the extent the Advisor incurs any costs by assuming expenses that are an obligation of the Trust as set forth herein, the Trust shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses.  To the extent the services (other than services contemplated under this Agreement) for which the Trust is obligated to pay are performed by the Advisor, the Advisor shall be entitled to appropriate payment from the Trust, subject to supervision of such arrangements by the Trust’s Board of Trustees.

2.           DUTIES OF THE ADVISOR.

(a)           The Trust employs the Advisor generally to manage the investment and reinvestment of the assets of the Funds.  In so doing, the Advisor may hire one or more sub-advisors for each Fund to carry out the investment program of the Fund(s) (subject to the approval of the Trust’s Board of Trustees and (except as otherwise permitted under the terms of any exemptive relief obtained by the Trust and/or Advisor from the U.S. Securities and Exchange Commission (“SEC”), or by rule or regulation) a majority of the outstanding voting securities of any affected Fund(s)). To the extent that the Advisor does hire any sub-advisor, the Advisor will thereafter continuously review, supervise and (where appropriate) administer the investment program of the Fund(s).

(b)           The Advisor will provide, or direct any sub-advisor to provide, to the Trust and any appropriate Trust service provider, records concerning the Advisor’s and sub-advisor(s)’ activities which the Trust is required to maintain, and to render regular reports to the Trust’s officers and Trustees concerning the Advisor’s and sub-advisor(s)’ performance of the foregoing responsibilities.  The retention of a sub-advisor by the Advisor shall not relieve the Advisor of its responsibilities under this Agreement.

(c)           The Advisor shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust’s prospectus(es) and statement(s) of additional information, as amended from time to time (referred to collectively as the “Prospectus”), and applicable laws and regulations.  The Trust will furnish the Advisor from time to time with copies of all amendments or supplements to the Prospectus, if any.

(d)           The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.  The Advisor will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

3.           DELIVERY OF DOCUMENTS.

(a)           The Trust has furnished the Advisor with properly certified or authenticated copies of each of the following and will furnish any amendments and restatements as they are effected:

(i)
The Trust’s Certificate of Trust, as filed with the Secretary of State of Delaware, and its Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);;

(ii)	The By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(iii)	The Prospectus(es) of the Fund(s).

(b)           The Advisor has furnished to the Trust, a copy of its Form ADV as filed with the SEC, and will furnish any amendment thereto as it may be effected.

4.           OTHER COVENANTS.  The Advisor agrees that it:

(a)           will comply with all applicable rules and regulations of the SEC and, in addition, will conduct its activities under this Agreement in accordance with all other applicable law and regulations;

(b)           will place, or will cause each sub-advisor to place, orders pursuant to the sub-advisor’s investment determinations for the Fund either directly with the issuer or with any broker or dealer.  In executing portfolio transactions and selecting brokers or dealers, the Advisor will, or will cause the sub-advisors, to use its/their best efforts to seek on behalf of a Fund the best overall terms available.  In assessing the best overall terms available for any transaction, the Advisor (or any sub-advisor) shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Advisor (or any sub-advisor) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a Fund and/or other accounts over which the Advisor or an affiliate of the Advisor may exercise investment discretion.  The Advisor (or any sub-advisor) is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction only if the Advisor or sub-advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or terms of the overall responsibilities of the Advisor to a Fund.  In no instance, however, will any Fund’s securities be purchased from or sold to the Advisor, any sub-advisor engaged with respect to that Fund, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Advisor, any sub-advisor or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC, 1940 Act or the rules thereunder.  The Advisor (and any sub-advisor) is also authorized to enter into brokerage/service arrangements with broker-dealers whereby certain broker-dealers agree to pay all or a portion of a Fund’s custodian, administrative, transfer agency, and/or other fees in exchange for such Fund directing certain minimum brokerage amounts to such broker-dealer, if, and only if, the Advisor (or any sub-advisor) determines in good faith that such arrangement was reasonable viewed in terms of that particular transaction or terms of the overall responsibilities of the Advisor (or sub-advisor) to a Fund.

5.           COMPENSATION OF THE ADVISOR.

(a)           For the services to be rendered by the Advisor to each Fund as provided in Sections 1 and 2 of this Agreement, the Trust shall cause each Fund to pay to the Advisor compensation at the rate(s) specified in Schedule A, as may be amended from time to time, attached hereto and made a part of this Agreement.  Such compensation shall be paid to the Advisor at the end of each month and calculated by applying a daily rate to the assets of each of the Funds, based on the annual percentage rates as specified in the attached Schedule A. The fee shall be based on the average daily net assets for the month involved.

(b)           Any advisory fees which may be charged by sub-advisors hired by the Advisor are the sole obligation of the Advisor, and not of the Trust.

(c)           If this Agreement is terminated prior to the end of any calendar month, the advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

(d)           The Advisor may voluntarily or contractually agree to reduce any portion of the compensation or reimbursement of expenses due to the Advisor pursuant to this Agreement and may similarly agree to make payments to limit expenses which are the responsibility of the Trust under this Agreement.  Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.  Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily. Any advisory fee voluntarily or contractually reduced and any Fund expense paid by the Advisor voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the Fund to the Advisor, to the extent permitted by applicable law, during the three years following the time at which the Advisor waived fees or assumed expenses for the Fund under this Agreement.

6.           EXCESS EXPENSES.

If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Advisor, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares are qualified for offer and sale, the Advisor shall bear such excess cost.

However, the Advisor will not bear expenses of the Trust or any Fund which would result in the Trust’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.  Payment of expenses by the Advisor pursuant to this Section 6 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Advisor’s fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Advisor’s services.

7.           REPORTS.

The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.  The Advisor further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-advisor as the Trust may reasonably request.

8.           STATUS OF THE ADVISOR.

The services of the Advisor to the Trust are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.  To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Advisor to be suitable for two or more accounts managed by the Advisor, the available securities or investments may be allocated in a manner believed by the Advisor to be equitable to each account.  It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

9.           CERTAIN RECORDS.

The Advisor shall maintain, and cause any sub-advisors to maintain, books and records with respect to the Advisor’s and the sub-advisors’ respective services to the Funds in accordance with good practice, applicable federal and state securities laws, and such instructions as may be provided to it by the Trust from time to time.

10.         LIMITATION OF LIABILITY OF THE ADVISOR.

The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder.  The Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.  (As used in this Section 11, the term “Advisor” shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

11.         PERMISSIBLE INTERESTS.

Trustees, agents, and shareholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Advisor are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law.  All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s Prospectus as required by law.  In addition, brokerage transactions for the Trust may be effected through affiliates of the Advisor or any sub-advisor, if effected pursuant to procedures approved by the Board of Trustees, subject to the rules and regulations of the SEC.

12.           DURATION AND TERMINATION.

This Agreement, unless sooner terminated as provided herein, shall for each Fund listed on Schedule A attached hereto become effective on the date listed therein or, if later, the date the agreement was approved by both: (a) the vote of a majority of those Trustees of the Trust who are not parties to such agreement or interested persons of any such party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval; and (b) the vote of a majority of the outstanding voting securities of such Fund (the “Effective Date”), for an initial term of two years from the Effective Date.  Thereafter, the Agreement shall continue in effect for each Fund for subsequent periods of one year so long as each such continuance is specifically approved at least annually: (a) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.  The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

No amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act (currently, by the vote of a majority of the outstanding voting securities of the Fund as prescribed by the 1940 Act (unless shareholder approval of the amendment would not be required based upon relevant SEC interpretations of Section 15 of the 1940 Act), and by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval).

This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Trust.  This Agreement will automatically and immediately terminate in the event of its assignment.

This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

As used in this Section 13, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

13.         GOVERNING LAW.

This Agreement shall be governed by the internal laws of the State of Delaware without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.         NOTICE.

Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Advisor at:

Gurinder S. Ahluwalia
Genworth Financial Wealth Management, Inc.
2300 Contra Costa Boulevard, Suite 600
Pleasant Hill, CA 94523

To the Trust at:

Carrie E. Hansen
GPS Funds II
c/o Genworth Financial Wealth Management, Inc.
2300 Contra Costa Boulevard, Suite 600
Pleasant Hill, CA 94523

15.         SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.         ENTIRE AGREEMENT.

This Agreement embodies the entire agreement and understanding relating to this Agreement’s subject matter between the parties hereto, and supersedes all such prior agreements and understandings.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Certificate of Trust of the Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No series of the Trust shall be liable for the obligations of any other series of the Trust.  Without limiting the generality of the foregoing, the Advisor shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

GENWORTH FINANCIAL WEALTH                                                      GPS FUNDS I
MANAGEMENT, INC.

By:                                                                                                   By:

Attest:                                                                                            Attest:

Name & Title:                                                                                Name & Title:

Schedule A
to the
Investment Advisory Agreement
between
GPS Funds II
and
Genworth Financial Wealth Management, Inc.

Pursuant to Section 5 of the Investment Advisory Agreement, the Trust shall cause each Fund to pay the Advisor compensation at an annual rate as follows:

Fund:	Compensation (as a percentage of daily net assets):	Effective Date	Initial Renewal Deadline
GuidePath Strategic Asset Allocation Fund	0.250%	[August 1, 2013]	[July 31, 2015]
GuidePath Tactical Constrained Asset Allocation Fund	0.250%	[August 1, 2013]	[July 31, 2015]
GuidePath Tactical Unconstrained Asset Allocation Fund	0.350%	[August 1, 2013]	[July 31, 2015]
GuidePath Absolute Return Asset Allocation Fund	0.350%	[August 1, 2013]	[July 31, 2015]
GuideMark Opportunistic Fixed Income Fund	0.700%	[August 1, 2013]	[July 31, 2015]
GuideMark Global Real Return Fund	0.650%	[August 1, 2013]	[July 31, 2015]
GuidePath Multi-Asset Income Asset Allocation Fund	0.350%	[August 1, 2013]	[July 31, 2015]
GuidePath Altegris Multi-Strategy Alternative Allocation Fund	0.150%	[August 1, 2013]	[July 31, 2015]
GuidePath Fixed Income Allocation Fund	0.250%	[August 1, 2013]	[July 31, 2015]

GENWORTH FINANCIAL CONTRA FUND

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [__] day of [____], 2013, by and between Genworth Financial Asset Management Funds, a Delaware statutory trust (the “Trust”), on behalf of its Genworth Financial Contra Fund series (the “Fund”) and Genworth Financial Wealth Management, Inc., a California corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities;

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and served as the investment adviser to the Fund under an Investment Advisory Agreement dated January 30, 2006 (the “Old Agreement”);

    WHEREAS, in connection with a change in ownership of the Adviser effective on the date first written above, the Old Agreement terminated automatically as required under the 1940 Act; and

WHEREAS, the Board of Trustees and shareholders of the Trust have each approved this Agreement to replace the Old Agreement, and the parties hereto desire to enter into this Agreement so that the Adviser may continue to provide investment advisory services with respect to the Fund.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

Section 1. Investment Description: Appointment

The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in the Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended) dated September 8, 2005 (the “Declaration”), in the prospectus (the “Prospectus”) and in the statement of additional information (the “Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s Registration Statement on Form N-1A, as amended from time to time and in the manner and to the extent as may from time to time be approved in the manner set forth in the Declaration. Copies of the Trust’s Prospectus, the Statement of Additional Information and the Declaration have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as the Fund’s investment advisor. The Adviser accepts the appointment and agrees to furnish the services described in Section 2 of this Agreement for the compensation set forth in Section 6 of this Agreement.

Section 2. Services as Adviser; Appointment of Sub-advisers

Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will:

(a)       act in conformity with the Declaration, the Investment Company Act, and the Advisers Act;

       (b)       manage the Fund’s assets in accordance with the Fund’s investment objective and policies as stated in the Prospectus and Statement of Additional Information;

(c)       make investment decisions for the Fund;

(d)       place purchase and sale orders for securities on behalf of the Fund;

(e)       exercise voting rights in respect of portfolio securities and other investments for the Fund; and

                       (f)           monitor and evaluate the services provided by the Fund’s investment sub-advisers(s) (the “Sub-adviser(s)”), if any, under the terms of the applicable investment sub-advisory agreement(s).

In providing these services, the Adviser will provide investment research and supervision of the Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

Subject to the approval of the Trustees of the Trust and, if required by law, the Fund’s shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. Notwithstanding the foregoing, the Adviser may in its sole discretion choose not to employ any sub-adviser(s), and may manage the Fund’s assets itself. In the event that a Sub-adviser’s engagement has been terminated, the Adviser likewise may, in its sole discretion, arrange for a successor sub-adviser on terms and conditions acceptable to the Fund and the Trust’s Board of Trustees, or the Adviser may manage the Fund’s assets itself.

Section 3. Brokerage

In executing transactions for the Fund and selecting brokers or dealers, the Sub-adviser(s) will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security or commodity interest, the price of the security or commodity interest, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Sub-adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-adviser or an affiliate exercises investment discretion.

Section 4. Information Provided to the Trust

The Adviser will keep the Trust informed of developments materially affecting the Fund and the Adviser will, on its own initiative, furnish the Trust from time to time whatever information the Adviser believes is appropriate for this purpose.

Section 5. Standard of Care

The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to holders of the Fund’s shares of beneficial interest to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that Fund may have under those laws.

Section 6. Compensation

(a)            In consideration of services rendered pursuant to this Agreement, the Fund will accrue daily and pay monthly a fee to the Adviser at the annual rate of 1.20% of the average daily net assets of the Fund.

(b)           The fee for the period from the commencement of investment operations to the end of the month during which investment operations commence will be prorated according to the proportion that such period bears to the full monthly period, and will be payable that month. Upon any termination of the Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

(c)           For the purpose of determining fees payable to the Adviser under this Agreement, the value of the Fund’s net assets will be computed in the manner described in the Trust’s current Prospectus and/or Statement of Additional Information.

Section 7. Costs and Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it as well as the payment of the fees of the Sub-adviser(s). The Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser or any of its affiliates; fees of any pricing service employed to value shares of the Fund; SEC fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the Fund’s shareholders and of the officers or Trustees of the Trust; and any extraordinary expenses.

The Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Fund is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.

Section 8. Services to Other Companies or Accounts

The Trust understands that the Adviser and the Sub-adviser(s) may act as investment advisers to fiduciary and other managed accounts, including other investment companies, and the Trust has no objection to the Adviser and Sub-adviser(s) so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser or Sub-adviser(s) have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each account or company. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Trust understands and acknowledges that persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of any kind or nature.

Section 9. Term of Agreement

(a)           This agreement will become effective as of  the date first written above (“Effective Date”), and shall continue for an initial term of two years from the Effective Date. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust’s Board of Trustees or (ii) a vote of a “majority” of the Fund’s outstanding voting securities (as defined in the Investment Company Act), provided that in either event the continuance is also approved by a majority of Trustees who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)           This Agreement is terminable, without penalty, on 60 days’ written notice, by the Trust’s Trustees or by vote of holders of a majority of the Fund’s outstanding voting securities, or upon 90 days’ written notice, by the Adviser.

(c)           This Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act or in rules adopted under the Investment Company Act).

Section 10. Miscellaneous

(a)           The Trust recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies), and that such other corporations and trusts may include the name “GE” as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. The

Trust agrees that, at the Adviser’s request, the Trust’s license to use “GE” will terminate and that the Trust will take all necessary action to change the name of the Trust to a name that does not include “GE.”

(b)           This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act, the Advisers Act or rules or orders of the SEC.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)           Nothing herein shall be construed as constituting the Adviser as an agent of the Trust.

(f)           This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

Genworth Financial Asset Management Funds
on behalf of Genworth Financial Contra Fund

By:

Attest:

Name:

Title:

Genworth Financial Wealth Management, Inc.

By:

Attest:

Name:

Title:

APPENDIX G — NAME AND ADDRESS OF EACH PARENT COMPANY OF GFWM AND ALTEGRIS

[TO BE INSERTED]

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APPENDIX H — INVESTMENT ADVISORY FEES PAID TO GFWM

The table below sets forth the investment advisory fees paid by each Fund to GFWM for the fiscal year ended March 31, 2013 for all Funds except Genworth Financial Contra Fund and the fiscal year ended September 30, 2012 for Genworth Financial Contra Fund.

Fund Name / Class	Advisory Fee
GuideMarkSM Large Cap Growth Fund	$1,249,893
GuideMarkSM Large Cap Value Fund	$1,318,651
GuideMarkSM Small/Mid Cap Core Fund	$592,024
GuideMarkSM World ex-US Fund	$1,827,904
GuideMarkSM Opportunistic Equity Fund	$1,171,961
GuideMarkSM Core Fixed Income Fund	$2,245,480
GuideMarkSM Tax-Exempt Fixed Income Fund	$404,636
GuideMarkSM Global Real Return Fund	$653,256
GuideMarkSM Opportunistic Fixed Income Fund	$1,820,884
GuidePathSM Strategic Asset Allocation Fund	$486,217
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund	$464,995
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund	$866,360
GuidePathSM Absolute Return Asset Allocation Fund	$1,396,687
GuidePathSM Multi-Asset Income Asset Allocation Fund	$116,937
GuidePathSM Fixed Income Allocation Fund	$315,680
GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund	$32,196
Genworth Financial Contra Fund	$202,183

H-1

APPENDIX I — NAME AND ADDRESS OF EACH SUB-ADVISOR

As of March 31, 2013, the sub-advisors for the Funds, along with their addresses, are as follows:

Fund	Sub-Advisor	Address
GuideMarkSM Large Cap Growth Fund	Wellington Management Company, LLP	280 Congress Street, Boston, Massachusetts 02210
GuideMarkSM Large Cap Value Fund	Barrow, Hanley, Mewhinney & Strauss, LLC	2200 Ross Avenue, 31st Floor, Dallas, Texas 75201
GuideMarkSM Small/Mid Cap Core Fund	Pyramis Global Advisors, LLC	900 Salem Street, Smithfield, Rhode Island 02917
GuideMarkSM World ex-US Fund	Pyramis Global Advisors, LLC	900 Salem Street, Smithfield, Rhode Island 02917
GuideMarkSM Opportunistic Equity Fund	Westfield Capital Management Company, L.P.	One Financial Center, 24th Floor, Boston, Massachusetts 02111
	Diamond Hill Capital Management, Inc.	325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215
	River Road Asset Management, LLC	462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202
GuideMarkSM Core Fixed Income Fund	Wellington Management Company, LLP	280 Congress Street, Boston, Massachusetts 02210
	Barrow, Hanley, Mewhinney & Strauss, LLC	2200 Ross Avenue, 31st Floor, Dallas, Texas 75201
GuideMarkSM Tax-Exempt Fixed Income Fund	Delaware Management Company	2005 Market Street, Philadelphia, Pennsylvania 19103
	Nuveen Asset Management, LLC	333 West Wacker Drive, Chicago, Illinois 60606
GuideMarkSM Global Real Return Fund	SSgA Funds Management, Inc.	State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111
GuideMarkSM Opportunistic Fixed Income Fund	Franklin Advisers, Inc.	One Franklin Parkway, San Mateo, California 94403
	Loomis, Sayles & Co., L.P.	One Financial Center, Boston Massachusetts 02111
	DoubleLine Capital LP	333 S. Grand Avenue, Los Angeles, California 90071
GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund	Altegris Advisors, LLC	1200 Prospect Street, Suite 550 La Jolla, California 92037
Genworth Financial Contra Fund	Credit Suisse Asset Management, LLC	Eleven Madison Avenue, New York, New York 10010

I-1

APPENDIX J — DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF GFWM AND OFFICERS OF BOTH A TRUST AND GFWM

The directors and the principal executive officers of GFWM and their principal occupations during the past two years are as follows.  The principal business address of each is 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, California 94523-3967.

Name	Principal Occupation
Ronald D. Cordes	Co-Chairman & Director
Richard E. Steiny	Co-Chairman & Director
Carrie E. Hansen	Chief Operations Officer
Gurinder S. Ahluwalia	President, Chief Executive Officer & Director
Michael J. Abelson	Senior Vice President – Investments and Product Management
Jessica R. Cataudella	Chief Compliance Officer
Ted F. Angus	General Counsel
Gary G. Zyla	Chief Financial Officer & Director
Amy R. Corbin	Director

The following persons have held the following positions with the Trust and with GFWM during the past two years.

Name	Positions and Offices with GPS I, GPS II or GFAM	Positions and Offices with GFWM
Ronald D. Cordes	GPS I: Chairman & Trustee	Co-Chairman & Director
Carrie E. Hansen	GPS I: President GPS II: President GFAM: President	Chief Operations Officer
Gurinder S. Ahluwalia	GPS II: Trustee GFAM: Chairman & Trustee	President, Chief Executive Officer & Director

J-1

APPENDIX K — FORM OF NEW ALTEGRIS AGREEMENT FOR ALTEGRIS FUND

AGREEMENT made as of the [__] day of [____], 2013, by and between Genworth Financial Wealth Management, Inc. a California corporation (the “Advisor”), and Altegris Advisors, L.L.C. (the “Sub-Advisor”).

WHEREAS, the Advisor and the Sub-Advisor are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services; and

WHEREAS, GPS Funds II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to create, and currently consists of, separate series of shares, each representing interests in a separate mutual fund managed according to its own investment objectives and policies; and

WHEREAS, the Advisor served as investment adviser to the series of the Trust under an Investment Advisory Agreement dated April 1, 2011, as amended on September 1, 2012 (the “Old Advisory Agreement”) and, pursuant to authority contained in the Old Advisory Agreement, retained the Sub-Advisor to assist the Advisor in the provision of a continuous investment program for that portion of one or more of the Trust’s series’ (each a “Fund”) assets that the Advisor assigned to the Sub-Advisor (each an “Altegris Sub-Advised Fund”) pursuant to a Sub-Advisory Agreement dated August 24, 2012  (the "Old Sub-Advisory Agreement"); and

WHEREAS, in connection with a change in ownership of the Advisor effective on the date first written above, the Old Advisory Agreement and the Old Sub-Advisory Agreement each terminated automatically as required under the 1940 Act; and

WHEREAS, the Board of Trustees and shareholders of the Trust have each approved a new Advisory Agreement with the Advisor effective as of the date first written above to replace the Old Advisory Agreement and also approved this Agreement to replace the Old Sub-Advisory Agreement, and the parties hereto desire to enter into this Agreement so that the Sub-Advisor can continue to assist the Advisor in the provision of a continuous investment program for the Sub-Advisor Assets, subject to the terms and conditions set forth in this Agreement. The parties recognize that the Advisor, or a separate sub-advisor hired by the Advisor, will be responsible for implementing each Altegris Sub-Advised Fund’s investment strategy and effecting related securities transactions.

NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree and promise as follows:

1.           Appointment as Sub-Advisor.  The Advisor hereby appoints the Sub-Advisor to act as investment adviser for and to provide investment advice regarding the management of each Altegris Sub-Advised Fund, subject to the supervision of the Advisor and the Board of Trustees of the Trust, and subject to the terms of this Agreement; and the Sub-Advisor hereby accepts such appointment.  In such capacity, the Sub-Advisor shall be responsible for providing investment advice regarding the management of each Altegris Sub-Advised Fund consistent with the Altegris Sub-Advised Fund’s investment policies as described in the prospectus and statement of additional information as currently in effect and as amended from time to time (collectively referred to as the “Prospectus”) and any investment guidelines provided to the Sub-Advisor by the Advisor.  The Sub-Advisor agrees to exercise the same degree of skill, care and diligence in performing its services under this Agreement as the Sub-Advisor exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Advisor has investment responsibilities, and that a prudent manager would exercise under the circumstances.

                  2.           Duties of the Sub-Advisor.

(a)           Investments.  The Sub-Advisor is hereby authorized and directed and hereby agrees, subject to the stated investment objectives, policies and restrictions of each Altegris Sub-Advised Fund as set forth in such Fund’s Prospectus and subject to the directions of the Advisor and the Trust’s Board of Trustees, to provide investment advice necessary for the Advisor, or any duly appointed sub-advisor, to purchase, hold and sell investments for each Altegris Sub-Advised Fund and to monitor such investments on a continuous basis.  In providing these services, the Sub-Advisor will provide investment advice necessary to conduct an ongoing program of investment, evaluation and, if appropriate, sale and reinvestment of each Altegris Sub-Advised Fund’s assets.

The Advisor agrees to provide the Sub-Advisor information concerning: (i) each Altegris Sub-Advised Fund; (ii) its assets available or to become available for investment; and (iii) the conditions of a Fund’s or the Trust’s affairs as relevant to the Sub-Advisor.

 (b)           Compliance with Applicable Laws, Governing Documents and Compliance Procedures.  In the performance of its duties and obligations under this Agreement, the Sub-Advisor shall, with respect to the services to be performed hereunder, (i) act in conformity with: (A) the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws; (B) the Prospectus; (C) the policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Advisor (together, the “Trust Compliance Procedures”); and (D) the instructions and directions received in writing from the Advisor or the Trustees of the Trust; and (ii) conform to, and comply with, the requirements of the 1940 Act, the Advisers Act, and all other federal laws applicable to registered investment companies and the Sub-Advisor’s duties under this Agreement.  The Advisor will provide the Sub-Advisor with any materials or information that the Sub-Advisor may reasonably request to enable it to perform its duties and obligations under this Agreement.

The Advisor will provide the Sub-Advisor with reasonable (30 days) advance notice, in writing, of: (i) any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus; (ii) any change to the Declaration of Trust or By-Laws; and (iii) any material change in the Trust Compliance Procedures; and the Sub-Advisor, in the performance of its duties and obligations under this Agreement, shall provide investment advice with regard to each Altegris Sub-Advised Fund consistently with such changes, provided the Sub-Advisor has received such prior notice of the effectiveness of such changes from the Trust or the Advisor.  In addition to such notice, the Advisor shall provide to the Sub-Advisor a copy of a modified Prospectus and copies of the revised Trust Compliance Procedures, as applicable, reflecting such changes.  The Sub-Advisor hereby agrees to provide to the Advisor in a timely manner, in writing, such information relating to the Sub-Advisor and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust’s registration statement on Form N-1A, or otherwise as reasonably requested by the Advisor.

In order to assist the Trust and the Trust’s Chief Compliance Officer (the “Trust CCO”) to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Advisor shall provide to the Trust CCO:  (i) direct access to the Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”), as reasonably requested by the Trust CCO; (ii) a completed quarterly informational questionnaire regarding the Sub-Advisor’s compliance program and participation in a quarterly telephone call with the Trust CCO to discuss the responses on the questionnaire; (iii) quarterly reports confirming that the Sub-Advisor has complied with the Trust Compliance Procedures in managing each Altegris Sub-Advised Fund; and (iv) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Trust Compliance Procedures that related to the Sub-Advisor’s management of an Altegris Sub-Advised Fund.

(c)           Sub-Advisor Compliance Policies and Procedures.  The Sub-Advisor shall promptly provide the Trust CCO with copies of:  (i) the Sub-Advisor’s policies and procedures for compliance by the Sub-Advisor with the Federal Securities Laws (together, the “Sub-Advisor Compliance Procedures”), and (ii) any material changes to the Sub-Advisor Compliance Procedures.  The Sub-Advisor shall cooperate fully with the Trust CCO so as to facilitate the Trust CCO’s performance of the Trust CCO’s responsibilities under Rule 38a-1 to review, evaluate and report to the Trust’s Board of Trustees on the operation of the Sub-Advisor Compliance Procedures, and shall promptly report to the Trust CCO any Material Compliance Matter arising under the Sub-

Advisor Compliance Procedures involving an Altegris Sub-Advised Fund.  The Sub-Advisor shall provide to the Trust CCO:  (i) quarterly reports confirming the Sub-Advisor’s compliance with the Sub-Advisor Compliance Procedures in managing an Altegris Sub-Advised Fund, and (ii) certifications indicating whether there were Material Compliance Matters involving the Sub-Advisor that arose under the Sub-Advisor Compliance Procedures that affected the Altegris Sub-Advised Fund.  At least annually, the Sub-Advisor shall provide a certification to the Trust CCO confirming that the Sub-Advisor has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Advisor with the Federal Securities Laws.

(d)           Voting of Proxies.  Unless otherwise instructed by the Advisor or the Trust, the Sub-Advisor shall not have the power, discretion or responsibility to vote, either in person or by proxy, securities in which an Altegris Sub-Advised Fund may be invested from time to time.

(e)           Agent.  Subject to any other written instructions of the Advisor or the Trust, the Sub-Advisor is hereby appointed the Advisor’s and the Trust’s agent and attorney-in-fact for the limited purposes of communicating investment advice regarding an Altegris Sub-Advised Fund to any sub-advisor, broker, dealer, counterparty or other person in connection with the management of an Altegris Sub-Advised Fund.

(f)           Brokerage.  The Sub-Advisor will not have discretion or authority to place orders for securities transactions for an Altegris Sub-Advised Fund.  Instead, the Advisor or a separate sub-advisor will exercise such brokerage discretion and will perform the brokerage and trading activity necessary to implement the Altegris Sub-Advised Fund’s investment strategy.  The Sub-Advisor will use its best efforts to cooperate with the Advisor or other sub-advisor in support of their efforts to implement the Altegris Sub-Advised Fund’s investment strategy, including engaging in discussions, as appropriate, regarding the investment and reinvestment of the assets in the Fund’s portfolio and the related trading strategies.  The Sub-Advisor will report the Sub-Advised Fund’s assets as “Non-Discretionary” for purposes of regulatory filings (ADV, 13F, 13H, etc.)

(g)           Confidentiality of Securities Transactions.  With respect to each Altegris Sub-Advised Fund, the Sub-Advisor agrees that it shall not consult with any sub-advisor of another Fund regarding the securities transactions that are or may be effected for such Fund.

The Sub-Advisor hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust’s portfolio holdings to any person or entity other than the Advisor, the Trust’s custodian, or other persons expressly designated by the Advisor.

(h)           Code of Ethics.  The Sub-Advisor hereby represents that it has adopted policies and procedures and a code of ethics that meet the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.  Copies of such policies and procedures and code of ethics and any changes or supplements thereto shall be delivered to the Advisor and the Trust, and any material violation of such policies, and procedures and code of ethics by personnel of the Sub-Advisor, the sanctions imposed in response thereto, and any issues arising under such policies, and procedures and code of ethics shall be reported to the Advisor and the Trust at the times and in the format reasonably requested by the Advisor or the Board of Trustees.

(i)           Books and Records.  The Sub-Advisor shall maintain separate detailed records of all matters pertaining to each Altegris Sub-Advised Fund, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Advisor on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request.  The Sub-Advisor further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

(j)           Information Concerning Altegris Sub-Advised Funds and the Sub-Advisor.  From time to time as the Advisor, and any consultants designated by the Advisor, or the Trust may request, the Sub-Advisor will furnish the requesting party reports on portfolio transactions and reports on an Altegris Sub-Advised Fund, all in such detail as the Advisor, its consultant(s) or the Trust may reasonably request.  The Sub-Advisor will not be required to breach its duty of confidentiality to the Advisor, the Fund or the Trust as outlined above at Paragraph (g)

with regards to unaffiliated third parties.  The Sub-Advisor will provide the Advisor with information (including information that is required to be disclosed in the Prospectus) with respect to the portfolio managers responsible for each Altegris Sub-Advised Fund, any changes in the portfolio managers responsible an Altegris Sub-Advised Fund, any changes in the ownership or management of the Sub-Advisor, or of material changes in the control of the Sub-Advisor.  The Sub-Advisor will promptly notify the Advisor of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.  Upon reasonable request, the Sub-Advisor will make available its officers and employees to meet with the Trust’s Board of Trustees to review an Altegris Sub-Advised Fund.

(k)           Valuation of Altegris Sub-Advised Fund Assets.  The Sub-Advisor agrees to monitor assets of each Altegris Sub-Advised Fund and to notify the Advisor or its designee on any day that the Sub-Advisor determines that a significant event has occurred with respect to one or more securities held in an Altegris Sub-Advised Fund.  As requested by the Advisor or the Trust’s Valuation Committee, the Sub-Advisor hereby agrees to provide additional assistance to the Valuation Committee of the Trust, the Advisor and the Trust’s pricing agents in valuing the investments held in the Altegris Sub-Advised Fund’s portfolio.  Such assistance may include fair value pricing of portfolio securities, as requested by the Advisor.  The Sub-Advisor agrees that it will act, at all times, in accordance with the Trust’s procedures for valuing portfolio securities, and will provide such certifications or sub-certifications relating to its compliance with the Trust’s procedures for valuing portfolio securities as reasonably may be requested, from time to time, by the Advisor or the Trust.

The Sub-Advisor also will provide such information or perform such additional acts as are customarily performed by a Sub-Advisor and may be required for a Fund or the Advisor to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act of 1933, as amended (the “1933 Act”) and any rule or regulation thereunder.

(l)           Regulatory Examinations.  The Sub-Advisor will cooperate promptly and fully with the Advisor and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Fund or the Advisor brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the SEC).

3.           Independent Contractor.  In the performance of its duties hereunder, the Sub-Advisor is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Advisor in any way or otherwise be deemed an agent of a Fund, the Trust or the Advisor.

4.           Services to Other Clients.  Nothing herein contained shall limit the freedom of the Sub-Advisor or any affiliated person of the Sub-Advisor to render investment advisory, supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.  It is understood that the Sub-Advisor may give advice and take action for its other clients that may differ from advice given, or the timing or nature of action taken, for a Fund.

5.           Expenses.  During the term of this Agreement, the Sub-Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund.  The Sub-Advisor, at its sole expense, shall employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Advisor, as the case may be, shall reimburse the Sub-Advisor for any expenses as may be reasonably incurred by the Sub-Advisor, at the request of and on behalf of a Fund or the Advisor. The Sub-Advisor shall keep and supply to the Trust and the Advisor reasonable records of all such expenses.

6.           Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Advisor will not be entitled to a fee.

                7.           Representations and Warranties of the Sub-Advisor.  The Sub-Advisor represents and warrants to the Advisor and the Trust as follows:

(a)           The Sub-Advisor is registered as an investment adviser under the Advisers Act;

(b)           The Sub-Advisor is a limited liability company duly organized and validly existing under the laws of the state of Delaware, with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)           The execution, delivery and performance by the Sub-Advisor of this Agreement are within the Sub-Advisor’s powers and have been duly authorized by all necessary action on the part of its members and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Advisor for the execution, delivery and performance by the Sub-Advisor of this Agreement, and the execution, delivery and performance by the Sub-Advisor of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) the Sub-Advisor’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Advisor; and

(d)           The Form ADV of the Sub-Advisor previously provided to the Advisor is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.  The Sub-Advisor will promptly provide the Advisor and the Trust with a complete copy of all subsequent amendments to its Form ADV.

                 8.           Representations and Warranties of the Advisor.  The Advisor represents and warrants to the Sub-Advisor and the Trust as follows:

(a)           The Advisor is registered as an investment adviser under the Advisers Act;

(b)           The Advisor is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)           The execution, delivery and performance by the Advisor of this Agreement are within the Advisor’s powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Advisor for the execution, delivery and performance by the Advisor of this Agreement, and the execution, delivery and performance by the Advisor of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) the Advisor’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Advisor;

(d)           The Advisor acknowledges that it received a copy of the Sub-Advisor’s Form ADV prior to the execution of this Agreement;

(e)           The Advisor and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Advisor to enter into this Agreement;

(f)           The Form ADV of the Advisor previously provided by the Advisor to the Sub-Advisor is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.  The Advisor will promptly provide the Sub-Advisor with a complete copy of all subsequent amendments to its Form ADV.

                  9.           Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Sub-Advisor and the Advisor pursuant to Sections 7 and 8, respectively, of this Agreement shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10.           Liability and Indemnification.

(a)           Liability.  The duties of the Sub-Advisor shall be confined to those expressly set forth herein, with respect to the Altegris Sub-Advised Funds.  The Sub-Advisor shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law that cannot be waived or modified hereby.

(b)           Indemnification.  The Sub-Advisor shall indemnify the Advisor, the Trust and each Fund, and their respective affiliates and controlling persons (the “Sub-Advisor Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which the Advisor, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Advisor’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties hereunder;  provided, however, that the Sub-Advisor Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a direct result of the Advisor’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties hereunder, or violation of applicable law.

Notwithstanding any other provision in this Agreement, the Sub-Advisor will indemnify the Advisor, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Sub-Advisor concerning the Sub-Advisor’s composite account data or historical performance information on similarly managed investment companies or accounts, except that the Advisor, the Trust and each Fund and their respective affiliates and controlling persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers, or for their failure to conduct reasonable due diligence with respect to such information.

The Advisor shall indemnify the Sub-Advisor, its affiliates and its controlling persons (the “Advisor Indemnified Persons”), for any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Advisor’s breach of this Agreement, or its representations and warranties herein, or as a result of the Advisor’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder, or violation of applicable law; provided, however, that the Advisor Indemnified Persons shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Advisor’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties hereunder.

11.           Duration and Termination.

(a)           Duration.  This Agreement, unless sooner terminated as provided herein, shall, for the Altegris Sub-Advised Fund(s) listed on Exhibit A attached hereto, remain in effect from the later of the date of execution or Board approval as required under the 1940 Act (the “Effective Date.”) for an initial term of two years, and thereafter, for periods of one year, so long as such continuance thereafter is specifically approved at least annually: (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)           Termination.  This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by:  (i) the vote of a majority of the Trustees of the Trust, the vote of a majority of the outstanding voting securities of the Fund, or the Advisor; or (ii) the Sub-Advisor, on not less than 60 days written notice to the Advisor and the Trust.  This Agreement may also be terminated as to any Fund at any time by any party hereto immediately upon written notice to the other parties in the event of a breach of any material provision of this Agreement by any of the parties.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive order issued by the SEC, or SEC no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement.  In the event that there is a proposed change in control of the Sub-Advisor that would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, the Sub-Advisor agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Trust, to approve continuation of this Agreement.  Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

12.           Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees, and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval.  In addition, any such amendment shall be approved by a vote of the majority of the Fund’s outstanding voting securities, unless shareholder approval is not required by applicable law or regulation, by exemptive relief granted by the SEC, or by a No-Action position of the SEC staff.

13.           Confidentiality.  Any information or recommendations supplied by either the Advisor or the Sub-Advisor, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including portfolio holdings of the Trust, financial information or other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence.  Except as may be required by applicable law or rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the custodian, and such persons as the Advisor may designate in connection with each Altegris Sub-Advised Fund.  Nothing in this Agreement shall be construed to prevent the Sub-Advisor from giving other entities investment advice.

14.           Use of Sub-Advisor’s Name.  During the term of this Agreement, the Advisor shall have permission to use the Sub-Advisor’s name in the name of, and in the marketing of, the Fund, and agrees to furnish the Sub-Advisor, upon request, at its principal office all marketing materials, prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Advisor in any way.

15.           Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

(a)          If to the Advisor:
Genworth Financial Wealth Management, Inc.
2300 Contra Costa Blvd., Suite 600
Pleasant Hill, CA 94523-3967
Attn: Carrie E. Hansen

                                 (b)          If to the Sub-Advisor:
Altegris Advisors, L.L.C.
1200 Prospect Street, Suite 550
La Jolla, CA 92037
Attn: Chief Compliance Officer

16.           Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.           Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18.           Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19.           Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “affiliates,” “controlling persons” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.           Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISOR:

GENWORTH FINANCIAL WEALTH MANAGEMENT, INC.

By:__________________________________

Attest: _____________________________

Name & Title:__________________________

SUB-ADVISOR:

ALTEGRIS ADVISORS, L.L.C.

By:__________________________________

Attest: _____________________________

Name & Title:__________________________

EXHIBIT A

SUB-ADVISORY AGREEMENT

FEE SCHEDULE

Effective [____], 2013

FUND NAME                                                                                                                                                   COMPENSATION

GuidePath Altegris Multi-Strategy Alternative Allocation Fund                                                            None

K-1

APPENDIX L — PRINCIPAL EXECUTIVE OFFICERS AND MEMBERS OF ALTEGRIS

[TO BE INSERTED]

L-1

APPENDIX M — FORM OF NEW CSAM AGREEMENT FOR CONTRA FUND

THIS AGREEMENT is made as of the [1st] day of [August, 2013], by and between Genworth Financial Wealth Management, Inc., a California corporation (the “Adviser”), in respect of Genworth Financial Asset Management Funds, a Delaware statutory trust (the “Trust”), and its Genworth Financial Contra Fund (the “Fund”), and Credit Suisse Asset Management, LLC, a Delaware limited liability company (“Sub-adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, each of the Adviser and Sub-adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Adviser served as investment adviser to the Fund under an Investment Advisory Agreement dated January 30, 2006 (the “Old Advisory Agreement”) and, pursuant to authority contained in the Old Advisory Agreement, retained the Sub-adviser to render advice and services to the Fund pursuant to a Sub-Advisory Agreement dated January 30, 2006 (the “Old Sub-Advisory Agreement”); and

WHEREAS, in connection with a change in ownership of the Adviser effective on the date first written above, the Old Advisory Agreement and the Old Sub-Advisory Agreement each terminated automatically as required under the 1940 Act; and

WHEREAS, the Board of Trustees and shareholders of the Trust have each approved a new Advisory Agreement with the Adviser effective as of the date first written above to replace the Old Advisory Agreement and also approved this Agreement to replace the Old Sub-Advisory Agreement, and the parties hereto desire to enter into this Agreement so that the Sub-adviser may continue to assist the Adviser in rendering advice and services to the Fund, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.           Investment Description; Appointment.

(a)           The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in the Trust’s Declaration of Trust dated September 8, 2005, as amended from time to time (the “Declaration”), in the prospectus (the “Prospectus”) and in the statement of additional information (the “Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), and in such manner and to such extent as may from time to time be approved by the Trust’s Board of Trustees. Copies of the Prospectus, the Statement of Additional Information and the Declaration have been or will be submitted to the Sub-adviser.

(b)           The Adviser, with the approval of the Trust, hereby appoints the Sub-adviser to act as an investment Sub-adviser to the Fund for the periods and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to furnish the services set forth below for the compensation herein provided.

2.           Services as Sub-Adviser.

(a)           Subject to the supervision and written direction of the Adviser, the Sub-adviser will manage the Fund’s assets (“Assets”) in accordance with: (1) the Declaration, (2) the Investment Company Act, the Advisers Act, all applicable rules and regulations thereunder and all other applicable laws and regulations, (3) the Fund’s investment objective and policies as stated in the Prospectus and Statement of Additional Information, and (4) investment parameters provided in writing by the Adviser from time to time and procedures adopted by the Trust’s Trustees. In connection therewith, the Sub-adviser will:

(i)           provide a continuous investment program for the Assets, including investment research and determining whether to purchase, retain or sell securities and other investments on behalf of the Fund. The Sub-adviser is hereby authorized to execute, or place orders for the execution of, all transactions on behalf of the Fund;

(ii)           assist the Trust’s custodians and accounting agent in determining or confirming, consistent with the procedures and policies stated in the Prospectus and Statement of Additional Information, the value of any portfolio securities or other portfolio assets represented in the Fund for which the custodians and accounting agent seek assistance from or identify for review by the Sub-adviser;

(iii)           monitor the execution of transactions and the settlement and clearance of the Fund’s securities transactions;

(iv)           exercise voting rights in respect of the Fund’s portfolio securities; and

(v)           provide reports to the Trust’s Trustees for consideration at quarterly meetings of the Board on the investment program for the Fund and the issuers and securities represented in the Fund, and furnish the Adviser and the Trust’s Trustees with such periodic and special reports as the Trust or the Adviser may reasonably request.

(b)           In connection with the performance of the services of the Sub-adviser provided for herein, the Sub-adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-adviser shall remain responsible and liable for the performance of its duties hereunder.

3.           Execution of Transactions.

(a)           The Sub-adviser agrees that it will execute transactions for the Fund only through brokers or dealers appearing on a list of brokers and dealers approved by the Adviser. The Sub-adviser may place orders with respect to the Fund with Mutual Management Corp. or its affiliates in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder and other applicable laws and regulations.

(b)           In executing transactions for the Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate.

(c)           In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-adviser or to the Adviser for use on behalf of the Fund and/or other accounts over which the Sub-adviser or Adviser, or an affiliate of either, exercise investment discretion.

(d)           The Sub-adviser will not effect orders for the purchase or sale of securities on behalf of the Fund through brokers or dealers as agents.

(e)           In connection with the purchase and sale of securities for the Fund, the Sub-adviser will provide such information as may be reasonably necessary to enable the Trust’s custodians and administrator to perform their administrative and recordkeeping responsibilities with respect to the Fund.

4.           Information Provided to the Adviser and the Trust; Certain Representations of the Sub-adviser.

(a)           The Sub-adviser agrees that it will make available to the Adviser and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund, including without limitation records relating to trading by employees of the Sub-adviser for their own accounts and on behalf of other clients, to assist the Adviser and the Trust in monitoring compliance with the Investment Company Act and the Advisers Act, as well as other applicable laws and guidelines. The Sub-adviser agrees to cooperate with the Trust and the Adviser and their respective representatives in connection with any such monitoring efforts. The Sub-adviser will furnish the Trust’s Trustees with respect to the Fund such periodic and special reports as the Adviser and the Trustees may reasonably request.

(b)           The Sub-adviser agrees that it will immediately notify the Adviser and the Trust: (i) in the event that the Sub-adviser or any of its affiliates becomes subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment Sub-adviser pursuant to this Agreement, or becomes or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (ii) of a change in the Sub-adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement; (iii) of any reorganization or change in the Sub-adviser, including any change in its ownership or key employees; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-adviser’s managing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objectives, policies and restrictions as stated in the Prospectus or Statement of Additional Information or is otherwise in violation of applicable law.

(c)           The Sub-adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct and contain no material misstatement or omission; and it further agrees to notify the Adviser and the Trust immediately of any material fact known to the Sub-adviser respecting or relating to the Sub-adviser that is not contained in the Prospectus or Statement of Additional Information, or any amendment or supplement thereto, or any statement contained therein that becomes untrue in any material respect.

(d)           The Sub-adviser represents and warrants that it is an investment adviser registered under the Advisers Act and other applicable laws and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-adviser has supplied the Adviser and the Trust copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply the Adviser and the Trust, promptly upon preparation thereof, copies of all amendments or restatements of such document. The Sub-adviser further represents that the statements contained in its Form ADV, as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statement therein not misleading. The Sub-adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form and to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement. The Sub-adviser acknowledges that it is an “investment adviser” to the Fund within the meaning of the Investment Company Act and the Advisers Act.

(e)           The Sub-adviser represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the Investment Company Act and will provide the Trust with any amendments to such Code.

5.           Books and Records.

(a)           In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-adviser hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust copies of any such records upon the Trust’s request. The Sub-adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records required to be maintained by Rule 31a-1 under the Investment Company Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

(b)           The Sub-adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

6.           Proprietary and Confidential Information.

(a)           The Sub-adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund, the Adviser and prior, present or potential shareholders of the Trust and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

(b)           The Sub-adviser represents and warrants that neither it nor any affiliate will use the name of the Trust, the Fund, the Adviser or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Trust or the Adviser, as applicable.

7.           Compensation.

(a)           In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser a fee that is computed daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Fund (the “Fund Advisory Fee”).

(b)           The Fund Advisory Fee for the period from the date of this Agreement becomes effective to the end of the month during which this Agreement becomes effective shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

(c)           For the purpose of determining fees payable to the Sub-adviser, the value of the Fund’s net assets shall be computed at the time and in the manner specified in the Prospectus and/or the Statement of Additional Information.

(d)           The Sub-adviser shall have no right to obtain compensation directly from the Fund or the Trust for services provided hereunder and agrees to look solely to the Adviser for payment of fees due.

8.           Costs and Expenses.

During the term of this Agreement, the Sub-adviser will pay all expenses incurred by it and its staff in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it and the Trust.

9.           Standard of Care.

            The Sub-adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the matter to which this Agreement relates, except that the Sub-adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-adviser with respect to the receipt of compensation for services; provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-adviser against any liability to the Adviser or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-adviser’s reckless disregard of its obligations and duties under this Agreement.

10.           Services to Other Companies or Accounts.

(a)           It is understood that the services of the Sub-adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-adviser to perform its services under this Agreement.

(b)           On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-adviser, the Sub-adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in a manner that is fair and equitable in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-adviser shall provide to the Adviser and the Trust all information reasonably requested by the Adviser and the Trust relating to the decisions made by the Sub-adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-adviser’s other investment advisory clients.

(c)           The Trust and the Adviser understand and acknowledge that the persons employed by the Sub-adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-adviser or any affiliate of the Sub-adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that those activities do not adversely affect the ability of the Sub-adviser to perform its services under this Agreement.

11.           Duration and Termination.

(a)           This Agreement shall become effective on the date first written above and shall continue for an initial term of two years from that date, and thereafter shall continue for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust’s Board of Trustees or (ii) a vote of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act), provided that the continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)           Notwithstanding the foregoing, this Agreement may be terminated, without penalty (i) by the Adviser at any time, upon sixty (60) days’ written notice to the Sub-adviser and the Trust, (ii) at any time by vote of a majority of the Trust’s Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon notice to the Adviser and the Sub-adviser, or (iii) by the Sub-adviser at any time upon sixty (60) days’ written notice to the Adviser and the Trust.

(c)           This Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act and in rules adopted under the Investment Company Act) by any party hereto.

(d)           In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-adviser shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such records by the Sub-adviser.

12.           Amendments.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in accordance with applicable law.

13.           Notices.

All communications hereunder shall be given (a) if to the Sub-adviser, to Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017 (Attention: General Counsel), telephone: 212-875-3500, telecopy: 646-658-0855, and (b) if to the Adviser or the Trust, c/o Genworth Financial Wealth Management, Inc., 2300 Contra Costa Blvd., Suite 600, Pleasant Hill, CA 94523-3967 (Attention:  Carrie E. Hansen), telephone: (925) 521-2244, telecopy: (925) 521-1050.

14.	Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect.

(c)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)           Nothing herein shall be construed as constituting the Sub-adviser as an agent of the Trust or the Adviser.

(e)           This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

GENWORTH FINANCIAL WEALTH MANAGEMENT, INC.

By:

Attest: _____________________________________

Name & Title:  ______________________________

CREDIT SUISSE ASSET MANAGEMENT, LLC

By: _______________________________________

Attest: _____________________________________

Name & Title:  ______________________________

APPENDIX N — PRINCIPAL EXECUTIVE OFFICERS AND MEMBERS OF CSAM

[TO BE INSERTED]

N-1

APPENDIX O — NUMBER OF SHARES OF EACH FUND OUTSTANDING AS OF RECORD DATE

Fund Name / Class	Total Shares Outstanding
GuideMarkSM Large Cap Growth Fund	[_____________]
GuideMarkSM Large Cap Value Fund	[_____________]
GuideMarkSM Small/Mid Cap Core Fund	[_____________]
GuideMarkSM World ex-US Fund	[_____________]
GuideMarkSM Opportunistic Equity Fund	[_____________]
GuideMarkSM Core Fixed Income Fund	[_____________]
GuideMarkSM Tax-Exempt Fixed Income Fund	[_____________]
GuideMarkSM Global Real Return Fund	[_____________]
GuideMarkSM Opportunistic Fixed Income Fund	[_____________]
GuidePathSM Strategic Asset Allocation Fund	[_____________]
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund	[_____________]
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund	[_____________]
GuidePathSM Absolute Return Asset Allocation Fund	[_____________]
GuidePathSM Multi-Asset Income Asset Allocation Fund	[_____________]
GuidePathSM Fixed Income Allocation Fund	[_____________]
GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund	[_____________]
Genworth Financial Contra Fund	[_____________]

O-1

[Genworth Wealth Management Logo]	PROXY CARD	Small barcode here
GuidePath Altegris Multi-Strategy Alternative Allocation Fund PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 10, 2013

The undersigned, revoking prior proxies, hereby appoints Christine E. Villas-Chernak and Starr E. Frohlich, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above-named Fund (the “Fund”) to be held at the principal offices of GPS Funds II, 2300 Contra Costa Blvd., Suite 600, Pleasant Hill, California 94523 on Wednesday, July 10, 2013 at [___] [_].m., Pacific time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appears on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE                                                                DATE

SIGNATURE (if held jointly)                                     DATE

Title – if a corporation, partnership or other entity

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-478-5041. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Simple methods to vote your proxy:

[INTERNET GRAPHIC] INTERNET	Log on to www.proxyonline.com and have this proxy card available.	VOTING CONTROL NUMBER 123456789123
[REPRESENTATIVE GRAPHIC] REPRESENTATIVE	Simply dial toll-free 1-877-478-5046 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern Time Monday through Friday.
[TOUCH-TONE PHONE GRAPHIC] TOUCH-TONE PHONE	Simply dial toll-free 1-888-227-9349 and have this proxy card available at the time of the call.
[ENVELOPE GRAPHIC] MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 10, 2013

The proxy statement for this meeting is available at: www.proxyonline.com/docs/genworth2013.pdf

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD

GuidePath Altegris Multi-Strategy Alternative Allocation Fund

This proxy is solicited on behalf of the Board of Trustees, and the nominees identified below have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the nominees and proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting, or at any adjournment or postponement thereof.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [X]

1)	To elect a Board of Trustees:	FOR	WITHHOLD
	(1.1) David M. Dunford	[_]	[_]
	(1.2) Paul S. Feinberg	[_]	[_]
	(1.3) Dennis G. Schmal	[_]	[_]
	(1.4) Gurinder S. Ahluwalia	[_]	[_]

		FOR	AGAINST	ABSTAIN
2)	To approve a new investment advisory agreement for the Fund with Genworth Financial Wealth Management, Inc.	[_]	[_]	[_]
3)	To approve a new sub-advisory agreement with Altegris Advisors, LLC.	[_]	[_]	[_]

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUSIP: 123456789

[Genworth Wealth Management Logo]	PROXY CARD	Small barcode here
GENWORTH FINANCIAL CONTRA FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 10, 2013

The undersigned, revoking prior proxies, hereby appoints Christine E. Villas-Chernak and Starr E. Frohlich, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above-named Fund (the “Fund”) to be held at the principal offices of Genworth Financial Asset Management Funds (“GFAM”), 2300 Contra Costa Blvd., Suite 600, Pleasant Hill, California 94523 on Wednesday, July 10, 2013 at [___] [_].m., Pacific time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appears on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE                                                                DATE

SIGNATURE (if held jointly)                                      DATE

Title – if a corporation, partnership or other entity

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-478-5041. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Simple methods to vote your proxy:

[INTERNET GRAPHIC] INTERNET	Log on to www.proxyonline.com and have this proxy card available.	VOTING CONTROL NUMBER 123456789123
[REPRESENTATIVE GRAPHIC] REPRESENTATIVE	Simply dial toll-free 1-877-478-5046 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern Time Monday through Friday.
[TOUCH-TONE PHONE GRAPHIC] TOUCH-TONE PHONE	Simply dial toll-free 1-888-227-9349 and have this proxy card available at the time of the call.
[ENVELOPE GRAPHIC] MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 10, 2013

The proxy statement for this meeting is available at: www.proxyonline.com/docs/genworth2013.pdf

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD

GENWORTH FINANCIAL CONTRA FUND

This proxy is solicited on behalf of the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting, or at any adjournment or postponement thereof.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [X]

		FOR	AGAINST	ABSTAIN
1)	To approve a new investment advisory agreement for the Fund with Genworth Financial Wealth Management, Inc (“GFWM”).	[_]	[_]	[_]
2)	To approve a new sub-advisory agreement with Credit Suisse Asset Management, LLC.	[_]	[_]	[_]
3)
To approve the operation of the Fund under a “manager of managers” structure whereby the GFAM Board of Trustees, together with GFWM, the Fund’s investment advisor, would be able to hire, terminate and replace unaffiliated sub-advisors of the Fund without shareholder approval.
		[_]	[_]	[_]

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUSIP: 123456789

[Genworth Wealth Management Logo]	PROXY CARD	Small barcode here
[FUND NAME DYNAMICALLY INSERTED HERE] PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 10, 2013

The undersigned, revoking prior proxies, hereby appoints Christine E. Villas-Chernak and Starr E. Frohlich, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above-named Fund (the “Fund”) to be held at the principal offices of [GPS Funds I/GPS Funds II], 2300 Contra Costa Blvd., Suite 600, Pleasant Hill, California 94523 on Wednesday, July 10, 2013 at [___] [_].m., Pacific time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appears on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE                                                                DATE

SIGNATURE (if held jointly)                                      DATE

Title – if a corporation, partnership or other entity

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-478-5041. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Simple methods to vote your proxy:

[INTERNET GRAPHIC] INTERNET	Log on to www.proxyonline.com and have this proxy card available.	VOTING CONTROL NUMBER 123456789123
[REPRESENTATIVE GRAPHIC] REPRESENTATIVE	Simply dial toll-free 1-877-478-5046 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern Time Monday through Friday.
[TOUCH-TONE PHONE GRAPHIC] TOUCH-TONE PHONE	Simply dial toll-free 1-888-227-9349 and have this proxy card available at the time of the call.
[ENVELOPE GRAPHIC] MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 10, 2013

The proxy statement for this meeting is available at: www.proxyonline.com/docs/genworth2013.pdf

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD

[FUND NAME DYNAMICALLY INSERTED HERE]

This proxy is solicited on behalf of the Board of Trustees, and the nominees identified below have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the nominees and proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting, or at any adjournment or postponement thereof.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [X]

1)	To elect a Board of Trustees:	FOR	WITHHOLD
	(1.1) David M. Dunford	[_]	[_]
	(1.2) Paul S. Feinberg	[_]	[_]
	(1.3) Dennis G. Schmal	[_]	[_]
	(1.4) Gurinder S. Ahluwalia	[_]	[_]

		FOR	AGAINST	ABSTAIN
2)	To approve a new investment advisory agreement for each Fund with Genworth Financial Wealth Management, Inc.	[_]	[_]	[_]

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUSIP: 123456789